UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C/A-1

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

and

SCHEDULE 14F-1 INFORMATION

Information Statement Pursuant to Section 14f-1

of the Securities Exchange Act of 1934

Check the appropriate box:

☑ Preliminary Information Statement

‘Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

‘Definitive Information Statement

GLOBAL CASINOS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑  No Fee Required.

‘Fee computed on table below per Exchange Act Rules 14c- 5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:  Common Stock, par value $.001 per share

         2) Aggregate number of securities to which transaction applies:  _________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): --

         4) Proposed maximum aggregate value of transaction:  _____________

         5) Total Fee Paid.  ____________

‘Fee paid previously with preliminary materials.

‘Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:  none.

         2) Form, Schedule or Registration Statement No.:  14C/A-1

         3) Filing Party: Global Casinos, Inc.

         4) Date Filed: ____, 2013

GLOBAL CASINOS, INC.

1507 Pine Street

Boulder, CO  80302

303-449-2100

Dear Stockholder:

We are furnishing this Information Statement to the holders of the Common Stock of Global Casinos, Inc., a Utah corporation (the "Company").  The purpose of this Information Statement is to inform all of our stockholders that by written consents dated May 14, 2013, the holders of 57.22% of our issued and outstanding shares of Common Stock (our “Majority Shareholders”) approved the following actions (collectively the “Shareholder Actions”):

1.

The ratification and approval of the Amended and Restated Split-Off Agreement in the form of Appendix I hereto, together with all ancillary documents and agreements provided for therein or contemplated thereby (collectively the “Split-Off Documents”) providing for, inter alia, the sale of Global Casino, Inc.’s casino gaming operations and assets to Gemini Gaming, LLC, subject to all associated liabilities (the “Split-Off”);

2.

The ratification and approval of the Stock Purchase Agreement in the form of Appendix II hereto, together with all ancillary documents and agreements provided for therein or contemplated thereby (collectively the “Stock Purchase Documents”) providing for, inter alia, Global Casinos, Inc.’s purchase of 100% of the issued and outstanding equity securities of West Paces Ferry Healthcare REIT, Inc., subject to all liabilities; and,

3.

The adoption of the Amended and Restated Articles of Incorporation providing for, among other things, the change of the name of the Company to:  “Global Healthcare REIT, Inc.” and the adoption of provisions intended to comply with the requirements applicable to entities electing to be treated as a Real Estate Investment Trust (“REIT”) under the Internal Revenue Code of 1986, as amended (“IRC”) and regulations promulgated thereunder.

As the Shareholder Actions constitute the sale of substantially all of the Company’s assets and include an amendment to the Company’s Articles of Incorporation, Utah law requires that the Shareholder Actions be approved by a majority of our outstanding voting securities. As permitted by Utah law and our Articles of Incorporation, as amended, the Company has received a written consent from the Majority Shareholders of the Company approving the Shareholder Actions.

The Shareholder Actions described in this Information Statement will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our Shareholders.

SHAREHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE TRANSACTION AUTHORIZATION. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE TRANSACTION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Shareholder Action, as well as summary information regarding the transactions covered by the Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission. We may provide only one copy of the Information Statement to Shareholders who share an address, unless we have received instructions otherwise. If you share an address, your household has received only one copy of this Information Statement and you wish to receive another copy, please contact our corporate secretary at the address or telephone number above. If you have received multiple copies and only wish to receive one copy of our SEC materials, you also may contact us at the address and phone number above.

Very truly yours,

  /s/ Clifford L. Neuman

Clifford L. Neuman, President

GLOBAL CASINOS, INC.

INFORMATION STATEMENT

TABLE OF CONTENTS

Introduction

Summary Term Sheet

Summary Information In Question And Answer Format

Prior Stockholder Approval

Voting Securities and Principal Holders Thereof

Selected Financial and Pro Forma Financial Data

Business of Global Healthcare REIT, Inc..

Risk Factors

Transaction Information

Information Incorporated by Reference

Where You Can Find Additional Information

INFORMATION STATEMENT

GLOBAL CASINOS, INC.

1507 Pine Street

Boulder, Colorado  80302

(303) 449-2100

Introduction

This Information Statement is being furnished to the Shareholders of Global Casinos, Inc., a Utah corporation (the “Company”), in connection with the prior approval by written consent of the Majority Shareholders of the Company of the Shareholder Actions.

The Board of Directors believes that consummation of the Shareholder Actions is in the best interests of the Company and its Shareholders. Accordingly, effective on April 7, 2013, the Board unanimously approved the Shareholder Actions and directed that it be submitted for stockholder approval.

Under Utah law and our Articles of Incorporation, as amended, the affirmative vote of a majority of the votes entitled to be cast by holders of all shares of the Company’s Common Stock, par value $.05 per share (“Common Stock”), is required to approve the Shareholder Actions.  As of May 14, 2013, there were outstanding 7,161,978 shares of Common Stock.  As permitted by the Utah Revised Business Corporations Act, on May 14, 2013, the Company received a written consent in lieu of a meeting of Shareholders from holders of 4,098,332 shares of our common stock representing 57.22% of the total voting rights of the holders of Common Stock approving the Shareholder Actions.

SHAREHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE TRANSACTION. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE TRANSACTION.

The Shareholder Actions will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our Shareholders.

This Information Statement is furnished for the purposes of informing Shareholders, in the manner required under the Securities Exchange Act of 1934, as amended, of the Shareholder Action before it is consummated. This Information Statement is first being mailed on or about __________, 2013 to holders of record of Common Stock.

 Summary Term Sheet

 This Information Statement is being furnished to the Shareholders of Global Casinos, Inc., a Utah corporation, in connection with the prior approval by our Board of Directors, and the approval by written consent of a majority of our Shareholders, for the Shareholder Actions. The terms “we,” “our,” and the “Company” in this Information Statement refer to Global Casinos, Inc.

This section contains a summary of the material features of the Transaction Documents and other matters approved by our Majority Shareholders.  This summary may not contain all of the information that is important to you to understand the Shareholder Action fully. We strongly encourage you to read carefully the entire Information Statement.  We have included the salient agreements as Appendices I, II and III.

Background

Global Casinos, Inc. (the “Company”) previously announced that effective June 1, 2012 it entered into two material definitive agreements:

·

A Split-Off Agreement with Gemini Gaming, LLC (“Gemini”) to sell all of its gaming properties, interests and operations (the “Split-Off Agreement”).  Gemini is controlled by Clifford Neuman, the Company’s President and Director, Pete Bloomquist, a Director, and Doug James, the General Manager of the Company’s two casinos: Bull Durham Casino and Doc Holliday Casino.

A Stock Purchase Agreement to acquire 100% of the outstanding equity securities of Georgia Healthcare REIT, Inc. (“Ga .. REIT”) from its sole stockholder, Christopher Brogdon. (the “Ga. REIT SPA”).

Consummation of the Split-Off and Ga. REIT SPA was subject to numerous conditions precedent, including the approval of the Colorado Gaming Commission and the approval of the Split-Off by the shareholders of the Company.

Subsequent to the execution of the Split-Off Agreement and Ga. REIT SPA, Ga. REIT consummated the acquisition of a skilled nursing facility called the Middle Georgia Nursing Home located in Eastman, Georgia (“Middle Georgia”).  Middle Georgia is owned by Dodge NH, LLC (“Dodge NH”), of which Ga. REIT holds a 65% membership interest.

In July 2012, the Company filed with the Securities Exchange Commission (“SEC”) its Information Statement on Schedule 14C (the “14C”) reflecting that it had obtained shareholder approval of the Split-Off Agreement by the written consent of the holders of a majority of its outstanding voting securities. At the time of filing the 14C, Ga. REIT had only acquired Middle Georgia, but did not include any audited financial statements of the historical operator of Middle Georgia based on its analysis that such acquisition did not constitute a “business acquisition” within the meaning of Regulation S-X.   In response to the filing of the 14C, the Company was advised by the SEC staff that it took the view that Section 2340 of the Financial Reporting Manual required the inclusion of audited financial statements of any “significant lessee”; which in their view included the historical operator of Middle Georgia.

In response to the SEC position, Ga. REIT undertook the audit of the financial statements of the historical operator of Middle Georgia.

However, concurrently with completing the audit of the Middle Georgia operator audit, Ga. REIT consummated a second acquisition of a skilled nursing facility located in Scottsburg, Indiana (“Scottsburg”).  Noting the SEC position regarding the need to include audited financial statements of any significant lessee, Ga. REIT began the task of auditing the financial statements of the historical operator of Scottsburg.  Notwithstanding diligent and protracted effort,  Ga. REIT has been unable to obtain the information necessary to complete an audit of the Scottsburg historical operator, and the process of completing the Split-Off and Ga. REIT SPA has been thwarted.

Restructure of Material Agreements

Recognizing the obstacles in completing the Split-Off and Ga. REIT SPA due to the inability to complete an audit of the Scottsburg historical operator, the Company and Brogdon agreed in principle to restructure their agreements to provide the following:

·

Brogdon would create a “Newco”, which he did under the name “West Paces Ferry Healthcare REIT, Inc. (“West Paces”) on March 13, 2013;

·

Ga. REIT would transfer all of its interest in Middle Georgia (an undivided 65% membership interest in Dodge NH) to West Paces in consideration of West Paces assuming Ga. REIT’s obligation to repay the $500,000 note owed to the Company, which was completed effective March 15, 2013;

·

The Company would enter into a new stock purchase agreement with the shareholders of West Paces having identical provisions to the Ga. REIT SPA, which was consummated effective April 13, 2013.

·

The Company and Brogdon would agree to terminate the GA. REIT SPA, which was effective April 8, 2012; and

The Company and Gemini would amend the Split-Off Agreement to extend the closing date to December 31, 2013.

In accordance with the foregoing, the Company has entered into the following material agreements:

Termination Agreement with Ga. REIT

This Agreement , effective April 8, 2013, terminated the Ga. REIT SPA and released all parties from any further liability thereunder.

Amendment No. 1 to Split-Off Agreement

This Amendment extend ed the termination date of the Split-Off Agreement to December 31, 2013.  It is the belief that this gives the parties sufficient time to satisfy the numerous conditions precedent to consummating the Split-Off.

Stock Purchase Agreement with West Paces

The West Paces SPA is identical in terms and conditions to the former Ga. REIT SPA.

Amended and Restated Split-Off Agreement

Effective May 2, 2013, the Company and Gemini entered into an Amended and Restated Split-Off Agreement which supersedes the original Split-Off Agreement as well as the Amendment No. 1 thereto.  The Amended and Restated Split-Off Agreement includes revisions needed to clarify the recasting of the parties to the reorganization described above.

Amended and Restated Split-Off Agreement

Effective May 2, 2013, the Company (as “Seller”), Global Split-Off, LLC, a Colorado limited liability company (“Split-Off Subsidiary”), and Gemini Gaming, LLC, a Colorado limited liability company (“Buyer”) entered into the Amended and Restated Split-Off Agreement (“Split-Off Agreement”)

pursuant to which the Company agreed to transfer to its newly formed wholly-owned Split-Off Subsidiary substantially all of its casino gaming properties, assets and operations (“Gaming Assets”) and then agreed to sell all of its interest in Split-Off Subsidiary to Gemini Gaming, LLC (“Gemini”).  Gemini is owned and controlled by Clifford Neuman, the Company’s President and Director, Pete Bloomquist, a Director, and Doug James, the general manager of the Company’s two casinos.

Gemini will purchase the outstanding equity of Split-Off Subsidiary in consideration of (i) the assumption of all responsibility for any debts, obligations and liabilities associated with the Gaming Assets (“Gaming Debt”), plus (ii) payment in an amount equal to the Company’s net tangible book value, excluding the Company’s 5% Convertible Notes in the aggregate principal amount of $50,000 and further excluding approximately $500,000 in note receivable from West Paces (the “Purchase Price”).  The Purchase Price will be evidenced by a promissory note (“Purchase Money Note”) which will be payable, together with interest at the rate of 4% per annum, in quarterly installments over a term of 20 years.  The Purchase Money Note will be secured by a pledge of all of the outstanding equity securities of Split-Off Subsidiary.

Consummation of the Split-Off is conditioned upon the approval of the Global Casinos Shareholders, the approval of the Colorado Division of Gaming of a Change of Ownership of the gaming licenses for the Bull Durham and Doc Holliday Casinos, the concurrent closing of the Stock Purchase Agreement described below, a definitive Information Statement under Sections 14(c) and 14(f) of the Exchange Act is filed with the SEC and mailed to the Company’s shareholders, and other conditions customary to transaction of this nature.

Concurrently with the Closing (as that term is defined within the Split-Off Agreement), the Company shall take all action necessary to appoint Christopher Brogdon, Steven Bathgate and John Joseph Sheehan, Jr. to serve as members of the Board of Directors of Seller (“New Board”).  Immediately following such election, Clifford Neuman, Peter Bloomquist and A. Leonard Nacht shall resign as directors and executive officers of the Company.  Immediately following the resignations of Messrs. Neuman, Bloomquist and Nacht, the New Board shall appoint Christopher Brogdon and Steven Bathgate as new executive officers to fill the vacancies created by such resignations (“New Management”).

Following the Closing, the Company will have no liability for any debts, liabilities or obligations of Split-Off Subsidiary or its business or activities, and there are no outstanding guaranties, performance or payment bonds, letters of credit or other contingent contractual obligations that have been undertaken by the Company directly or indirectly in relation to Split-Off Subsidiary or its business and that may survive the Closing.

Pending Closing, the Company had extended working capital advances to Georgia REIT (“Georgia REIT Advances”), in the aggregate principal amount of $500,000 (the “ REIT Note ”).   The  REIT Note was secured by a pledge of 100% of the outstanding equity securities of Georgia REIT. $125,000 of the Georgia REIT Advances was used in connection with Georgia REIT consummation of its first acquisition of Middle Georgia Nursing Home, located in Eastman, Georgia, which closed on July 1, 2012.  Effective March 15, 2013,  the REIT Note was assigned to and assumed by West Paces, and is secured by a pledge of all of the outstanding shares of equity securities of West Paces.

The Split-Off may be terminated at, or at any time prior to, the Closing by mutual written consent of Seller and Buyer and may also be terminated by either party upon written notice to the other in the event the Split-Off and Closing have not been consummated on or before December 31, 2013.

Stock Purchase Agreement

Effective April 13, 2013, the Company, on the one hand, and Christopher Brogdon, Judi Schindler, Robert Lancaster and Philip Scarborough, on the other,(collectively Brogdon, Schindler, Lancaster and Scarborough shall be referred to as the “ West Paces Shareholders ”) entered into that certain Stock Purchase Agreement (“ SPA”) whereby the West Paces Shareholders, as the owners of all of the issued and outstanding shares of the equity securities of West Paces shall sell to the Company all of the outstanding equity securities of West Paces,  subject to and in accordance with the terms and conditions of the Agreement..  The purchase price to be paid by the Company for West Paces will be the sum of $100.

Consummation of the SPA is conditioned upon the approval of the Global Casinos Shareholders, the approval of the Colorado Division of Gaming of a Change of Ownership of the gaming licenses for the Bull Durham and Doc Holliday Casinos, the concurrent closing of the Split-Off Agreement described below, a definitive Information Statement under Sections 14(c) and 14(f) of the Exchange Act is filed with the SEC and mailed to the Company’s shareholders, and other conditions customary to transaction of this nature.

Amended and Restated Articles of Incorporation

The filing of Amended and Restated Articles of Incorporation (“Amended Articles”) with the Utah Division of Corporations shall, among other things, effect the change of name of the Company to “Global Healthcare REIT, Inc.”.  In addition, we will adopt provisions required to enable the Company to elect to be treated for tax purposes as a REIT, as more fully described elsewhere in this Information Statement.

Summary Information In Question And Answer Format

The following information, in question and answer format, summarizes many of the material terms of the Company's proposed Shareholder Actions.   For a complete description of the terms and conditions of the Shareholder Actions, you are advised to carefully read this entire Information Statement and the other documents referred to herein.

Why am I receiving these materials?

We are required to deliver this Information Statement to all holders of our voting stock to inform them that effective May 14, 2013 the “Majority Stockholders” (as defined below) took certain actions by written consent, as permitted under our Bylaws and Utah law, that would otherwise require a meeting of stockholders.

This Information Statement is being sent to you because you are a holder of our common stock.  As of May 14, 2013, an aggregate of 7,161,978 shares of our common stock were outstanding.

We will begin mailing this Information Statement, on or about ______________, 2013.

We have requested that banks, brokerage firms and other nominees who hold common stock on behalf of the owners of the common stock (such stock is often referred to as being held in “street name”) as of the close of the record date forward these materials to those beneficial owners.  We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

What actions did the Majority Stockholders of the voting stock approve or authorize?

The majority holders of our Common Stock approved the following actions:

1.

The ratification and approval of the Amended and Restated Split-Off Agreement in the form of Appendix I hereto, together with all ancillary documents and agreements provided for therein or contemplated thereby (collectively the “Split-Off Documents”) providing for, inter alia, the sale of Global Casino, Inc.’s casino gaming operations and assets to Gemini Gaming, LLC, subject to all associated liabilities;

2.

The ratification and approval of the Stock Purchase Agreement in the form of Appendix II hereto, together with all ancillary documents and agreements provided for therein or contemplated thereby (collectively the “Stock Purchase Documents”) providing for, inter alia, Global Casinos, Inc.’s purchase of 100% of the issued and outstanding equity securities of West Paces Ferry Healthcare REIT, Inc., subject to all liabilities; and,

3.

The adoption of the Amended and Restated Articles of Incorporation providing for, among other things, the change of the name of the Company to:  “Global Healthcare REIT, Inc.” and the adoption of provisions intended to comply with the requirements applicable to entities electing to be treated as a Real Estate Investment Trust (“REIT”) under the Internal Revenue Code of 1986, as amended (“IRC”) and regulations promulgated thereunder.

What Vote Is Required To Approve The Shareholder Action?

Approval of the Shareholder Action requires the affirmative vote of the holders of not less than a majority of the Company's outstanding Common Stock.

What Constitutes A Majority Of The Company's Outstanding Common  Stock and Series A Convertible Preferred Stock?

On May 14, 2013, the Company had 7,161,978 shares of Common Stock issued and outstanding and 3,580,990 constitutes a majority of the shares of Common Stock issued and outstanding.

Who Voted In Favor Of The Shareholder Actions?

Shareholders owning an aggregate of 4,098,332 shares of our common stock voted in favor of the Shareholder Actions. Those shares combined represent 57.22% of the voting power of common stock.  Those shareholders consisted of Connie Brogdon (295,026 shares), Bruce M. Berkowitz and Lisa F. Berkowitz (267,679 shares), Steven M. Bathgate (270,0000 shares), Margaret Bathgate. (40,000), L. Bruce Madsen (332,012 shares), Gary McAdam and affiliated entities (287,210 shares), Jeff Ploen and affiliated entities (337,500 shares), Lance Baller (262,500 shares), Lynda Franklin (110,000 shares), Stephen Silver (132,000 shares), William P. Martindale (230,000 shares), Melissa A. Vander Syde (50,000 shares),  A. Leonard Nacht (1,038,800 shares),  Mark I. Berkowitz (315,000 shares) and Todd Huss (130,605 shares).  Such shareholders shall be referred to as the "Majority Shareholders".

Will The Shareholders That Voted In Favor Of The Shareholder Actions Have Any Special Interest in the Shareholder Actions?

Yes.  Under the terms of the Split-Off and Stock Purchase Agreements, it is anticipated that Christopher Brogdon and persons designated by Brogdon will serve as Director(s) and executive officer(s) of the Company. In addition, as the principal shareholder and controlling person of West Paces,  Mr. Brodgon will be the principal party to the SPA and the beneficiary of the Company’s acquisition of West Paces.

Why Isn't The Company Holding A Shareholders Meeting To Vote On The Proposed Shareholder Actions?

In order to lawfully close on the proposed Shareholder Actions, Utah law requires that a majority of shares of Common Stock vote in favor of the proposed Shareholder Actions. The Shareholders voting in favor of the proposed Shareholder Actions represent 57.22% of the voting power of Common Stock outstanding.  Therefore, management concluded that because approving a transaction by the written consent of Shareholders can be faster than distributing a notice of meeting and proxy statement, and conducting a Shareholders meeting, and in light of the fact that Company management wanted to expedite the closing of the proposed Shareholder Actions, management and the Board of Directors decided not to conduct a meeting of Shareholders. Instead, Shareholders owning a majority of the voting power of Common Stock signed a written consent approving the Shareholder Actions and the transactions contemplated thereby.

What Will Happen To The Company After The Shareholder Actions?

Following the Shareholder Actions, the Company will have divested all of the Gaming Assets and Gaming Debt and will become a REIT acquiring interests in healthcare facilities and other qualified assets, as more fully discussed in this Information Statement.

Who will be in control of the Company after the Shareholder Actions?

Upon consummation of the Split-Off Agreement and acquisition of West Paces, there will be a change in control of the Company. The Board of Directors will be reconstituted to consist of Christopher Brogdon, Steven Bathgate and John Sheehan, Jr.  The executive officers will also be replaced by Christopher Brogdon and Steven Bathgate.  Their respective biographies in included elsewhere in this Information Statement.

What Rights Do Shareholders Have To Dissent From The Shareholder Actions?

Company Shareholders have the right to dissent from, and obtain payment of the fair value of shares held by the Shareholder under certain circumstances as provided for in Section 16-10a-1302 of the Utah Revised Business Corporation Act.

What Are The Income Tax Consequences Of The Shareholder Actions?

 There will be no federal or state income tax consequences to our shareholders as a result of the Shareholder Actions.

Why is the Company proposing to sell its interest in the Gaming Assets?

The Company’s performance as a casino operator suffered from the severe impact of the economic downturn that began in 2008.  As a result, the value of the Company’s stock was eroded.  The Company was presented with an opportunity to transition to a REIT under the guidance and supervision of Christopher Brogdon who has significant experience in successfully managing public companies as well as vast experience in acquiring healthcare facilities.  As a result, the Company’s board of directors and Majority Shareholders approved the terms of the Split-Off Agreement and SPA in an effort to enhance shareholder value.

Will any of the proceeds from the sale of the Company’s interest in Global Split-Off, LLC be distributed to the Company’s shareholders?

 No.  The proceeds to be received by the Company from the sale of the Gaming Assets will be paid to the Company and used to support its activities as a REIT.

WHO CAN HELP ANSWER YOUR QUESTIONS?

Clifford L. Neuman

President

1507 Pine Street

Boulder, CO  80302

303-449-2100

 Prior Stockholder Approval

Our ability to undertake the Shareholder Action without a meeting of our Shareholders is authorized by Section 16-10a-704 of the Utah Revised Business Corporations Act.   That section generally provides that a Utah corporation may substitute for action on a matter by its Shareholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter are present and voted. In accordance with this provision, we obtained the written consent of the Majority Shareholders to the Shareholder Actions. As a result of the action of the Majority Shareholders, we are not soliciting proxies, and there will be no further stockholder action on the Shareholder Actions.

Holders of record of the Company's Common Stock are entitled to notice of the action taken by written consent approving the Shareholder Actions.

Under Utah law and our Articles of Incorporation, as amended, the affirmative vote of a majority of the voting power of Common Stock outstanding was required to approve the Shareholder Actions. Each holder of Common Stock was entitled to one vote on each of the foregoing matters, for each share of Common Stock held by such stockholder.  As of May 14, 2013, there were outstanding 7,161,978 shares of Common Stock, as of that date, the Majority Shareholders held 4,098,332 shares of Common and were entitled to cast a total of 4,098,332 votes, or 57.22% of the total votes entitled to be cast by all holders of our Common Stock.

The action by written consent approving the Shareholder Action was executed effective May 14, 2013.

Dissenters' Rights

In accordance with the Utah Revised Business Corporations Act, our Shareholders have certain dissenters' or appraisal rights in connection with the Shareholder Actions.

Certain Federal Income Tax Consequences

The Shareholder Actions will not result in any impact on our Shareholders for federal and state income tax purposes.

Government Approvals

Except for compliance with the applicable regulations of the Securities and Exchange Commission in connection with this Information Statement and of the Utah Revised Business Corporation Act in connection with the Shareholder Actions, we are not required to comply with any federal or state regulatory requirements, and no federal or state regulatory approvals are required in connection with the Shareholder Actions.

Interests of Persons in Matters to be Acted Upon

The Split-Off Agreement and Stock Purchase Agreement were approved by the Company’s Board of Directors.  However, because Messrs. Neuman and Bloomquist are control persons of Gemini Gaming, LLC, the entity that will be acquiring the Gaming Assets subject to the Gaming Debt, those persons abstained from the board approval process.

Connie Brogdon is included in the Majority Shareholders and has a distinct financial interest in the Shareholder Actions by virtue of her husband, Christopher Brogdon, being a principal shareholder and control person of West Paces. The other Majority Shareholders that approved the Split-Off and Stock Purchase Documents do not have a financial interest in the Split-Off or Stock Purchase that is materially different than our other shareholders.

Selected Financial Data

The following is selected historical financial data of Global Casinos.  The Global Casinos data includes information as of and for each of the fiscal years ended June 30, 2011 and 2012 and the nine months ended March 31, 2012 and 2013. The data has been derived from both audited and unaudited historical financial statements appearing elsewhere in this information statement or incorporated by reference from other reports filed by Global Casinos with the SEC and should be read in conjunction with those financial statements and their related notes.

The unaudited pro forma consolidated balance sheet data that follows has been prepared to give effect to the transactions described in this information statement as if they had occurred on March 31, 2013.   The accompanying unaudited pro forma consolidated statements of operations for the year ended June 30, 2012 and the nine months ended March 31, 2013 have been prepared as if such transactions had occurred separately on July 1, 2011 and July 1, 2012, respectively.

This information is only a summary and you should read it together with the financial statements and pro forma financial information included elsewhere in this information statement or incorporated by reference from other reports filed by Global Casinos with the SEC.

West Paces was formed on March 13, 2013 and acquired from Ga. REIT its 65% interest in Dodge NH effective March 15, 2013.  While  Dodge NH has been under common control since its purchase of the Middle Georgia Nursing Facility on July 1, 2012, there are no prior periods for which to present comparative period end, annual and quarterly information.  Therefore, as a smaller reporting company and consistent with Item 301 of Regulation S-K, selected financial data for West Paces are not presented herein.  Please see Pro Forma Financial Information included elsewhere in this information statement for the pro forma effects of the transactions.

Statement of Operations Data
					Pro Forma
	Historical				Year	Nine Months
	Years Ended June 30		Nine Months Ended March 31		Ended	Ended
	2011	2012	2012	2013	June 30, 2012	March 31, 2013
Total net revenues	$ 5,516,147	$ 5,154,967	$3,813,267	$ 3,660,961	$ 560,000	$ 420,962
Operating expenses	$ 6,786,685	$ 5,608,461	$4,300,271	$ 3,971,574	$ 647,644	$ 392,731
Net income (loss)	$ (1,379,431)	$ (845,271)	$(739,265)	$ (595,919)	$(413,072)	$ (231,134)
Net income (loss) attributable to common shareholders	$ (1,436,209)	$ (902,204)	$(782,043)	$ (638,541)	$(448,355)	$ (249,295)
Basic earnings (loss) per common share	$ (0.22)	$ (0.13)	$ (0.11)	$ (0.09)	$ (0.05)	$ (0.03)
Diluted earnings per share	$ (0.22)	$ (0.13)	$ (0.11)	$ (0.09)	$ (0.05)	$ (0.03)
Shares used in computing basic earnings per share	6,533,855	6,818,616	6,807,739	7,061,615	9,444,033	9,687,032
Shares used in computing diluted earnings per share	6,533,855	6,818,616	6,807,739	7,061,615	9,444,033	9,687,032

Balance Sheet Data:
	Historical
	June 30			March 31,		Pro Forma
	2011	2012		2013		..March 31, 2013
Working capital (deficit)	$ (472,057)	$ (852,649)		$(1,398,919)		$ 809,538
Total assets	$ 3,541,228	$ 3,846,451		$ 3,483,461		$ 6,933,535
Total liabilities	$ 1,802,347	$ 2,099,414		$ 2,254,842		$ 5,387,795
Stockholders' equity	$ 1,738,881	$ 1,747,037		$ 1,228,619		$ 1,545,740

Supplementary Financial Information

The following is supplementary financial information of Global Casinos.  The Global Casinos supplementary information includes information as of and for each of the fiscal years ended June 30, 2011 and 2012 and the nine months ended March 31, 2012 and 2013. The data has been derived from both audited and unaudited historical financial statements appearing elsewhere in this information statement or incorporated by reference from other reports filed by Global Casinos with the SEC and should be read in conjunction with those financial statements and their related notes.

This information is only supplementary and you should read it together with the financial statements and pro forma financial information included elsewhere in this information statement or incorporated by reference from other reports filed by Global Casinos with the SEC.

West Paces was formed on March 13, 2013 and acquired from Ga. REIT its 65% interest in Dodge NH effective March 15, 2013.  While  Dodge NH has been under common control since its purchase of the Middle Georgia Nursing Facility on July 1, 2012, there are no prior periods for which to present comparative period end, annual and quarterly information.  Therefore, as a smaller reporting company and consistent with Item 302 of Regulation S-K, supplementary financial information for West Paces are not presented herein.  Please see Pro Forma Financial Information included elsewhere in this information statement for the pro forma effects of the transactions.

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Fiscal year ended June 30, 2011
Total net revenues	$ 1,452,099	$ 1,330,969	$ 1,329,522	$ 1,531,301
Operating expenses	$ 1,486,142	$ 1,371,468	$ 1,397,385	$ 2,645,155
Net income (loss)	$ (63,055)	$ (68,608)	$ (94,115)	$(1,142,277)
Net income (loss) attributable to common shareholders	$ (77,366)	$ (82,919)	$ (108,115)	$(1,156,433)
Basic earnings (loss) per common share	$ (0.01)	$ (0.01)	$ (0.02)	$ (0.18)
Diluted earnings per share	$ (0.01)	$ (0.01)	$ (0.02)	$ (0.18)

Fiscal year ended June 30, 2012
Total net revenues	$ 1,324,355	$ 1,222,087	$ 1,266,825	$ 1,341,700
Operating expenses	$ 1,372,677	$ 1,581,884	$ 1,345,710	$ 1,308,190
Net income (loss)	$ (74,431)	$ (452,271)	$ (212,563)	$ (106,006)
Net income (loss) attributable to common shareholders	$ (88,742)	$ (466,582)	$ (226,719)	$ (120,161)
Basic earnings (loss) per common share	$ (0.01)	$ (0.07)	$ (0.03)	$ (0.02)
Diluted earnings per share	$ (0.01)	$ (0.07)	$ (0.03)	$ (0.02)

Nine months ended March 31, 2013
Total net revenues	$ 1,313,033	$ 1,167,892	$ 1,180,036
Operating expenses	$ 1,312,503	$ 1,387,148	$ 1,271,923
Net income (loss)	$ (128,576)	$ (251,952)	$ (215,391)
Net income (loss) attributable to common shareholders	$ (142,887)	$ (266,263)	$ (229,391)
Basic earnings (loss) per common share	$ (0.02)	$ (0.04)	$ (0.03)
Diluted earnings per share	$ (0.02)	$ (0.04)	$ (0.03)

Transaction Information

Background and Reasons for the Transaction

·

Global Casinos has owned and operated the Bull Durham Casino located in Blackhawk, Colorado since its inception.  In 2008, we acquired Doc Holliday Casino located in Central City, Colorado. The timing of our acquisition of Doc Holliday was unfortunate, since it came at the beginning of what would prove to be a significant and prolonged economic recession, which impacted the gaming and hospitality industries particularly harshly.

·

Due primarily to the macroeconomic impact of the Great Recession, our results of operations suffered significantly.  The operations of Doc Holliday were particularly dismal, which negatively impacted our overall performance.  The public market value of our common stock suffered commensurately.

·

During the period from 2009 to 2011, we explored numerous business combinations in the gaming industry in the Reno, Nevada market.  However, those potential targets had their own operational issues. The constriction of the credit markets made a complementary acquisition impractical.

·

In the summer of 2011, our President, Clifford Neuman, (“Neuman”) was approached by Steven Bathgate (“Bathgate”), who is a Senior Managing Partner of GVC Capital, LLC (“GVC”), a registered broker-dealer and investment banker.  Bathgate has been a shareholder of the Company for many years; and GVC has served as the Company’s investment advisor as well.  Bathgate introduced Neuman to the potential of the Company doing a transaction with Christopher Brogdon (“Brogdon”), with whom Bathgate and GVC had prior business dealings.  Bathgate and Brogdon made the suggestion that Global Casinos consider divesting the gaming interests and operations and transitioning to become a healthcare REIT, a business segment in which Brogdon had substantial experience and expertise.

·

In August 2011, Neuman and Pete Bloomquist (“Bloomquist”), also a Director, met in Boulder, Colorado with Bathgate, Brogdon and other affiliates of GVC.  At that meeting, preliminary terms of a reorganization were discussed.  In addition, there was discussion of the Company undertaking a small private placement of securities to raise capital to support such a reorganization.

·

In November 2011, the Company and Brogdon executed a non-binding confidential Reorganization Term Sheet (“Term Sheet”) that summarized the terms of the divestiture of the gaming interests in a leveraged management buy-out, the transition to becoming a REIT under the direction and control of Brogdon, and the terms of a private offering of securities.

·

Also in November 2011, Messrs. Neuman and Bloomquist met with the Colorado Division of Gaming (“Gaming") to discuss the Term Sheet and the regulatory issues inherent in the contemplated transaction.   Those regulatory issues became problematic.  There ensued numerous meetings between Messrs. Neuman and Bloomquist and Gaming over the next several months in an effort to develop a strategy that could be adopted to facilitate the transaction with Brogdon described in the Term Sheet.

·

In the fourth quarter of 2011, Gaming presented a proposal for a Change of Ownership of the Bull Durham and Doc Holliday gaming licenses that management found acceptable, and an Application for Change of Ownership was submitted to Gaming by Gemini Gaming.

·

In the first quarter of 2012, the parties finalized negotiations relating to the terms and conditions of the Split-Off and Stock Purchase and the definitive agreements governing both transactions.  The Boards of Directors of both Global Casinos and Georgia REIT were provided with copies of the definitive agreement.

·

In March 2012, the Board of Directors of Global Casinos (with Messrs. Neuman and Bloomquist abstaining) and the shareholders of Global Casinos acting by majority written consent approved the Split-Off and Stock Purchase Agreements, subject to numerous conditions.

·

In May 2012, Brogdon informed the Company that he had identified his first acquisition:  a nursing home located in Scottsburg, Indiana.  Terms of that acquisition are summarized elsewhere in this Information Statement.

·

Effective June 1, 2012, the parties completed the execution of the original Split-Off and Stock Purchase Agreements.

·

In an effort to consummate the Split-Off and Stock Purchase Agreements, the Company encountered insurmountable obstacles in completing required audits for its Information Statement on Schedule 14C.  As a result, in March 2013 the Company and the Brogdon parties agreed to restructure the transactions, and as a result undertook the following restructure efforts:

·

Effective March 12, 2013, Brogdon formed and organized a new entity: West Paces Ferry Healthcare REIT, Inc.  Then effective March 18, 2013, Ga. REIT conveyed to West Paces all of its interest (an undivided 65% membership interest) in Dodge NH, which owned the Middle Georgia skilled nursing facility, in consideration of (i) $100 and the assignment to and assumption by West Paces of the REIT Note owed to the Company in the principal amount of $500,000.

·

Effective April 8, 2013, the Company and Ga. REIT executed a Termination Agreement and Mutual Release terminating the Ga. REIT Stock Purchase Agreement.

·

Effective April 10, 2013, the Company and Gemini Gaming executed an Amendment No. 1 to Split-Off Agreement extending the termination date to December 31, 2013.

·

On April 11, 2013, the Company entered into a new Stock Purchase Agreement with the West Paces Shareholders to acquire 100% of the outstanding equity securities of West Paces, subject to several conditions.  The terms of the West Paces SPA are identical to the terms of the former Ga. REIT SPA.

·

On May 2, 2013,  the Company and Gemini Gaming entered into an Amended and Restated Split-Off Agreement to conform the terms of the Split-Off to the new entities formed in the transaction restructure.

Principal Terms of the Split-Off Agreement

The parties to the Split-Off Agreement are:

·

Global Casinos, Inc., which is disposing of its Gaming Assets and Gaming Debt;

·

Split-Off Subsidiary, which is wholly-owned by Global Casinos.  Split-Off Subsidiary was formed by Global Casinos to “drop down” the Gaming Assets and Gaming Debt in anticipation of divesting them in the Split-Off;

·

Gemini Gaming, LLC, which was formed and organized by Clifford Neuman, the Company’s President and Director (40% owner); Pete Bloomquist, a Director (30% owner) and Doug James, the general manager of the Bull Durham Casino and Doc Holliday Casino (30% owner).

The principal terms of the Split-Off will involve:

·

Global Casinos transferring the Gaming Assets and Gaming Debt to Split-Off Subsidiary;

·

Subject to the satisfaction of all conditions to closing, (discussed below), Global Casinos will sell to Gemini Gaming all of the outstanding equity securities of Split-Off Subsidiary;

·

Concurrently, Global Casinos will consummate the acquisition of West Paces pursuant to the Stock Purchase Agreement with the West Paces Shareholders, including Christopher Brogdon.

·

At Closing, the Global Casinos Board of Directors will be reconstituted to consist of Christopher Brogdon, Steven Bathgate and John Joseph Sheehan, Jr.; and the executive officers will be changed to consist of Christopher Brogdon and Steven Bathgate.

The Gaming Assets include:

·

All issued and outstanding shares of Casinos, USA, Inc., which owns and operates the Bull Durham Casino, which includes real property, gaming equipment, fixtures;

·

All issued and outstanding shares of Doc Holliday Casino II, LLC, which owns and operates the Doc Holliday Casino, which includes the leasehold interest, gaming equipment and fixtures;

·

Cash and cash equivalents; inventory; prepaid expenses.

·

Senior Mortgage Note of Casinos, USA held by Global Casinos.

Assets to be retained by Global Casinos (“ Excluded Assets” ) will include:

·

The REIT Note receivable evidencing all Georgia REIT Advances;

·

Shares and warrants of ImageDoc, Inc.; and

·

All shares of West Paces.

Gaming Debt to be assumed by Gemini Gaming will include:

·

All mortgage debt of Casinos USA (approximately $550,000);

·

All loan participation obligations (approximately $220,000);

Accounts payable and accrued liabilities (approximately $725,000);

·

Outstanding Global advances to the casinos (approximately $350,000).

Debt that is excluded from Gaming Debt (“ Excluded Debt” ) that will be retained by Global Casinos includes:

·

5% Convertible Notes payable in the aggregate principal amount of $50,000;

·

8% Convertible Notes payable in the aggregate principal amount of $850,000;

The aggregate $850,000 in 8% Convertible Notes will convert to equity automatically upon consummation of the Split-Off and West Paces Stock Purchase Agreement.

The Purchase Price for the Gaming Assets to be paid by Gemini Gaming consists of (i) the assumption of the Gaming Debt in the approximate aggregate amount of $1.5 million, plus (ii) an amount equal to the net tangible book value of Global Casinos as of the most recently completed fiscal quarter (“Global NTBV”) reduced by the Excluded Assets and increased by the Excluded Debt.  The Purchase Price will be evidenced by the Gemini Gaming Purchase Money Note which, together with interest at the rate of 4% per annum, will be payable in quarterly installments of principal and interest for a term of 20 years.  The Purchase Money Note will be secured by a pledge of all outstanding shares of the Split-Off Subsidiary.

Consummation of the Split-Off Agreement is subject to the following conditions precedent:

·

Approval of a Change of Ownership of the Gaming Licenses held by Casinos USA, Inc. and Doc Holliday Casino II, LLC by the Colorado Division of Gaming;

·

The approval of the Split-Off Agreement, Stock Purchase Agreement and Amended Articles by the Boards of Directors and Shareholders of Global Casinos and West Paces Ferry Healthcare REIT, Inc., which approvals have been obtained subject to compliance with Rule 14c-1 and Rule 14f-1 under the Exchange Act, which this Information Statement is intended to fulfill;

·

Compliance with all regulatory requirements, including federal and state securities laws; and

·

The concurrent closing of the Stock Purchase Agreement.

Principal Terms of the Stock Purchase Agreement:

The parties to the Stock Purchase Agreement are:

·

Global Casinos, Inc., as the Buyer; and

·

The West Paces Shareholders, as the Sellers.

The principal terms of the Stock Purchase Agreement are:

·

On the closing date, the West Paces Shareholders will assign to Global Casinos 100% of the issued and outstanding shares of equity securities of West Paces (the “West Paces Shares”); and

·

The Board of Directors and executive officers of Global Casinos will be changed as more fully described elsewhere in this Information Statement.

The purchase price to be paid by Global Casinos for the West Paces Shares will consist of the sum of $100.

Consummation of the Stock Purchase Agreement is subject to the following conditions precedent:

·

Approval of a Change of Ownership of the Gaming Licenses held by Casinos USA, Inc. and Doc Holliday Casino II, LLC by the Colorado Division of Gaming;

·

The approval of the Split-Off Agreement, Stock Purchase Agreement and Amended Articles by the Boards of Directors and Shareholders of Global Casinos and West Paces Ferry Healthcare REIT, Inc., which approvals have been obtained subject to compliance with Rule 14c-1 and Rule 14f-1 under the Exchange Act, which this Information Statement is intended to fulfill;

·

Compliance with all regulatory requirements, including federal and state securities laws; and

·

The concurrent closing of the Split-Off Agreement.

Proposed Change of Control

Our board of directors, which currently consists of Clifford L. Neuman, Peter Bloomquist and A. Leonard Nacht, will appoint Christopher Brogdon, Steven M. Bathgate and John Joseph Sheehan, Jr. to the board of directors of our Company, with Christopher Brogdon serving as Chairman of the Board. These appointments will be made upon the concurrent closing of the Split-Off Agreement and Stock Purchase Agreement.   Mr. Neuman, who is currently our President and a director, and Mr. Bloomquist, who is currently our Secretary and a director and Mr. Huss, who is currently our Chief Financial Officer, will then resign from all of their respective director and executive positions with our company upon the closing of the Split-Off Agreement.  In addition, concurrent with the closing of the Split-Off Agreement, our board will appoint Christopher Brogdon as our President and Steven Bathgate as our Secretary.

.

Because of the change in the composition of our board of directors pursuant to the Split-Off Agreement, there will be a change-of-control of our Company on the date the Split-Off and Stock Purchase are completed.

The Company’s completion of the transactions contemplated under the Split-Off and Stock Purchase Agreements are subject to the satisfaction of certain contingencies including, without limitation, among other things, preparation, filing and distribution to the Company’s stockholders of this Information Statement.  There can be no assurance that the Split-Off transaction and Stock Purchase will be completed.

Reasons for the Split-Off and Stock Purchase

Our board of directors considered a number of factors that led it to accept the Split-Off and Stock Purchase, including but not limited to:

·

our investors were concerned about our viability, our lack of growth and the difficulties within the hospitality and gaming industries due to the Great Recession and its aftermath;

·

our limited working capital; and,

·

our analysis of our growth prospects, limited resources, and significant level of secured and unsecured debt led our board of directors to conclude that the opportunity for stock capital appreciation was limited under our present circumstances.  The board believes that by divesting of our gaming interests and acquiring a healthcare REIT under the supervision of an experienced leader in the field, it will be possible to create a greater likelihood of share price appreciation for our stockholders.

Countervailing Considerations

Our board of directors identified and considered a number of potentially negative factors in its deliberations concerning the asset sale, including, but not limited to:

·

the risk that the REIT may be unsuccessful;

·

the risk that the REIT will subsequently be unable to raise sufficient working capital to satisfy its operating requirements, in view of the fact that it has no operating history;

·

the risk that the potential benefits sought in the transition to a REIT might not be realized fully, or within the time frame contemplated, if at all; and,

·

the charges to be incurred, primarily in the quarter in which the transactions are completed, including transaction expenses arising from the asset sale.

No Opinion of Financial Advisor - Fairness of the Asset Sale

We have not approached or engaged any financial advisor to render a fairness opinion, from a financial point of view, with respect to the proposed joint venture.

The decision not to engage a financial advisor was made in light of our financial constraints and lack of working capital.  We felt that we could not afford the costs that would be incurred in connection with engaging such a financial advisor.

Nevertheless, the Transaction Documents have been unanimously approved by the board of directors of Global Casinos and by the board of directors of West Paces, including persons who would be considered disinterested members of the Global Casinos Board.  Global Casinos’ board of directors consists of three members, only one of whom would be considered disinterested (Dr. Nacht).

Early Efforts to Market Global Casinos Were Unsuccessful

As early as 2009, Global Casinos and its officers conducted efforts to either sell the company to a third party or to attract large strategic investments into the Company.  The results of these discussions and efforts, however, were unsuccessful, in some cases because no interest was generated by the other party at a price or on terms deemed reasonable by the board.

Fairness Analysis

Overview

The board of directors' goal was to establish that the proposed transaction was fair, from a financial point of view, to the shareholders of Global Casinos. In order to do that it was necessary to establish that the fair value of the consideration being paid by Gemini Gaming was at least as high as the fair value of the assets being sold by Global Casinos.

In assessing the fairness of the proposed transaction, from a financial point of view, to the shareholders of Global Casinos, the board of directors considered a number of factors:

·

our results of operations and financial position;

·

our trading history;

·

market capitalizations achieved by public small companies;

·

market capitalizations achieved by larger public companies that operate in our sector;

·

Global Casinos’ balance sheet and debt structure; and

·

certain operational factors relevant to an evaluation of our current and future operations.

The board relied primarily on its knowledge of the Company's operations and the market capitalizations of public companies in reaching its conclusion.  The board did not assign any relative weight to any of the foregoing factors, but determined that all of them were material to their consideration of the fairness of the Split-Off.

Global Casinos Results of Operations and Financial Position

Global Casinos' results of operations for the years ended June 30, 2012 and 2011 were losses of $(902,204) and $(1,436,209), respectively, and for the nine months ended March 31, 2013, a loss of $(638,541).  Our working capital deficit at March 31, 2013 was $(1,398,919), and our stockholders' equity at March 31, 2012 was $1,228,619.

Global Casinos Stock Trading History

The outstanding shares of Common Stock are traded over-the-counter and quoted on the OTCQB ("OTCQB") under the symbol "GBCS".  On April 25, 2011, the quotation was moved from the OTCBB to the OTCQB due to the lack of a market maker. Between June 30, 2010 and June 30, 2011, the high and low closing prices were $.37 and $.09, respectively; and from July 1, 2011 to May 31, 2012, the high and low closing prices were $.60 and $.15, respectively; and from June 1, 2012 to March 31, 2013, the high and low prices were $0.95 and $0.40.  With approximately 7.1 million shares of common stock and Series D Convertible Preferred Stock convertible into an additional 700,000 shares of common stock, our market capitalization is approximately $6.6 million.

Historical Transactions Analysis

The board did not identify any historical transactions that were directly comparable to the proposed Split-Off.

Split-Off Purchase Price

The board of directors determined that the purchase price for the Acquired Assets, consisting of Assumed Debt of approximately $1.6 million, and an amount equal to the Company’s net tangible book value as of the most recent practicable date, less the Excluded Assets and increased by the Excluded Debt, represents 100% the net balance sheet value of the Acquired Assets and Assumed Debt.  As such, the board concluded that the Purchase Price is fair to the Company and its shareholders from a financial perspective.

Conclusion

After assessing the Company's operations and the stock market, our board of directors concluded that there was little likelihood of capital appreciation for Global Casinos’ stockholders in the next 24 months and that there was a material risk that the market capitalization of the company could decline.

The consideration to Global Casinos from Gemini Gaming is equal to both the net balance sheet value of the assets and liabilities to be conveyed and the market capitalization of the Company, after adjustment for the Excluded Assets and Excluded Debt.

Based on its evaluation of our operations and stock price, the board concluded that the proposed transaction is fair, from a financial point of view, to the shareholders of Global Casinos.

Procedural Safeguards

The board of directors of Global Casinos believes that sufficient procedural safeguards are present to insure the fairness of the asset sale.  The belief is based upon the following factors:

·

Approval of security holders.  Approval of the Transaction Documents requires the affirmative vote of a majority of the outstanding common stock of Global Casinos.

·

Approval of Directors.  The Transaction Documents were approved by the directors of Global Casinos, including the disinterested member of the board.

·

Unaffiliated Representatives.  The board did not retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the Transaction Documents.  However, the board believes that the terms of the transaction are fair to the unaffiliated shareholders for the reasons previously stated.

Regulatory Approvals

Consummation of the Split-Off will require the approval of the Colorado Division of Gaming of an application for Change of Ownership of the gaming licenses for the Bull Durham and Doc Holliday.  That application has been submitted and we have been informed by the Division of Gaming that they have completed their investigation.  The application will be presented to the Gaming Commission for approval after this Information Statement has been cleared by the SEC and 20 days have elapsed after mailing this Information Statement to our shareholders.

Conflicts of Interest

It is clear that the Split-Off and Stock Purchase involve related parties and the potential for conflicts of interest.  Material relationships exist between and among the parties, including:

·

Mr. Neuman is President and Director of the Company, seller, and a founder, Manager and principal shareholder of Gemini Gaming, the buyer.

·

Mr. Neuman is also legal counsel to the Company, and has served as legal counsel to GVC Capital, LLC and business ventures in which Steven Bathgate has a financial interest.

·

Pete Bloomquist is a Director of the Company and a founder, Manager and principal shareholder of Gemini Gaming.  Mr. Bloomquist was formerly associated with GVC Capital, LLC.

·

The terms of the Split-Off and Stock Purchase were negotiated by Neuman and Bloomquist, on the one hand, and Bathgate and Brogdon, on the other.  Each is currently a shareholder of the Company; Brogdon is currently the sole shareholder of Georgia REIT.

·

Bathgate and Brogdon will be Directors and executive officers of the Company after the Spit-Off and Stock Purchase have been completed.

We believe that these conflicts have been mitigated, although not eliminated, by the fact that Split-Off was ratified and approved by (i) the disinterested director of Global Casinos (Messrs. Neuman and Bloomquist abstaining) and (ii) a majority of the Global Casinos shareholders (again, Messrs. Neuman and Bloomquist abstaining).

Approval of the Board of Directors and Stockholders

The Board of Directors of the Company, after careful consideration, has approved the Split-Off Agreement, Stock Purchase Agreement and Change in Control and has recommended that the Company's stockholders vote for its adoption. Effective May 14, 2013, stockholders holding 57.22% of the Company's shares of common stock outstanding executed a written consent in lieu of a stockholders meeting approving the Split-Off Agreement, Stock Purchase Agreement and Change in Control.

DISSENTERS’ RIGHTS

If you decide to vote against the asset sale, i.e., dissent or withhold your vote, you will be entitled to seek statutory dissenters' rights under Utah Law.

Summary of Procedure

If you wish to exercise your statutory right to dissent from the asset sale, you should read the more detailed explanation of your dissenter rights and the procedure that must be followed to exercise those rights set forth below.

Do you have the right to exercise dissenter rights?

To exercise dissenter rights under Utah law, you must be the shareholder of record of the shares of common stock as to which the dissenter rights are to be exercised on the record date established for the Shareholder Actions and on the date that the written demand and notice for appraisal described below is made, and the shareholder must continuously hold those shares through the effective time of the asset sale.

How to exercise dissenter rights.

To exercise dissenter rights, you must:

·

cause the Company to receive a written notice of the shareholder's intention to demand payment for the shareholder's shares if the asset sale is effected; and

·

not vote the shares in favor of the asset sale.

You will then receive written notice from us giving you detailed instructions of the procedure to be followed to perfect your demand to receive payment for your shares.

Right to Dissent. You are entitled to dissent from the asset sale and obtain payment of the fair value of their shares if and when the asset sale is effected.  Under the Utah Business Corporation Act ("UBCA"), a shareholder entitled to dissent and obtain payment for the shares may not challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Under UBCA Section 16-10a-1303, a record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights.

UBCA Section 16-10a-1303 provides that a beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

We will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights.

Notice of Dissent

Procedure for Exercise of Dissenters' Rights.  If you wish to assert dissenters' rights you must:

·

cause us to receive written notice of the shareholder's intention to demand payment for the shareholder's shares NO LATER THAN 20 DAYS FOLLOWING THE DATE OF THIS INFORMATION STATEMENT if the Shareholder Actions are effected; and

·

A SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER THE UBCA.

Notice from the Company

Notice from Us.  We will send written notice to dissenters who are entitled to demand payment for their shares.  The notice required by us will be given no later than 10 days after the effective time of the Shareholder Actions and:

·

state that the Shareholder Actions were authorized and state the effective time or proposed effective date of the Shareholder Actions;

·

set forth an address at which we will receive payment demands and the address of a place where certificates must be deposited;

·

inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

·

supply a form demanding payment, which form will request a dissenter to state an address to which payment is to be made;

·

set the date by which we must receive the payment demand and certificates for shares, which date will not be less than 30 days after the date the notice is given;

·

state that if a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or the record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation of the ability to exercise dissenters' rights; and

·

be accompanied by a copy of UBCA.

Demand for Payment and Delivery of Share Certificate.  A shareholder who is given a dissenters' notice and who wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice,

·

cause us to receive a payment demand (which may be a demand form supplied by us and duly completed or other acceptable writing) and

·

deposit the shareholder's stock certificates.

A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares until the effective time, and has only the right to receive payment for the shares after the effective time.  A demand for payment and deposit of certificates is irrevocable except that if the effective time does not occur within 60 days after the date set by us by which we must receive the payment demand, we will return the deposit certificates and release the transfer restrictions imposed. If the effective time occurs more than 60 days after the date set by us by which we must receive the payment demand, then we shall send a new dissenters' notice.  A SHAREHOLDER WHO DOES NOT DEMAND PAYMENT AND DEPOSIT SUCH SHAREHOLDER'S SHARE CERTIFICATES AS REQUIRED BY THE DATE OR DATES SET FORTH IN THE DISSENTERS' NOTICE WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR SUCH SHAREHOLDER'S SHARES UNDER UBCA.

Delivery of Payment.  At the effective time or upon receipt of a payment demand, whichever is later, we will pay each dissenter who complied with the notice requirements referenced in the preceding paragraph, our estimate of the fair value of the dissenter's shares plus accrued interest. Payment shall be accompanied by an audited balance sheet as of the end our most recent fiscal year  or, if that is not available, our balance sheet as of the end of the fiscal year not ending more than sixteen months before the date of payment, and an audited income statement for that year, and an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements, if any, for the interim period, which interim financial statements will be unaudited.  Payment will also be accompanied by a statement of our estimate of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment and a copy of the UBCA.

How to Dispute Payment Amount.  If a dissenter disagrees with our payment or offer, such dissenter may give notice to us in writing of the dissenter's estimate of fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior thereto, or reject our offer and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) we fail to make payment within 60 days after the date set by us by which we must receive the payment demand or (c) we do not return deposited certificates in the event the effective time is 60 days after the date set by us by which the payment demand must be received by the shareholder asserting dissenters' rights.   A DISSENTER WAIVES THE RIGHT TO DEMAND PAYMENT UNDER THIS PARAGRAPH UNLESS SUCH DISSENTER CAUSES US TO RECEIVE THE NOTICE REFERENCED IN THIS PARAGRAPH WITHIN 30 DAYS AFTER WE MAKE OR OFFER PAYMENT FOR THE SHARES OF THE DISSENTER.

Judicial Appraisal of Shares.  If a demand for payment made by a dissenter as set forth above is unresolved, we may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest.  If we do not commence the proceeding within the 60 day period, we must pay to each dissenter whose demand remains unresolved the amount demanded. We must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Jurisdiction in which the proceeding is commenced is plenary and exclusive.  One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value.  The appraisers will have the powers described in the court order appointing them.  The parties to the proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, to exceed the amount paid by us, or for the fair value, plus interest, of a dissenter's shares for which we elected to withhold payment.

The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.  The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) against us and in favor of any dissenters if the court finds that we did not substantially comply with the procedures for exercise of dissenters' rights set forth in UBCA Article 113; or (b) against either us or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by UBCA.  If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

NAME CHANGE

To reflect the Split-Off, Stock Purchase and Change in Control of the Company, our Board and the Majority Shareholders determined to rename the Company  “Global Healthcare REIT, Inc.” The implementation of the Name Change requires an amendment to our Articles of Incorporation which itself requires shareholder approval. As permitted by Utah law and our Articles of Incorporation, the Company has received a written consent from the majority stockholders of the Company approving the Name Change. The Name Change will only be implemented once the Split-Off and Stock Purchase have been consummated.

Approval of the Board of Directors and Stockholders

The Board of Directors of the Company, after careful consideration, has approved the Name Change and has recommended that the Company's stockholders vote for its adoption. Effective May 14, 2013, stockholders holding 57.22% of the Company's shares of common stock outstanding executed a written consent in lieu of a stockholders meeting approving the Name Change.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

In addition to the Name Change, in order to consummate the Stock Purchase Agreement and implement the transition of the Company to operating as a REIT, further changes to the Articles of Incorporation are necessary in order to comply with the requirements to be treated as a REIT under the provisions of the Internal Revenue Code.

To qualify as a REIT, we must comply with each of the following requirements:

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be structured as a corporation, business trust or similar association;

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be managed by a board of directors or trustees;

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offer fully transferable shares;

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have at least 100 shareholders;

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pay dividends of at least 90 percent of the REIT’s taxable income;

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have no more than 50% of our shares held by five or fewer  individuals during the last half of each taxable year;

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hold at least 75% of total investment assets in real estate;

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have no more than 20% of our assets consist of securities in taxable REIT subsidiaries; and

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derive at least 75% of gross income from rents or mortgage interest.

At least 95% of a REIT’s gross income must come from financial investments.  These include rents, dividends, interest and capital gains (the “95% income test”).  In addition, at least 75% of its income must come from certain real estate sources (the “75% income test”) including rents from real property, gains from the sale or other disposition of real property, and income and gain derived from foreclosure of property.

In order to ensure that the Company does not inadvertently violate the REIT requirement that no more than 50% of our shares are owned by five or fewer individuals, our Articles of Incorporation will be amended to limit the shareholdings of any shareholder to no more than 9.8% of our issued and outstanding shares.  If a shareholder violates this limitation, the Company is authorized to redeem the excess shares at market value. Until so redeemed, the excess shares cannot exercise voting rights, are not considered outstanding for purposes of determining a quorum at shareholder meetings, and distributions on excess shares are quarantined into an escrow account until the shareholder reduces their ownership to 9.8% or less.

Approval of the Board of Directors and Stockholders

The Board of Directors of the Company, after careful consideration, has approved the Amended Articles of Incorporation and has recommended that the Company's stockholders vote for its adoption. Effective May 14, 2013, stockholders holding 57.22% of the Company's shares of common stock outstanding executed a written consent in lieu of a stockholders meeting approving the Amended Articles of Incorporation.

BUSINESS DESCRIPTION FOLLOWING THE SPLIT-OFF

AND ACQUISITION OF WEST PACES FERRY HEALTHCARE REIT, INC.

Business Overview

Once the Split-Off and Stock Purchase Agreements are effective, Global will invest primarily in real estate serving the healthcare industry in the United States.   We plan to acquire, develop, lease, manage and dispose of healthcare real estate, and provide financing to healthcare providers. Our portfolio will be comprised of investments in the following five healthcare segments: (i) senior housing, (ii) life science, (iii) medical office, (iv) post-acute/skilled nursing and (v) hospital. We will make investments within our healthcare segments using the following five investment products: (i) properties under lease, (ii) debt investments, (iii) developments and redevelopments, (iv) investment management and (v) RIDEA, which represents investments in senior housing operations utilizing the structure permitted by the Housing and Economic Recovery Act of 2008.

The delivery of healthcare services requires real estate and, as a result, tenants and operators depend on real estate, in part, to maintain and grow their businesses. We believe that the healthcare real estate market provides investment opportunities due to the following:

•Compelling demographics driving the demand for healthcare services;

•Specialized nature of healthcare real estate investing; and

•Ongoing consolidation of a fragmented healthcare real estate sector.

Acquisition of Middle Georgia Nursing Home

Effective July 1, 2012, Georgia REIT consummated its first acquisition:  the Middle Georgia Nursing Home.  Middle Georgia Nursing Home located at 556 Chester Highway, Eastman, Georgia (“Middle Georgia” or the “Facility”).  The Facility was acquired through Dodge NH, LLC, a limited liability company formed for the purpose of acquiring Middle Georgia that was initially wholly-owned by Ga. REIT.  There was formed and organized a financing entity, Dodge Investors, LLC to raise $1.1 million in funding to complete the financing required to complete the acquisition, as more fully described below.

The terms of the acquisition of Middle Georgia were as follows:  The purchase price was $5.0 million, of which $4.0 million was paid with the proceeds of a commercial mortgage with Colony Bank, as senior lender, which accrues interest at 6.25% per annum; and the balance of $1.0 million was provided by Dodge Investors, LLC.  Dodge Investors funded Dodge NH, LLC with $1.1 million in consideration of 13% unsecured notes and a carried 35% membership interest in Dodge NH, LLC.  Of the $1.1 million raised by Dodge Investors, LLC, $125,000 was invested by REIT using a portion of the Loan proceeds from the Company, representing a 4% membership interest of the total 35% membership interest held by Dodge Investors, LLC.  The Dodge NH, LLC notes purchased by Dodge Investors, LLC accrue interest at the rate of 13% per annum, interest payable monthly, with the outstanding balance of principal and accrued and unpaid interest due July 1, 2014.  The 35% membership interest of Dodge Investors, LLC will continue as a carried interest after the repayment of the notes.

Dodge NH, LLC has an operating lease agreement with Trent Tolbert, a professional skilled nursing facility operator, having an initial term of five years with an option to renew for an additional five-year period.  The rent begins at $45,000 per month and increases by $1,000 per month each year during the initial term.

Effective March 15, 2013, Georgia REIT conveyed its entire 65% membership interest in Dodge NH to West Paces.

Healthcare Industry

Healthcare is the single largest industry in the U.S. based on Gross Domestic Product ("GDP"). According to the National Health Expenditures report by the Centers for Medicare and Medicaid Services ("CMS"): (i) national health expenditures are projected to grow 4.3% in 2012; (ii) the average compounded annual growth rate for national health expenditures, over the projection period of 2010 through 2020, is anticipated to be 5.8%; and (iii) the healthcare industry is projected to represent 17.6% of U.S. GDP in 2012.

Senior citizens are the largest consumers of healthcare services. According to CMS, on a per capita basis, the 75-year and older segment of the population spends 76% more on healthcare than the 65 to 74-year-old segment and over 200% more than the population average.

Business Strategy

Our primary goal is to increase shareholder value through profitable growth. Our investment strategy to achieve this goal is based on three principles: (i) opportunistic investing, (ii) portfolio diversification and (iii) conservative financing.

Opportunistic Investing

We will make investment decisions that are expected to drive profitable growth and create shareholder value. We will attempt to position ourselves to create and take advantage of situations to meet our goals and investment criteria.

Portfolio Diversification

We believe in maintaining a portfolio of healthcare investments diversified by segment, geography, operator, tenant and investment product. Diversification reduces the likelihood that a single event would materially harm our business and allows us to take advantage of opportunities in different markets based on individual market dynamics. While pursuing our strategy of diversification, we will monitor, but will not limit, our investments based on the percentage of our total assets that may be invested in any one property type, investment product, geographic location, the number of properties which we may lease to a single operator or tenant, or loans we may make to a single borrower. With investments in multiple segments and investment products, we can focus on opportunities with the most attractive risk/reward profile for the portfolio as a whole. We may structure transactions as master leases, require operator or tenant insurance and indemnifications, obtain credit enhancements in the form of guarantees, letters of credit or security deposits, and take other measures to mitigate risk.

Conservative Financing

We believe a conservative balance sheet is important to our ability to execute our opportunistic investing approach. We will strive to maintain a conservative balance sheet by actively managing our debt-to-equity levels and maintaining multiple sources of liquidity, such as our revolving line of credit facility, access to capital markets and secured debt lenders, relationships with current and prospective institutional joint venture partners, and our ability to divest of assets. Our debt obligations will be primarily fixed rate with staggered maturities, which reduces the impact of rising interest rates on our operations.

We plan to finance our investments based on our evaluation of available sources of funding. For short-term purposes, we may utilize our revolving line of credit facility or arrange for other short-term borrowings from banks or other sources. We arrange for longer-term financing through offerings of equity and debt securities, placement of mortgage debt and capital from other institutional lenders and equity investors.

Competition

Investing in real estate serving the healthcare industry is highly competitive. We will face competition from other REITs, investment companies, private equity and hedge fund investors, sovereign funds, healthcare operators, lenders, developers and other institutional investors, some of whom may have greater resources and lower costs of capital than we do. Increased competition makes it more challenging for us to identify and successfully capitalize on opportunities that meet our objectives. Our ability to compete may also be impacted by national and local economic trends, availability of investment alternatives, availability and cost of capital, construction and renovation costs, existing laws and regulations, new legislation and population trends.

Income from our facilities is dependent on the ability of our operators and tenants to compete with other companies on a number of different levels, including: the quality of care provided, reputation, the physical appearance of a facility, price and range of services offered, alternatives for healthcare delivery, the supply of competing properties, physicians, staff, referral sources, location, the size and demographics of the population in surrounding areas, and the financial condition of our tenants and operators. Private, federal and state payment programs as well as the effect of laws and regulations may also have a significant influence on the profitability of our tenants and operators. For a discussion of the risks associated with competitive conditions affecting our business, see "Risk Factors".

Healthcare Segments

Senior housing.      Senior housing facilities include assisted living facilities ("ALFs"), independent living facilities ("ILFs") and continuing care retirement communities ("CCRCs"), which cater to different segments of the elderly population based upon their needs. Services provided by our operators or tenants in these facilities are primarily paid for by the residents directly or through private insurance and are less reliant on government reimbursement programs such as Medicaid and Medicare. Senior housing property types are further described below:

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Assisted Living Facilities.   ALFs are licensed care facilities that provide personal care services, support and housing for those who need help with activities of daily living ("ADL") yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents with Alzheimer's disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.

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Independent Living Facilities.   ILFs are designed to meet the needs of seniors who choose to live in an environment surrounded by their peers with services such as housekeeping, meals and activities. These residents generally do not need assistance with ADL, such as bathing, eating and dressing. However, residents have the option to contract for these services.

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Continuing Care Retirement Communities.   CCRCs provide housing and health-related services under long-term contracts. This alternative is appealing to residents as it eliminates the need for relocating when health and medical needs change, thus allowing residents to "age in place." Some CCRCs require a substantial entry or buy-in fee and most also charge monthly maintenance fees in exchange for a living unit, meals and some health services. CCRCs typically require the individual to be in relatively good health and independent upon entry.

Post-acute/skilled nursing.      SNFs offer restorative, rehabilitative and custodial nursing care for people not requiring the more extensive and sophisticated treatment available at hospitals. Ancillary revenues and revenues from sub-acute care services are derived from providing services to residents beyond room and board and include occupational, physical, speech, respiratory and intravenous therapy, wound care, oncology treatment, brain injury care and orthopedic therapy as well as sales of pharmaceutical products and other services. Certain SNFs provide some of the foregoing services on an out-patient basis. Post-acute/skilled nursing services provided by our operators and tenants in these facilities will be primarily paid for either by private sources or through the Medicare and Medicaid programs.

Life science.      These properties contain laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other organizations involved in the life science industry. While these properties contain similar characteristics to commercial office buildings, they generally contain more advanced electrical, mechanical, and heating, ventilating, and air conditioning ("HVAC") systems. The facilities generally have equipment including emergency generators, fume hoods, lab bench tops and related amenities. In many instances, life science tenants make significant investments to improve their leased space, in addition to landlord improvements, to accommodate biology, chemistry or medical device research initiatives.

Medical office.     Medical office buildings ("MOBs") typically contain physicians' offices and examination rooms, and may also include pharmacies, hospital ancillary service space and outpatient services such as diagnostic centers, rehabilitation clinics and day-surgery operating rooms. While these facilities are similar to commercial office buildings, they require additional plumbing, electrical and mechanical systems to accommodate multiple exam rooms that may require sinks in every room, and special equipment such as x-ray machines. In addition, MOBs are often built to accommodate higher structural loads for certain equipment and may contain "vaults" or other specialized construction. We expect our MOBs will be typically multi-tenant properties leased to healthcare providers (hospitals and physician practices).

Hospital.      Services provided by our operators and tenants in these facilities are paid for by private sources, third-party payors (e.g., insurance and Health Maintenance Organizations or "HMOs"), or through the Medicare and Medicaid programs. Hospital property types include acute care, long-term acute care, specialty and rehabilitation hospitals.

Investment Products

Properties under lease.  We plan to primarily generate revenue by leasing properties under long-term leases. Most of our rents and other earned income from leases will be received under triple-net leases or leases that provide for a substantial recovery of operating expenses. However, some of our MOBs and life science facility rents will be structured under gross or modified gross leases. Accordingly, for such gross or modified gross leases, we may incur certain property operating expenses, such as real estate taxes, repairs and maintenance, property management fees, utilities and insurance.

Our ability to grow income from properties under lease depends, in part, on our ability to (i) increase rental income and other earned income from leases by increasing rental rates and occupancy levels, (ii) maximize tenant recoveries and (iii) control non-recoverable operating expenses. Most of our leases will include contractual annual base rent escalation clauses that are either predetermined fixed increases and/or are a function of an inflation index.

Debt investments.   Our mezzanine loans will generally be secured by a pledge of ownership interests of an entity or entities, which directly or indirectly own properties, and are subordinate to more senior debt, including mortgages and more senior mezzanine loans. Our interest in mortgages and construction financing will typically be issued by healthcare providers and will generally be secured by healthcare real estate. Borrowers of our interests in mortgage and construction loans will typically be healthcare providers and healthcare real estate generally secures these loans.

Developments and redevelopments.  We will generally commit to development projects that are at least 50% pre-leased or when we believe that market conditions will support speculative construction. We will work closely with our local real estate service providers, including brokerage, property management, project management and construction management companies to assist us in evaluating development proposals and completing developments. Our development and redevelopment investments will likely be in the life science and medical office segments. Redevelopments are properties that require significant capital expenditures (generally more than 25% of acquisition cost or existing basis) to achieve property stabilization or to change the primary use of the properties.

Investment management.  We may co-invest in real estate properties with institutional investors through joint ventures structured as partnerships or limited liability companies. We may target institutional investors with long-term investment horizons who seek to benefit from our expertise in healthcare real estate. Predominantly, we plan to retain noncontrolling interests in the joint ventures ranging from 20% to 30% and serve as the managing member. These ventures generally allow us to earn acquisition and asset management fees, and have the potential for promoted interests or incentive distributions based on performance of the joint venture.

Operating properties ("RIDEA").  We may enter into contracts with healthcare operators to manage communities that are placed in a structure permitted by the Housing and Economic Recovery Act of 2008 (commonly referred to as "RIDEA"). Under the provisions of RIDEA, a REIT may lease "qualified health care properties" on an arm's length basis to a taxable REIT subsidiary ("TRS") if the property is operated on behalf of such subsidiary by a person who qualifies as an "eligible independent contractor." We view RIDEA as a structure primarily to be used on properties that present attractive valuation entry points, where repositioning with a new operator that is aligned with HCP can bring scale, operating efficiencies, and/or ancillary services to drive growth.

Government Regulation, Licensing and Enforcement

Overview

Our tenants and operators will typically be subject to extensive and complex federal, state and local healthcare laws and regulations relating to fraud and abuse practices, government reimbursement, licensure and certificate of need and similar laws governing the operation of healthcare facilities, and we expect that the healthcare industry, in general, will continue to face increased regulation and pressure in the areas of fraud, waste and abuse, cost control, healthcare management and provision of services, among others. These regulations are wide-ranging and can subject our tenants and operators to civil, criminal and administrative sanctions. Affected tenants and operators may find it increasingly difficult to comply with this complex and evolving regulatory environment because of a relative lack of guidance in many areas as certain of our healthcare properties will be subject to oversight from several government agencies and the laws may vary from one jurisdiction to another. Changes in laws and regulations and reimbursement enforcement activity and regulatory non-compliance by our tenants and operators can all have a significant effect on their operations and financial condition, which in turn may adversely impact us, as detailed below and set forth under "Risk Factors".

We will seek to mitigate the risk to us resulting from the significant healthcare regulatory risks faced by our tenants and operators by diversifying our portfolio among property types and geographical areas, diversifying our tenant and operator base to limit our exposure to any single entity, and seeking tenants and operators who are not largely dependent on Medicaid reimbursement for their revenues.

The following is a discussion of certain laws and regulations generally applicable to our operators, and in certain cases, to us.

Fraud and Abuse Enforcement

There are various extremely complex federal and state laws and regulations governing healthcare providers' relationships and arrangements and prohibiting fraudulent and abusive practices by such providers. These laws include (i) federal and state false claims acts, which, among other things, prohibit providers from filing false claims or making false statements to receive payment from Medicare, Medicaid or other federal or state healthcare programs, (ii) federal and state anti-kickback and fee-splitting statutes, including the Medicare and Medicaid anti-kickback statute, which prohibit the payment or receipt of remuneration to induce referrals or recommendations of healthcare items or services, (iii) federal and state physician self-referral laws (commonly referred to as the "Stark Law"), which generally prohibit referrals by physicians to entities with which the physician or an immediate family member has a financial relationship, (iv) the federal Civil Monetary Penalties Law, which prohibits, among other things, the knowing presentation of a false or fraudulent claim for certain healthcare services and (v) federal and state privacy laws, including the privacy and security rules contained in the Health Insurance Portability and Accountability Act of 1996, which provide for the privacy and security of personal health information. Violations of healthcare fraud and abuse laws carry civil, criminal and administrative sanctions, including punitive sanctions, monetary penalties, imprisonment, denial of Medicare and Medicaid reimbursement and potential exclusion from Medicare, Medicaid or other federal or state healthcare programs. These laws are enforced by a variety of federal, state and local agencies and can also be enforced by private litigants through, among other things, federal and state false claims acts, which allow private litigants to bring qui tam or "whistleblower" actions. Many of our operators and tenants are subject to these laws, and some of them may in the future become the subject of governmental enforcement actions if they fail to comply with applicable laws.

Reimbursement

Sources of revenue for many of our tenants and operators will include, among other sources, governmental healthcare programs, such as the federal Medicare program and state Medicaid programs, and non-governmental payors, such as insurance carriers and HMOs. As federal and state governments focus on healthcare reform initiatives, and as many states face significant budget deficits, efforts to reduce costs by these payors will likely continue, which may result in reduced or slower growth in reimbursement for certain services provided by some of our tenants and operators.

Healthcare Licensure and Certificate of Need

Certain healthcare facilities in our portfolio will be subject to extensive federal, state and local licensure, certification and inspection laws and regulations. In addition, various licenses and permits are required to dispense narcotics, operate pharmacies, handle radioactive materials and operate equipment. Many states require certain healthcare providers to obtain a certificate of need, which requires prior approval for the construction, expansion and closure of certain healthcare facilities. The approval process related to state certificate of need laws may impact some of our tenants' and operators' abilities to expand or change their businesses.

Life Science Facilities

While certain of our life science tenants may include some well-established companies, other such tenants may be less established and, in some cases, may not yet have a product approved by the Food and Drug Administration or other regulatory authorities for commercial sale. Creating a new pharmaceutical product or medical device requires substantial investments of time and money, in part, because of the extensive regulation of the healthcare industry; it also entails considerable risk of failure in demonstrating that the product is safe and effective and in gaining regulatory approval and market acceptance.

Senior Housing Entrance Fee Communities

Certain of the senior housing facilities mortgaged to or owned by us may be operated as entrance fee communities. Generally, an entrance fee is an upfront fee or consideration paid by a resident, a portion of which may be refundable, in exchange for some form of long-term benefit. Some of the entrance fee communities will be subject to significant state regulatory oversight, including, for example, oversight of each facility's financial condition, establishment and monitoring of reserve requirements and other financial restrictions, the right of residents to cancel their contracts within a specified period of time, lien rights in favor of the residents, restrictions on change of ownership and similar matters.

Americans with Disabilities Act (the "ADA")

Our properties must comply with the ADA and any similar state or local laws to the extent that such properties are "public accommodations" as defined in those statutes. The ADA may require removal of barriers to access by persons with disabilities in certain public areas of our properties where such removal is readily achievable. To date, we have not received any notices of noncompliance with the ADA that have caused us to incur substantial capital expenditures to address ADA concerns. Should barriers to access by persons with disabilities be discovered at any of our properties, we may be directly or indirectly responsible for additional costs that may be required to make facilities ADA-compliant. Noncompliance with the ADA could result in the imposition of fines or an award of damages to private litigants. The obligation to make readily achievable accommodations pursuant to the ADA is an ongoing one, and we continue to assess our properties and make modifications as appropriate in this respect.

Environmental Matters

A wide variety of federal, state and local environmental and occupational health and safety laws and regulations affect healthcare facility operations. These complex federal and state statutes, and their enforcement, involve a myriad of regulations, many of which involve strict liability on the part of the potential offender. Some of these federal and state statutes may directly impact us. Under various federal, state and local environmental laws, ordinances and regulations, an owner of real property or a secured lender, such as us, may be liable for the costs of removal or remediation of hazardous or toxic substances at, under or disposed of in connection with such property, as well as other potential costs relating to hazardous or toxic substances (including government fines and damages for injuries to persons and adjacent property). The cost of any required remediation, removal, fines or personal or property damages and the owner's or secured lender's liability therefore could exceed or impair the value of the property, and/or the assets of the owner or secured lender. In addition, the presence of such substances, or the failure to properly dispose of or remediate such substances, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral which, in turn, could reduce our revenues.

Taxation

Federal Income Tax Considerations

The following summary of the taxation of the Company and the material federal tax consequences to the holders of our debt and equity securities is for general information only and is not tax advice. This summary does not address all aspects of taxation that may be relevant to certain types of holders of stock or securities (including, but not limited to, insurance companies, tax-exempt entities, financial institutions or broker-dealers, persons holding shares of common stock as part of a hedging, integrated conversion, or constructive sale transaction or a straddle, traders in securities that use a mark-to-market method of accounting for their securities, investors in pass-through entities and foreign corporations and persons who are not citizens or residents of the United States).

This summary does not discuss all of the aspects of U.S. federal income taxation that may be relevant to you in light of your particular investment or other circumstances. In addition, this summary does not discuss any state or local income taxation or foreign income taxation or other tax consequences. This summary is based on current

U.S. federal income tax law. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of purchasing, owning and disposing of our securities as set forth in this summary. Before you purchase our securities, you should consult your own tax advisor regarding the particular U.S. federal, state, local, foreign and other tax consequences of acquiring, owning and selling our securities.

General

We will elect to be taxed as a real estate investment trust (a “REIT”) commencing with our first taxable year following consummation of the Reorganization. We intend to continue to operate in such a manner as to qualify as a REIT, but there is no guarantee that we will qualify or remain qualified as a REIT for subsequent years. Qualification and taxation as a REIT depends upon our ability to meet a variety of qualification tests imposed under federal income tax law with respect to income, assets, distribution level and diversity of share ownership as discussed below under “— Qualification as a REIT.” There can be no assurance that we will be owned and organized and will operate in a manner so as to qualify or remain qualified.

In any year in which we qualify as a REIT, in general, we will not be subject to federal income tax on that portion of our REIT taxable income or capital gain that is distributed to stockholders. We may, however, be subject to tax at normal corporate rates on any taxable income or capital gain not distributed. If we elect to retain and pay income tax on our net long-term capital gain, stockholders are required to include their proportionate share of our undistributed long-term capital gain in income, but they will receive a refundable credit for their share of any taxes paid by us on such gain.

Despite the REIT election, we may be subject to federal income and excise tax as follows:

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To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our “REIT taxable income,” as adjusted, we will be subject to tax on the undistributed amount at regular corporate tax rates;

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We may be subject to the “alternative minimum tax” (the “AMT”) on certain tax preference items to the extent that the AMT exceeds our regular tax;

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If we have net income from the sale or other disposition of “foreclosure property” that is held primarily for sale to customers in the ordinary course of business or other non-qualifying income from foreclosure property, such income will be taxed at the highest corporate rate;

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Any net income from prohibited transactions (which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than dispositions of foreclosure property and dispositions of property due to an involuntary conversion) will be subject to a 100% tax;

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If we fail to satisfy either the 75% or 95% gross income tests (as discussed below), but nonetheless maintain our qualification as a REIT because certain other requirements are met, we will be subject to a 100% tax on an amount equal to (1) the gross income attributable to the greater of (i) 75% of our gross income over the amount of qualifying gross income for purposes of the 75% gross income test (discussed below) or (ii) 95% of our gross income over the amount of qualifying gross income for purposes of the 95% gross income test (discussed below) multiplied by (2) a fraction intended to reflect our profitability;

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If we fail to distribute during each year at least the sum of (1) 85% of our REIT ordinary income for the year, (2) 95% of our REIT capital gain net income for such year (other than capital gain that we elect to retain and pay tax on) and (3) any undistributed taxable income from preceding periods, we will be subject to a 4% excise tax on the excess of such required distribution over amounts actually distributed; and

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We will be subject to a 100% tax on the amount of any rents from real property, deductions or excess interest paid to us by any of our “taxable REIT subsidiaries” that would be reduced through reallocation under certain federal income tax principles in order to more clearly reflect income of the taxable REIT subsidiary. See “— Qualification as a REIT — Investments in Taxable REIT Subsidiaries.”

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We may be subject to the corporate “alternative minimum tax” on any items of tax preference, including any deductions of net operating losses.

If we acquire any assets from a corporation, which is or has been a “C” corporation, in a carryover basis transaction, we could be liable for specified liabilities that are inherited from the “C” corporation. A “C” corporation is generally defined as a corporation that is required to pay full corporate level federal income tax. If we recognize gain on the disposition of the assets during the ten-year period beginning on the date on which the assets were acquired by us, then, to the extent of the assets’ “built-in gain” (i.e., the excess of the fair market value of the asset over the adjusted tax basis in the asset, in each case determined as of the beginning of the ten-year period), we will be subject to tax on the gain at the highest regular corporate rate applicable. The results described in this paragraph with respect to the recognition of built-in gain assume that the built-in gain assets, at the time the built-in gain assets were subject to a conversion transaction (either where a “C” corporation elected REIT status or a REIT acquired the assets from a “C” corporation), were not treated as sold to an unrelated party and gain recognized.  For those properties that are subject to the built-in-gains tax, if triggered by a sale within the ten-year period beginning on the date on which the properties were acquired by us, then the potential amount of built-in-gains tax will be an additional factor when considering a possible sale of the properties.

Qualification as a REIT

A REIT is defined as a corporation, trust or association:

(1)

which is managed by one or more trustees or directors;

(2)

the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)

which would be taxable as a domestic corporation but for the federal income tax law relating to REITs;

(4)

which is neither a financial institution nor an insurance company;

(5)

the beneficial ownership of which is held by 100 or more persons in each taxable year of the REIT except for its first taxable year;

(6)

not more than 50% in value of the outstanding stock of which is owned during the last half of each taxable year, excluding its first taxable year, directly or indirectly, by or for five or fewer individuals (which includes certain entities) (the “Five or Fewer Requirement”); and

(7)

which meets certain income and asset tests described below.

Conditions (1) to (4), inclusive, must be met during the entire taxable year and condition (5) must be met during at least 335 days of a taxable year of 12 months or during a proportionate part of a taxable year of less than 12 months. For purposes of conditions (5) and (6), pension funds and certain other tax-exempt entities are treated as individuals, subject to a “look-through” exception in the case of condition (6).

We may own a number of properties through wholly owned subsidiaries. A corporation will qualify as a “qualified REIT subsidiary” if 100% of its stock is owned by a REIT, and the REIT does not elect to treat the subsidiary as a taxable REIT subsidiary. A “qualified REIT subsidiary” will not be treated as a separate corporation, and all assets, liabilities and items of income, deductions and credits of a “qualified REIT subsidiary” will be treated as assets, liabilities and items (as the case may be) of the REIT. A “qualified REIT subsidiary” is not subject to federal income tax, and our ownership of the voting stock of a qualified REIT subsidiary will not violate the restrictions against ownership of securities of any one issuer which constitute more than 10% of the value or total voting power of such issuer or more than 5% of the value of our total assets, as described below under “— Asset Tests.”

If we invest in a partnership, a limited liability company or a trust taxed as a partnership or as a disregarded entity, we will be deemed to own a proportionate share of the partnership’s, limited liability company’s or trust’s assets. Likewise, we will be treated as receiving our share of the income and loss of the partnership, limited liability company or trust, and the gross income will retain the same character in our hands as it has in the hands of the partnership, limited liability company or trust. These “look-through” rules apply for purposes of the income tests and assets tests described below.

Income Tests.   There are two separate percentage tests relating to our sources of gross income that we must satisfy for each taxable year.

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At least 75% of our gross income (excluding gross income from certain sales of property held primarily for sale) must be directly or indirectly derived each taxable year from “rents from real property,” other income from investments relating to real property or mortgages on real property or certain income from qualified temporary investments.

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At least 95% of our gross income (excluding gross income from certain sales of property held primarily for sale) must be directly or indirectly derived each taxable year from any of the sources qualifying for the 75% gross income test and from dividends (including dividends from taxable REIT subsidiaries) and interest.

As to transactions entered into in taxable years beginning after October 22, 2004, any of our income from a “clearly identified” hedging transaction that is entered into by us in the normal course of business, directly or indirectly, to manage the risk of interest rate movements, price changes or currency fluctuations with respect to borrowings or obligations incurred or to be incurred by us, or such other risks that are prescribed by the Internal Revenue Service, is excluded from the 95% gross income test.

Any of our income from a “clearly identified” hedging transaction that is entered into by us in the normal course of business, directly or indirectly, to manage the risk of interest rate movements, price changes or currency fluctuations with respect to borrowings or obligations incurred or to be incurred by us is excluded from the 95% and 75% gross income tests.

Any of our income from a “clearly identified” hedging transaction entered into by us primarily to manage risk of currency fluctuations with respect to any item of income or gain that is included in gross income in the 95% and 75% gross income tests is excluded from the 95% and 75% gross income tests.

In general, a hedging transaction is “clearly identified” if (1) the transaction is identified as a hedging transaction before the end of the day on which it is entered into and (2) the items or risks being hedged are identified “substantially contemporaneously” with the hedging transaction.  An identification is not substantially contemporaneous if it is made more than 35 days after entering into the hedging transaction.

“Passive foreign exchange gain” for any taxable year will not constitute gross income for purposes of the 95% gross income test and “real estate foreign exchange gain” for any taxable year will not constitute gross income for purposes of the 75% gross income test. Real estate foreign exchange gain is foreign currency gain (as defined in Internal Revenue Code section 988(b)(1)) which is attributable to: (i) any qualifying item of income or gain for purposes of the 75% gross income test; (ii) the acquisition or ownership of obligations secured by mortgages on real property or interests in real property; or (iii) becoming or being the obligor under obligations secured by mortgages on real property or on interests in real property. Real estate foreign exchange gain also includes Internal Revenue Code section 987 gain attributable to a qualified business unit (a “QBU”) of a REIT if the QBU itself meets the 75% income test for the taxable year and the 75% asset test at the close of each quarter that the REIT has directly or indirectly held the QBU. Real estate foreign exchange gain also includes any other foreign currency gain as determined by the Secretary of the Treasury. Passive foreign exchange gain includes all real estate foreign exchange gain and foreign currency gain which is attributable to: (i) any qualifying item of income or gain for purposes of the 95% gross income test; (ii) the acquisition or ownership of obligations; (iii) becoming or being the obligor under obligations; and (iv) any other foreign currency gain as determined by the Secretary of the Treasury.

Generally, other than income from “clearly identified” hedging transactions entered into by us in the normal course of business, any foreign currency gain derived by us from dealing, or engaging in substantial and regular trading, in securities will constitute gross income which does not qualify under the 95% or 75% gross income tests.

Rents received by us will qualify as “rents from real property” for purposes of satisfying the gross income tests for a REIT only if several conditions are met:

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The amount of rent must not be based in whole or in part on the income or profits of any person, although rents generally will not be excluded merely because they are based on a fixed percentage or percentages of receipts or sales.

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Rents received from a tenant will not qualify as rents from real property if the REIT, or an owner of 10% or more of the REIT, also directly or constructively owns 10% or more of the tenant, unless the tenant is our taxable REIT subsidiary and certain other requirements are met with respect to the real property being rented.

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If rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as “rents from real property.”

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For rents to qualify as rents from real property, we generally must not furnish or render services to tenants, other than through a taxable REIT subsidiary or an “independent contractor” from whom we derive no income, except that we may directly provide services that are “usually or customarily rendered” in the geographic area in which the property is located in connection with the rental of real property for occupancy only, or are not otherwise considered “rendered to the occupant for his convenience.”

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The REIT may lease “qualified health care properties” on an arm’s-length basis to a taxable REIT subsidiary if the property is operated on behalf of such subsidiary by a person who qualifies as an “independent contractor” and who is, or is related to a person who is, actively engaged in the trade or business of operating health care facilities for any person unrelated to us or our taxable REIT subsidiary, an “eligible independent contractor.” Generally, the rent that the REIT receives from the taxable REIT subsidiary will be treated as “rents from real property.”  A “qualified health care property” includes any real property and any personal property that is, or is necessary or incidental to the use of, a hospital, nursing facility, assisted living facility, congregate care facility, qualified continuing care facility, or other licensed facility which extends medical or nursing or ancillary services to patients and which is operated by a provider of such services which is eligible for participation in the Medicare program with respect to such facility.

A REIT is permitted to render a de minimis amount of impermissible services to tenants and still treat amounts received with respect to that property as rent from real property. The amount received or accrued by the REIT during the taxable year for the impermissible services with respect to a property may not exceed 1% of all amounts received or accrued by the REIT directly or indirectly from the property. The amount received for any service or management operation for this purpose shall be deemed to be not less than 150% of the direct cost of the REIT in furnishing or rendering the service or providing the management or operation. Furthermore, impermissible services may be furnished to tenants by a taxable REIT subsidiary subject to certain conditions, and we may still treat rents received with respect to the property as rent from real property.

The term “interest” generally does not include any amount if the determination of the amount depends in whole or in part on the income or profits of any person, although an amount generally will not be excluded from the term “interest” solely by reason of being based on a fixed percentage of receipts or sales.

If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for such year if we are eligible for relief.  These relief provisions generally will be available if (1) following our identification of the failure, we file a schedule for such taxable year describing each item of our gross income, and (2) the failure to meet such tests was due to reasonable cause and not due to willful neglect.

It is not now possible to determine the circumstances under which we may be entitled to the benefit of these relief provisions. If these relief provisions apply, a 100% tax is imposed on an amount equal to (a) the gross income attributable to (1) 75% of our gross income over the amount of qualifying gross income for purposes of the 75% income test and (2) 95% of our gross income over the amount of qualifying gross income for purposes of the 95% income test, multiplied by (b) a fraction intended to reflect our profitability.

The Secretary of the Treasury is given broad authority to determine whether particular items of income or gain qualify or not under the 75% and 95% gross income tests, or are to be excluded from the measure of gross income for such purposes.

Asset Tests.   Within 30 days after the close of each quarter of our taxable year, we must also satisfy several tests relating to the nature and diversification of our assets determined in accordance with generally accepted accounting principles. At least 75% of the value of our total assets must be represented by real estate assets, cash, cash items (including receivables arising in the ordinary course of our operation), government securities and qualified temporary investments. Although the remaining 25% of our assets generally may be invested without restriction, we are prohibited from owning securities representing more than 10% of either the vote (the “10% vote test”) or value (the “10% value test”) of the outstanding securities of any issuer other than a qualified REIT subsidiary, another REIT or a taxable REIT subsidiary. Further, no more than 25% of the total assets may be represented by securities of one or more taxable REIT subsidiaries (the “25% asset test”) and no more than 5% of the value of our total assets may be represented by securities of any non-governmental issuer other than a qualified REIT subsidiary (the “5% asset test”), another REIT or a taxable REIT subsidiary. Each of the 10% vote test, the 10% value test and the 25% and 5% asset tests must be satisfied at the end of each quarter. There are special rules which provide relief if the value related tests are not satisfied due to changes in the value of the assets of a REIT.

Certain items are excluded from the 10% value test, including: (1) straight debt securities of an issuer (including straight debt that provides certain contingent payments); (2) any loan to an individual or an estate; (3) any rental agreement described in Section 467 of the Internal Revenue Code, other than with a “related person”; (4) any obligation to pay rents from real property; (5) certain securities issued by a state or any subdivision thereof, the District of Columbia, a foreign government, or any political subdivision thereof, or the Commonwealth of Puerto Rico; (6) any security issued by a REIT; and (7) any other arrangement that, as determined by the Secretary of the Treasury, is excepted from the definition of security (“excluded securities”). Special rules apply to straight debt securities issued by corporations and entities taxable as partnerships for federal income tax purposes. If a REIT, or its taxable REIT subsidiary, holds (1) straight debt securities of a corporate or partnership issuer and (2) securities of such issuer that are not excluded securities and have an aggregate value greater than 1% of such issuer’s outstanding securities, the straight debt securities will be included in the 10% value test.

A REIT’s interest as a partner in a partnership is not treated as a security for purposes of applying the 10% value test to securities issued by the partnership. Further, any debt instrument issued by a partnership will not be a security for purposes of applying the 10% value test (1) to the extent of the REIT’s interest as a partner in the partnership and (2) if at least 75% of the partnership’s gross income (excluding gross income from prohibited transactions) would qualify for the 75% gross income test.  For purposes of the 10% value test, a REIT’s interest in a partnership’s assets is determined by the REIT’s proportionate interest in any securities issued by the partnership (other than the excluded securities described in the preceding paragraph).

If the REIT or its QBU uses a foreign currency as its functional currency, the term “cash” includes such foreign currency, but only to the extent such foreign currency is (i) held for use in the normal course of the activities of the REIT or QBU which give rise to items of income or gain that are included in the 95% and 75% gross income tests or are directly related to acquiring or holding assets qualifying under the 75% asset test, and (ii) not held in connection with dealing or engaging in substantial and regular trading in securities.

With respect to corrections of failures as to violations of the 10% vote test, the 10% value test or the 5% asset test, a REIT may avoid disqualification as a REIT by disposing of sufficient assets to cure a violation that does not exceed the lesser of 1% of the REIT’s assets at the end of the relevant quarter or $10,000,000, provided that the disposition occurs within six months following the last day of the quarter in which the REIT first identified the assets. For violations of any of the REIT asset tests due to reasonable cause and not willful neglect that exceed the thresholds described in the preceding sentence, a REIT can avoid disqualification as a REIT after the close of a taxable quarter by taking certain steps, including disposition of sufficient assets within the six month period described above to meet the applicable asset test, paying a tax equal to the greater of $50,000 or the highest corporate tax rate multiplied by the net income generated by the non-qualifying assets during the period of time that the assets were held as non-qualifying assets and filing a schedule with the Internal Revenue Service that describes the non-qualifying assets.

Investments in taxable REIT subsidiaries.    REITs may own more than 10% of the voting power and value of securities in taxable REIT subsidiaries. We and any taxable corporate entity in which we own an interest are allowed to jointly elect to treat such entity as a “taxable REIT subsidiary.”

Certain of our subsidiaries have elected to be treated as a taxable REIT subsidiary. Taxable REIT subsidiaries are subject to full corporate level federal taxation on their earnings but are permitted to engage in certain types of activities that cannot be performed directly by REITs without jeopardizing their REIT status. Our taxable REIT subsidiaries will attempt to minimize the amount of these taxes, but there can be no assurance whether or the extent to which measures taken to minimize taxes will be successful. To the extent our taxable REIT subsidiaries are required to pay federal, state or local taxes, the cash available for distribution as dividends to us from our taxable REIT subsidiaries will be reduced.

The amount of interest on related-party debt that a taxable REIT subsidiary may deduct is limited. Further, a 100% tax applies to any interest payments by a taxable REIT subsidiary to its affiliated REIT to the extent the interest rate is not commercially reasonable. A taxable REIT subsidiary is permitted to deduct interest payments to unrelated parties without any of these restrictions.

The Internal Revenue Service may reallocate costs between a REIT and its taxable REIT subsidiary where there is a lack of arm’s-length dealing between the parties. Any deductible expenses allocated away from a taxable REIT subsidiary would increase its tax liability. Further, any amount by which a REIT understates its deductions and overstates those of its taxable REIT subsidiary will, subject to certain exceptions, be subject to a 100% tax. Additional taxable REIT subsidiary elections may be made in the future for additional entities in which we own an interest.

Annual distribution requirements.   In order to avoid being taxed as a regular corporation, we are required to make distributions (other than capital gain distributions) to our stockholders which qualify for the dividends paid deduction in an amount at least equal to (1) the sum of (i) 90% of our “REIT taxable income” (computed without regard to the dividends paid deduction and our net capital gain) and (ii) 90% of the after-tax net income, if any, from foreclosure property, minus (2) a portion of certain items of non-cash income. These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for that year and if paid on or before the first regular distribution payment after such declaration. The amount distributed must not be preferential. This means that every stockholder of the class of stock to which a distribution is made must be treated the same as every other stockholder of that class, and no class of stock may be treated otherwise than in accordance with its dividend rights as a class. To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our “REIT taxable income,” as adjusted, we will be subject to tax on the undistributed amount at regular corporate tax rates. Finally, as discussed above, we may be subject to an excise tax if we fail to meet certain other distribution requirements. We intend to make timely distributions sufficient to satisfy these annual distribution requirements.

It is possible that, from time to time, we may not have sufficient cash or other liquid assets to meet the 90% distribution requirement, or to distribute such greater amount as may be necessary to avoid income and excise taxation, due to, among other things, (1) timing differences between (i) the actual receipt of income and actual payment of deductible expenses and (ii) the inclusion of income and deduction of expenses in arriving at our taxable income, or (2) the payment of severance benefits that may not be deductible to us. In the event that timing differences occur, we may find it necessary to arrange for borrowings or, if possible, pay dividends in the form of taxable stock dividends in order to meet the distribution requirement.

Under certain circumstances, in the event of a deficiency determined by the Internal Revenue Service, we may be able to rectify a resulting failure to meet the distribution requirement for a year by paying “deficiency dividends”

to stockholders in a later year, which may be included in our deduction for distributions paid for the earlier year. Thus, we may be able to avoid being taxed on amounts distributed as deficiency dividends; however, we will be required to pay applicable penalties and interest based upon the amount of any deduction taken for deficiency dividend distributions.

Failure to Qualify as a REIT

If we fail to qualify for taxation as a REIT in any taxable year, we will be subject to federal income tax, including any applicable alternative minimum tax, on our taxable income at regular corporate rates. Distributions to stockholders in any year in which we fail to qualify as a REIT will not be deductible nor will any particular amount of distributions be required to be made in any year. All distributions to stockholders will be taxable as ordinary income to the extent of current and accumulated earnings and profits allocable to these distributions and, subject to certain limitations, will be eligible for the dividends received deduction for corporate stockholders. Unless entitled to relief under specific statutory provisions, we also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances we would be entitled to statutory relief. Failure to qualify for even one year could result in our need to incur indebtedness or liquidate investments in order to pay potentially significant resulting tax liabilities.

In addition to the relief described above under “— Income Tests” and “— Asset Tests,” relief is available in the event that we violate a provision of the Internal Revenue Code that would result in our failure to qualify as a REIT if: (1) the violation is due to reasonable cause and not due to willful neglect; (2) we pay a penalty of $50,000 for each failure to satisfy the provision; and (3) the violation does not include a violation described under “— Income Tests” or “— Asset Tests” above. It is not now possible to determine the circumstances under which we may be entitled to the benefit of these relief provisions.

Federal Income Taxation of Holders of Our Stock

Treatment of taxable U.S. stockholders.   The following summary applies to you only if you are a “U.S. stockholder.” A “U.S. stockholder” is a holder of shares of stock who, for United States federal income tax purposes, is:

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a citizen or resident of the United States;

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a corporation, partnership or other entity classified as a corporation or partnership for these purposes, created or organized in or under the laws of the United States or of any political subdivision of the United States, including any state;

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an estate, the income of which is subject to United States federal income taxation regardless of its source; or

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a trust, if, in general, a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons, within the meaning of the Internal Revenue Code, has the authority to control all of the trust’s substantial decisions.

So long as we qualify for taxation as a REIT, distributions on shares of our stock made out of the current or accumulated earnings and profits allocable to these distributions (and not designated as capital gain dividends)

will be includable as ordinary income for federal income tax purposes. None of these distributions will be eligible for the dividends received deduction for U.S. corporate stockholders.

Generally, for the taxable year ending December 31, 2012, the maximum marginal rate of tax payable by individuals on dividends received from corporations that are subject to a corporate level of tax is 15%. Except in limited circumstances, this tax rate will not apply to dividends paid to you by us on our shares, because generally we are not subject to federal income tax on the portion of our REIT taxable income or capital gains distributed to our stockholders. The reduced maximum federal income tax rate will apply to that portion, if any, of dividends received by you with respect to our shares that are attributable to: (1) dividends received by us from non-REIT corporations or other taxable REIT subsidiaries; (2) income from the prior year with respect to which we were required to pay federal corporate income tax during the prior year (if, for example, we did not distribute 100% of our REIT taxable income for the prior year); or (3) the amount of any earnings and profits that were distributed by us and accumulated in a non-REIT year.

Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed our actual net capital gain for the taxable year), without regard to the period for which you held our stock. However, if you are a corporation, you may be required to treat a portion of some capital gain dividends as ordinary income.

If we elect to retain and pay income tax on any net long-term capital gain, you would include in income, as long-term capital gain, your proportionate share of this net long-term capital gain. You would also receive a refundable tax credit for your proportionate share of the tax paid by us on such retained capital gains, and you would have an increase in the basis of your shares of our stock in an amount equal to your includable capital gains less your share of the tax deemed paid.

You may not include in your federal income tax return any of our net operating losses or capital losses. Federal income tax rules may also require that certain minimum tax adjustments and preferences be apportioned to you. In addition, any distribution declared by us in October, November or December of any year on a specified date in any such month shall be treated as both paid by us and received by you on December 31 of that year, provided that the distribution is actually paid by us no later than January 31 of the following year.

We will be treated as having sufficient earnings and profits to treat as a dividend any distribution up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed under “— General” and “— Qualification as a REIT — Annual Distribution Requirements” above. As a result, you may be required to treat as taxable dividends certain distributions that would otherwise result in a tax-free return of capital. Moreover, any “deficiency dividend” will be treated as a dividend (an ordinary dividend or a capital gain dividend, as the case may be), regardless of our earnings and profits. Any other distributions in excess of current or accumulated earnings and profits will not be taxable to you to the extent these distributions do not exceed the adjusted tax basis of your shares of our stock. You will be required to reduce the tax basis of your shares of our stock by the amount of these distributions until the basis has been reduced to zero, after which these distributions will be taxable as capital gain, if the shares of our stock are held as capital assets. The tax basis as so reduced will be used in computing the capital gain or loss, if any, realized upon sale of the shares of our stock. Any loss upon a sale or exchange of shares of our stock which were held for six months or less (after application of certain holding period rules) will generally be treated as a long-term capital loss to the extent you previously received capital gain distributions with respect to these shares of our stock.

Upon the sale or exchange of any shares of our stock to or with a person other than us or a sale or exchange of all shares of our stock (whether actually or constructively owned) with us, you will generally recognize capital gain or loss equal to the difference between the amount realized on the sale or exchange and your adjusted tax basis in these shares of our stock. This gain will be capital gain if you held these shares of our stock as a capital asset.

If we redeem any of your shares in us, the treatment can only be determined on the basis of particular facts at the time of redemption. In general, you will recognize gain or loss (as opposed to dividend income) equal to the difference between the amount received by you in the redemption and your adjusted tax basis in your shares redeemed if such redemption: (1) results in a “complete termination” of your interest in all classes of our equity securities; (2) is a “substantially disproportionate redemption”; or (3) is “not essentially equivalent to a dividend” with respect to you. In applying these tests, you must take into account your ownership of all classes of our equity securities (e.g., common stock, preferred stock, depositary shares and warrants). You also must take into account any equity securities that are considered to be constructively owned by you.

If, as a result of a redemption by us of your shares, you no longer own (either actually or constructively) any of our equity securities or only own (actually and constructively) an insubstantial percentage of our equity securities, then it is probable that the redemption of your shares would be considered “not essentially equivalent to a dividend” and, thus, would result in gain or loss to you. However, whether a distribution is “not essentially equivalent to a dividend” depends on all of the facts and circumstances, and if you rely on any of these tests at the time of redemption, you should consult your tax advisor to determine their application to the particular situation.

Generally, if the redemption does not meet the tests described above, then the proceeds received by you from the redemption of your shares will be treated as a distribution taxable as a dividend to the extent of the allocable portion of current or accumulated earnings and profits. If the redemption is taxed as a dividend, your adjusted tax basis in the redeemed shares will be transferred to any other shareholdings in us that you own. If you own no other shareholdings in us, under certain circumstances, such basis may be transferred to a related person, or it may be lost entirely.

 Gain from the sale or exchange of our shares held for more than one year is generally taxed at a maximum long-term capital gain rate.  Pursuant to Internal Revenue Service guidance, we may classify portions of our capital gain dividends as gains eligible for the long-term capital gains rate or as gain taxable to individual stockholders at a maximum rate of 25%.  Capital losses recognized by a stockholder upon the disposition of our shares held for more than one year at the time of disposition will be considered long term capital losses, and are generally available only to offset capital gain income of the stockholder but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year).

On March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act of 2010, which requires U.S. stockholders who meet certain requirements and are individuals, estates or certain trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of stock for taxable years beginning after December 31, 2012. U.S. stockholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of shares of our stock.

Treatment of tax-exempt U.S. stockholders.   Tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts (“Exempt Organizations”), generally are exempt from federal income taxation. However, they are subject to taxation on their unrelated business taxable income (“UBTI”). The Internal Revenue Service has issued a published revenue ruling that dividend distributions from a REIT to an exempt employee pension trust do not constitute UBTI, provided that the shares of the REIT are not otherwise used in an unrelated trade or business of the exempt employee pension trust. Based on this ruling, amounts distributed by us to Exempt Organizations generally should not constitute UBTI. However, if an Exempt Organization finances its acquisition of the shares of our stock with debt, a portion of its income from us will constitute UBTI pursuant to the “debt financed property” rules. Likewise, a portion of the Exempt Organization’s income from us would constitute UBTI if we held a residual interest in a real estate mortgage investment conduit.

In addition, in certain circumstances, a pension trust that owns more than 10% of our stock is required to treat a percentage of our dividends as UBTI. This rule applies to a pension trust holding more than 10% of our stock only if: (1) the percentage of our income that is UBTI (determined as if we were a pension trust) is at least 5%; (2) we qualify as a REIT by reason of the modification of the Five or Fewer Requirement that allows beneficiaries of the pension trust to be treated as holding shares in proportion to their actuarial interests in the pension trust; and (3) either (i) one pension trust owns more than 25% of the value of our stock, or (ii) a group of pension trusts individually holding more than 10% of the value of our stock collectively own more than 50% of the value of our stock.

Backup withholding and information reporting.   Under certain circumstances, you may be subject to backup withholding at applicable rates on payments made with respect to, or cash proceeds of a sale or exchange of, shares of our stock. Backup withholding will apply only if you: (1) fail to provide a correct taxpayer identification number, which if you are an individual, is ordinarily your social security number; (2) furnish an incorrect taxpayer identification number; (3) are notified by the Internal Revenue Service that you have failed to properly report payments of interest or dividends; or (4) fail to certify, under penalties of perjury, that you have furnished a correct taxpayer identification number and that the Internal Revenue Service has not notified you that you are subject to backup withholding.

Backup withholding will not apply with respect to payments made to certain exempt recipients, such as corporations and tax-exempt organizations. You should consult with a tax advisor regarding qualification for exemption from backup withholding, and the procedure for obtaining an exemption. Backup withholding is not an additional tax. Rather, the amount of any backup withholding with respect to a payment to a stockholder will be allowed as a credit against such stockholder’s United States federal income tax liability and may entitle such stockholder to a refund, provided that the required information is provided to the Internal Revenue Service. In addition, withholding a portion of capital gain distributions made to stockholders may be required for stockholders who fail to certify their non-foreign status.

Taxation of foreign stockholders.   The following summary applies to you only if you are a foreign person. The federal taxation of foreign persons is a highly complex matter that may be affected by many considerations.

Except as discussed below, distributions to you of cash generated by our real estate operations in the form of ordinary dividends, but not by the sale or exchange of our capital assets, generally will be subject to U.S. withholding tax at a rate of 30%, unless an applicable tax treaty reduces that tax and you file with us the required form evidencing the lower rate.

In general, you will be subject to United States federal income tax on a graduated rate basis rather than withholding with respect to your investment in our stock if such investment is “effectively connected” with your conduct of a trade or business in the United States. A corporate foreign stockholder that receives income that is, or is treated as, effectively connected with a United States trade or business may also be subject to the branch profits tax, which is payable in addition to regular United States corporate income tax. The following discussion will apply to foreign stockholders whose investment in us is not so effectively connected. We expect to withhold United States income tax, as described below, on the gross amount of any distributions paid to you unless (1) you file an Internal Revenue Service Form W-8ECI with us claiming that the distribution is “effectively connected” or (2) certain other exceptions apply.

Distributions by us that are attributable to gain from the sale or exchange of a United States real property interest will be taxed to you under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) as if these distributions were gains “effectively connected” with a United States trade or business. Accordingly, you will be taxed at the normal capital gain rates applicable to a U.S. stockholder on these amounts, subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. Distributions subject to FIRPTA may also be subject to a branch profits tax in the hands of a corporate foreign stockholder that is not entitled to treaty exemption.

We will be required to withhold from distributions subject to FIRPTA, and remit to the Internal Revenue Service, 35% of designated capital gain dividends, or, if greater, 35% of the amount of any distributions that could be designated as capital gain dividends. In addition, if we designate prior distributions as capital gain dividends, subsequent distributions, up to the amount of the prior distributions not withheld against, will be treated as capital gain dividends for purposes of withholding.

Any capital gain dividend with respect to any class of stock that is “regularly traded” on an established securities market will be treated as an ordinary dividend if the foreign stockholder did not own more than 5% of such class of stock at any time during the taxable year. Foreign stockholders generally will not be required to report distributions received from us on U.S. federal income tax returns and all distributions treated as dividends for U.S. federal income tax purposes (including any such capital gain dividends) will be subject to a 30% U.S. withholding tax (unless reduced under an applicable income tax treaty) as discussed above. In addition, the branch profits tax will not apply to such distributions.

Unless our shares constitute a “United States real property interest” within the meaning of FIRPTA or are effectively connected with a U.S. trade or business, a sale of our shares by you generally will not be subject to United States taxation. Our shares will not constitute a United States real property interest if we qualify as a “domestically controlled REIT.” We believe that we, and expect to continue to, qualify as a domestically controlled REIT. A domestically controlled REIT is a REIT in which at all times during a specified testing period less than 50% in value of its shares is held directly or indirectly by foreign stockholders. However, if you are a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions apply, you will be subject to a 30% tax on such capital gains. In any event, a purchaser of our shares from you will not be required under FIRPTA to withhold on the purchase price if the purchased shares are “regularly traded” on an established securities market or if we are a domestically controlled REIT. Otherwise, under FIRPTA, the purchaser may be required to withhold 10% of the purchase price and remit such amount to the Internal Revenue Service.

Backup withholding tax and information reporting will generally not apply to distributions paid to you outside the United States that are treated as: (1) dividends to which the 30% or lower treaty rate withholding tax discussed above applies; (2) capital gains dividends; or (3) distributions attributable to gain from the sale or exchange by us of U.S. real property interests. Payment of the proceeds of a sale of stock within the United States or conducted through certain U.S. related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that he or she is not a U.S. person (and the payor does not have actual knowledge that the beneficial owner is a U.S. person) or otherwise established an exemption. You may obtain a refund of any amounts withheld under the backup withholding rules by filing the appropriate claim for refund with the Internal Revenue Service.

Recently enacted legislation will impose U.S. withholding tax at a rate of 30% after December 31, 2013 on dividends in respect of, and after December 31, 2014 on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in the institution held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons, and to withhold on certain payments. Accordingly, the entity through which shares of stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, shares of our stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury. If payment of withholding taxes is required, stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the Internal Revenue Service to obtain the benefit of such exemption or reduction.  We will not pay any additional amounts to any stockholders in respect of any amounts withheld. Foreign persons are encouraged to consult with their tax advisors regarding the possible implications of the legislation on their investment in shares of our stock.

Risks Related to Our Proposed Transition to a REIT

As described more fully in this Information Statement, we intend to simultaneously (i) dispose of our gaming assets and (ii) acquire West Paces as a new wholly-owned subsidiary and (iii) focus future operations on the acquisition and maintenance of healthcare facilities (the “Reorganization”).  Consummation of the Reorganization is subject to numerous conditions, from regulatory approval of the Colorado Division of Gaming, to compliance with federal and state securities laws.  There can be no assurance that we will successfully consummate the Reorganization or the timing of the consummation, if ever.

If we do consummate the Reorganization, investors in this offering will become security holders of an entity that operates as a REIT under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  The following are some risk factors related to our proposed REIT operations.

The section below discusses the most significant risk factors that may materially adversely affect our proposed business, results of operations and financial condition.

As set forth below, we believe that the risks facing our company generally fall into the following three categories:

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Risks related to our business;

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Risks related to tax matters, including REIT-related risks; and

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Risks related to our legal organizational structure.

Risks Related to Our Proposed Business as a REIT

Volatility or disruption in the financial markets may impair our ability to raise capital, obtain new financing or refinance existing obligations and fund real estate and development activities.

The global financial markets recently have undergone and may continue to experience pervasive and fundamental disruptions. While the capital markets have shown signs of improvement, the sustainability of an economic recovery is uncertain and additional levels of market disruption and volatility could materially adversely impact our ability to raise capital, obtain new financing or refinance our existing obligations as they mature and fund real estate and development activities.

Market volatility could also lead to significant uncertainty in the valuation of our investments and those of our joint ventures, that may result in a substantial decrease in the value of our properties and those of our joint ventures. As a result, we may not be able to recover the carrying amount of such investments and the associated goodwill, if any, which may require us to recognize impairment charges in earnings.

We will rely on external sources of capital to fund future capital needs and limitations on our access to such capital could have a materially adverse effect on our ability to meet commitments as they become due or make future investments necessary to grow our business.

We may not be able to fund all future capital needs from cash retained from operations. If we are unable to obtain enough internal capital, we may need to rely on external sources of capital (including debt and equity financing) to fulfill our capital requirements. If we cannot access these external sources of capital, we may not be able to make the investments needed to grow our business and to meet our obligations and commitments as they mature. Our access to capital depends upon a number of factors, some of which we have little or no control over, including but not limited to:

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general availability of credit and market conditions, including rising interest rates and increased borrowing cost;

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the market price of the shares of our equity securities and the credit ratings of our debt and preferred securities;

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he market's perception of our growth potential and our current and potential future earnings and cash distributions;

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our degree of financial leverage and operational flexibility;

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the financial integrity of our lenders, which might impair their ability to meet their commitments to us or their willingness to make additional loans to us, and our inability to replace the financing commitment of any such lender on favorable terms, or at all;

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the stability in the market value of our properties;

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the financial performance of our operators, tenants and borrowers; and

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issues facing the healthcare industry, including, but not limited to, healthcare reform and changes in government reimbursement policies.

If our access to capital is limited by these factors or other factors, it could have a material adverse impact on our ability to refinance our debt obligations, fund dividend payments, acquire properties and fund operations and development activities.

Adverse changes in our credit ratings could impair our ability to obtain additional debt and equity financing on favorable terms, if at all, and negatively impact the market price of our securities, including our common stock.

The credit ratings of our debt and equity securities are based on our operating performance, liquidity and leverage ratios, overall financial position and other factors employed by the credit rating agencies in their rating analyses of us. Our credit ratings can affect the amount and type of capital we can access, as well as the terms of any financings we may obtain. There can be no assurance that we will be able to maintain our current credit ratings and in the event that our current credit ratings deteriorate, we would likely incur higher borrowing costs and it may be more difficult or expensive to obtain additional financing or refinance existing obligations and commitments. Also, a downgrade in our credit ratings would trigger additional costs or other potentially negative consequences under our current and future credit facilities and debt instruments.

Our level of indebtedness may increase and materially adversely affect our future operations.

We plan to incur substantial indebtedness in the future, including in connection with the development or acquisition of assets, which may be substantial. Any significant additional indebtedness could negatively affect the credit ratings of our debt and require us to dedicate a substantial portion of our cash flow to interest and principal payments due on our indebtedness. Greater demands on our cash resources may reduce funds available to us to pay dividends, conduct development activities, make capital expenditures and acquisitions, or carry out other aspects of our business strategy. Increased indebtedness can also limit our ability to adjust rapidly to changing market conditions, make us more vulnerable to general adverse economic and industry conditions and create competitive disadvantages for us compared to other companies with relatively lower debt levels. Increased future debt service obligations may limit our operational flexibility, including our ability to finance or refinance our properties, contribute properties to joint ventures or sell properties as needed.

Covenants related to our indebtedness limit our operational flexibility and breaches of these covenants could materially adversely affect our business, results of operations and financial condition.

Our credit facilities will likely require us to comply with a number of customary financial and other covenants, such as maintaining certain levels of debt service coverage and leverage ratio, tangible net worth requirements and maintaining REIT status. Our continued ability to incur additional debt and to conduct business in general will be subject to compliance with these financial and other covenants, which limit our operational flexibility. For example, mortgages on our properties contain customary covenants such as those that limit or restrict our ability, without the consent of the lender, to further encumber or sell the applicable properties, or to replace the applicable tenant or operator. Breaches of certain covenants may result in defaults under the mortgages on our properties and cross-defaults under certain of our other indebtedness, even if we satisfy our payment obligations to the respective obligee. Additionally, defaults under the leases or operating agreements related to mortgaged properties, including defaults associated with the bankruptcy of the applicable tenant or operator, may result in a default under the underlying mortgage and cross-defaults under certain of our other indebtedness. Covenants that limit our operational flexibility as well as defaults under our debt instruments could materially adversely affect our business, results of operations and financial condition.

An increase in interest rates could increase interest cost on new debt, and could materially adversely impact our ability to refinance existing debt, sell assets and limit our acquisition, investment and development activities.

If interest rates increase, so could our interest costs for any new debt. This increased cost could make the financing of any acquisition and development activity more costly. Rising interest rates could limit our ability to refinance existing debt when it matures, or cause us to pay higher interest rates upon refinancing and increase interest expense on refinanced indebtedness. In addition, an increase in interest rates could decrease the amount third parties are willing to pay for our assets, thereby limiting our ability to reposition our portfolio promptly in response to changes in economic or other conditions.

Unfavorable resolution of litigation matters and disputes could have a material adverse effect on our financial condition.

From time to time, we may be involved in legal proceedings, lawsuits and other claims. We may also be named as defendants in lawsuits allegedly arising out of our actions or the actions of our operators and tenants in which such operators and tenants have agreed to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities arising in connection with their respective businesses. An unfavorable resolution of litigation may have a material adverse effect on our business, results of operations and financial condition. Regardless of its outcome, litigation may result in substantial costs and expenses and significantly divert the attention of management. There can be no assurance that we will be able to prevail in, or achieve a favorable settlement of, litigation. In addition, litigation, government proceedings or environmental matters could lead to increased costs or interruption of our normal business operations.

We may be unable to successfully foreclose on the collateral securing our real estate-related loans and, even if we are successful in our foreclosure efforts, we may be unable to successfully operate, occupy or reposition the underlying real estate, which may adversely affect our ability to recover our investments.

If an operator or tenant defaults under one of our mortgages or mezzanine loans, we may have to foreclose on the loan or protect our interest by acquiring title to the collateral and thereafter making substantial improvements or repairs in order to maximize the property's investment potential. In some cases, as noted above, the collateral consists of the equity interests in an entity that directly or indirectly owns the applicable real property or interests in operating facilities and, accordingly, we may not have full recourse to assets of that entity. Operators, tenants or borrowers may contest enforcement of foreclosure or other remedies, seek bankruptcy protection against our exercise of enforcement or other remedies and/or bring claims for lender liability in response to actions to enforce mortgage obligations. Foreclosure-related costs, high loan-to-value ratios or declines in the value of the facility may prevent us from realizing an amount equal to our mortgage or mezzanine loan upon foreclosure, and we may be required to record valuation allowance for such losses. Even if we are able to successfully foreclose on the collateral securing our real estate-related loans, we may inherit properties for which we may be unable to expeditiously seek tenants or operators, if at all, which would adversely affect our ability to fully recover our investment.

Required regulatory approvals can delay or prohibit transfers of our healthcare facilities.

Transfers of healthcare facilities to successor tenants or operators may be subject to regulatory approvals or ratifications, including, but not limited to, change of ownership approvals under certificate of need laws and

Medicare and Medicaid provider arrangements that are not required for transfers of other types of commercial operations and other types of real estate. The replacement of any tenant or operator could be delayed by the regulatory approval process of any federal, state or local government agency necessary for the transfer of the facility or the replacement of the operator licensed to manage the facility. If we are unable to find a suitable replacement tenant or operator upon favorable terms, or at all, we may take possession of a facility, which might expose us to successor liability or require us to indemnify subsequent operators to whom we might transfer the operating rights and licenses, all of which may materially adversely affect our business, results of operations, and financial condition.

Competition may make it difficult to identify and purchase or develop suitable healthcare facilities to grow our investment portfolio.

We face significant competition from other REITs, investment companies, private equity and hedge fund investors, sovereign funds, healthcare operators, lenders, developers and other institutional investors, some of whom may have greater resources and lower costs of capital than we do. Increased competition makes it more challenging for us to identify and successfully capitalize on opportunities that meet our business goals and could improve the bargaining power of property owners seeking to sell, thereby impeding our investment, acquisition and development activities. If we cannot capitalize on our development pipeline, identify and purchase a sufficient quantity of healthcare facilities at favorable prices or if we are unable to finance acquisitions on commercially favorable terms, our business, results of operations and financial condition may be materially adversely affected.

We may be required to incur substantial renovation costs to make certain of our healthcare properties suitable for other operators and tenants.

Healthcare facilities are typically highly customized and may not be easily adapted to non-healthcare-related uses. The improvements generally required to conform a property to healthcare use, such as upgrading electrical, gas and plumbing infrastructure, are costly and at times tenant-specific. A new or replacement operator or tenant may require different features in a property, depending on that operator's or tenant's particular operations. If a current operator or tenant is unable to pay rent and vacates a property, we may incur substantial expenditures to modify a property before we are able to secure another operator or tenant. Also, if the property needs to be renovated to accommodate multiple operators or tenants, we may incur substantial expenditures before we are able to re-lease the space. These expenditures or renovations may materially adversely affect our business, results of operations and financial condition.

We face additional risks associated with property development that can render a project less profitable or not profitable at all and, under certain circumstances, prevent completion of development activities once undertaken.

Large-scale, ground-up development of healthcare properties presents additional risks for us, including risks that:

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a development opportunity may be abandoned after expending significant resources resulting in the loss of deposits or failure to recover expenses already incurred;

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the development and construction costs of a project may exceed original estimates due to increased interest rates and higher materials, transportation, labor, leasing or other costs, which could make the completion of the development project less profitable;

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construction and/or permanent financing may not be available on favorable terms or at all;

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the project may not be completed on schedule, which can result in increases in construction costs and debt service expenses as a result of a variety of factors that are beyond our control, including natural disasters, labor conditions, material shortages, regulatory hurdles, civil unrest and acts of war; and

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occupancy rates and rents at a newly completed property may not meet expected levels and could be insufficient to make the property profitable.

These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities once undertaken, any of which could have a material adverse effect on our business, results of operations and financial condition.

Our use of joint ventures may limit our flexibility with jointly owned investments.

We may develop and/or acquire properties in joint ventures with other persons or entities when circumstances warrant the use of these structures. Our participation in joint ventures is subject to risks that may not be present with other methods of ownership, including:

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we could experience an impasse on certain decisions because we do not have sole decision-making authority, which could require us to expend additional resources on resolving such impasses or potential disputes, including litigation or arbitration;

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our joint venture partners could have investment goals that are not consistent with our investment objectives, including the timing, terms and strategies for any investments;

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our ability to transfer our interest in a joint venture to a third party may be restricted;

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our joint venture partners might become bankrupt, fail to fund their share of required capital contributions or fail to fulfill their obligations as a joint venture partner, which may require us to infuse our own capital into the venture on behalf of the partner despite other competing uses for such capital; and

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our joint venture partners may have competing interests in our markets that could create conflict of interest issues.

From time to time, we may acquire other companies and if we are unable to successfully integrate these operations, our business, results of operations and financial condition may be materially adversely affected.

Acquisitions require the integration of companies that have previously operated independently. Successful integration of the operations of these companies depends primarily on our ability to consolidate operations, systems, procedures, properties and personnel and to eliminate redundancies and costs. We may encounter difficulties in these integrations. Potential difficulties associated with acquisitions include the loss of key employees, the disruption of our ongoing business or that of the acquired entity, possible inconsistencies in standards, controls, procedures and policies and the assumption of unexpected liabilities, including:

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liabilities relating to the clean-up or remediation of undisclosed environmental conditions;

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unasserted claims of vendors or other persons dealing with the seller;

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liabilities, claims and litigation, whether or not incurred in the ordinary course of business, relating to periods prior to our acquisition;

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claims for indemnification by general partners, directors, officers and others indemnified by the seller; and

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liabilities for taxes relating to periods prior to our acquisition.

In addition, the acquired companies and their properties may fail to perform as expected, including in respect of estimated cost savings. Inaccurate assumptions regarding future rental or occupancy rates could result in overly optimistic estimates of future revenues. Similarly, we may underestimate future operating expenses or the costs necessary to bring properties up to standards established for their intended use. If we have difficulties with any of these areas, or if we later discover additional liabilities or experience unforeseen costs relating to our acquired companies, we might not achieve the economic benefits we expect from our acquisitions, and this may materially adversely affect our business, results of operations and financial condition.

From time to time we may seek to make one or more material acquisitions which may involve the expenditure of significant funds.

We regularly review potential transactions in order to maximize shareholder value and believe that currently there are available a number of acquisition opportunities that would be complementary to our business, given the recent industry consolidation trend. In connection with our review of such transactions, we regularly engage in discussions with potential acquisition candidates, some of which are material. Any future acquisitions could require the issuance of securities, the incurrence of debt, assumption of contingent liabilities or incurrence of significant expenditures, any of which could materially adversely impact our business, financial condition or results of operations. In addition, the financing required for such acquisitions may not be available on commercially favorable terms or at all.

Loss of our key personnel could temporarily disrupt our operations and adversely affect us.

We are dependent on the efforts of our executive officers, and competition for these individuals is intense. Although our chief executive officer, chief financial officer, chief investment officer and general counsel have employment agreements with us, we cannot assure you that they will remain employed with us. The loss or limited availability of the services of any of our executive officers, or our inability to recruit and retain qualified personnel in the future, could, at least temporarily, have a material adverse effect on our business, results of operations and financial condition and be negatively perceived in the capital markets.

Our principal executive officer holds other positions that create potential conflicts of interest.

We will rely primarily on the services of our principal executive officer, Christopher Brogdon.  Mr. Brogdon has extensive experience in acquiring and operating properties dedicated to the healthcare industry. In addition, Mr. Brogdon is currently a director of AdCare Health Systems, Inc., (NYSE MKT, LLC: ADK, “AdCare”).  Under the terms of an employment agreement, with AdCare, Mr. Brogdon is contractually obligated to offer all healthcare related property acquisition opportunities first to AdCare under a right of first refusal.  Only if AdCare declines the opportunity could Mr. Brogdon then offer the acquisition to us.  This contractual right of first refusal could limit the number and quality of properties that Mr. Brogdon can offer to us.

We may experience uninsured or underinsured losses which could result in a significant loss of the capital we have invested in a property, decrease anticipated future revenues or cause us to incur unanticipated expense.

We will maintain comprehensive insurance coverage on our properties with terms, conditions, limits and deductibles that we believe are adequate and appropriate given the relative risk and costs of such coverage, and we continually review the insurance maintained by us. However, a number of our properties may be located in areas exposed to earthquake, windstorm, flood and other natural disasters and may be subject to other losses. In particular, our life science portfolio is concentrated in areas known to be subject to earthquake activity. While we will purchase insurance for earthquake, windstorm, flood and other natural disasters that we believe is adequate in light of current industry practice and analysis prepared by outside consultants, there is no assurance that such insurance will fully cover such losses. These losses can decrease our anticipated revenues from a property and result in the loss of all or a portion of the capital we have invested in a property. The insurance market for such exposures can be very volatile and we may be unable to purchase the limits and terms we desire on a commercially reasonable basis in the future. In addition, there are certain exposures where insurance is not purchased as we do not believe it is economically feasible to do so or where there is no viable insurance market.

Environmental compliance costs and liabilities associated with our real estate related investments may materially impair the value of those investments.

Under various federal, state and local laws, ordinances and regulations, as a current or previous owner of real estate, we may be required to investigate and clean up certain hazardous or toxic substances or petroleum released at a property, and may be held liable to a governmental entity or to third parties for property damage and for investigation and cleanup costs incurred by the third parties in connection with the contamination. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and the costs it incurs in connection with the contamination. Although we (i) currently carry environmental insurance on our properties in an amount and subject to deductibles that we believe are commercially reasonable, and (ii) generally require our operators and tenants to undertake to indemnify us for environmental liabilities they cause, such liabilities could exceed the amount of our insurance, the financial ability of the tenant or operator to indemnify us or the value of the contaminated property. The presence of contamination or the failure to remediate contamination may materially adversely affect our ability to sell or lease the real estate or to borrow using the real estate as collateral. As the owner of a site, we may also be held liable under common law to third parties for damages and injuries resulting from environmental contamination emanating from the site. Although we are generally indemnified by the current operators or tenants of our properties for contamination caused by them, these indemnities may not adequately cover all environmental costs. We may also experience environmental liabilities arising from conditions not known to us.

The bankruptcy, insolvency or financial deterioration of one or more of our major operators or tenants may materially adversely affect our business, results of operations and financial condition.

We will likely lease our properties directly to operators in most cases, and in certain other cases, we will lease to third-party tenants who enter into long-term management agreements with operators to manage the properties. Although our leases, financing arrangements and other agreements with our tenants and operators generally provide us the right under specified circumstances to terminate a lease, evict an operator or tenant, or demand immediate repayment of certain obligations to us, the bankruptcy and insolvency laws afford certain rights to a party that has filed for bankruptcy or reorganization that may render certain of these remedies unenforceable, or at the least, delay our ability to pursue such remedies. For example, we cannot evict a tenant or operator solely because of its bankruptcy filing. A debtor has the right to assume, or to assume and assign to a third party, or to reject its unexpired contracts in a bankruptcy proceeding. If a debtor were to reject its leases with us, our claim against the debtor for unpaid and future rents would be limited by the statutory cap set forth in the U.S. Bankruptcy Code, which may be substantially less than the remaining rent actually owed under the lease. In addition, the inability of our tenants or operators to make payments or comply with certain other lease obligations may affect our compliance with certain covenants contained in our debt securities, credit facilities and the mortgages on the properties leased or managed by such tenants and operators. In addition, under certain conditions, defaults under the underlying mortgages may result in cross-default under our other indebtedness. Although we believe that we would be able to secure amendments under the applicable agreements in those circumstances, the bankruptcy of an applicable operator or tenant may potentially result in less favorable borrowing terms than currently available, delays in the availability of funding or other material adverse consequences. In addition, many of our facilities are leased to health care providers who provide long-term custodial care to the elderly; evicting such operators for failure to pay rent while the facility is occupied may be a difficult and slow process and may not be successful.

The current U.S. housing market may adversely affect our operators' and tenants' abilities to increase or maintain occupancy levels at, and rental income from, our senior housing facilities.

Our tenants and operators may have relatively flat or declining occupancy levels in the near-term due to falling home prices, declining incomes, stagnant home sales and other economic factors. Seniors may choose to postpone their plans to move into senior housing facilities rather than sell their homes at a loss, or for a profit below their expectations. Moreover, tightening lending standards have made it more difficult for potential buyers to obtain mortgage financing, all of which have contributed to the declining home sales. In addition, the senior housing segment may continue to experience a decline in occupancy associated with private pay residents choosing to move out of the facilities to be cared for at home by relatives due to the weak economy. A material decline in our tenants' and operators' occupancy levels and revenues may make it more difficult for them to meet their financial obligations to us, which could materially adversely affect our business, results of operations and financial condition.

Operators and tenants that fail to comply with the requirements of governmental reimbursement programs, such as Medicare or Medicaid, may cease to operate or be unable to meet their financial and other contractual obligations to us.

Our operators and tenants are affected by an extremely complex set of federal, state and local laws and regulations that are subject to frequent and substantial changes (sometimes applied retroactively) resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law.  For example, to the extent that any of our operators or tenants receives a significant portion of their revenues from governmental payors, primarily Medicare and Medicaid, such revenues may be subject to:

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statutory and regulatory changes;

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retroactive rate adjustments;

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recovery of program overpayments or set-offs;

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administrative rulings;

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policy interpretations;

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payment or other delays by fiscal intermediaries or carriers;

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government funding restrictions (at a program level or with respect to specific facilities); and

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interruption or delays in payments due to any ongoing governmental investigations and audits at such property.

In recent years, governmental payors have frozen or reduced payments to healthcare providers due to budgetary pressures. Healthcare reimbursement will likely continue to be of significant importance to federal and state authorities. We cannot make any assessment as to the ultimate timing or the effect that any future legislative reforms may have on our operators' and tenants' costs of doing business and on the amount of reimbursement by government and other third-party payors. The failure of any of our operators or tenants to comply with these laws, requirements and regulations could materially adversely affect their ability to meet their financial and contractual obligations to us.

Operators and tenants that fail to comply with federal, state and local licensure, certification and inspection laws and regulations may cease to operate or be unable to meet their financial and other contractual obligations to us.

Certain of our operators and tenants are subject to extensive federal, state, local and industry-related licensure, certification and inspection laws, regulations and standards. Our operators' or tenants' failure to comply with any of these laws, regulations or standards could result in loss of accreditation, denial of reimbursement, imposition of fines, suspension or decertification from federal and state healthcare programs, loss of license or closure of the facility. For example, certain of our properties may require a license, registration and/or certificate of need to operate. Failure of any operator or tenant to obtain a license, registration or certificate of need, or loss of a required license, registration or certificate of need, would prevent a facility from operating in the manner intended by such operator or tenant. Additionally, failure of our operators and tenants to generally comply with applicable laws and regulations may have an adverse effect on facilities owned by or mortgaged to us, and therefore may materially adversely impact us.

The impact that the comprehensive healthcare regulation enacted in 2010 may have on us, as well as our operators and tenants, cannot be accurately predicted.

Legislative proposals are introduced or proposed in Congress and in some state legislatures each year that would affect major changes in the healthcare system, either nationally or at the state level. Notably, in March 2010, President Obama signed into law the Patient Protection and Affordable Care Act, along with the Health Care and Education Reconciliation Act of 2010 (collectively, the "Affordable Care Act"). The passage of the Affordable Care Act has resulted in comprehensive reform legislation that is expected to expand health care coverage to millions of currently uninsured people beginning in 2014 and provide for significant changes to the U.S. healthcare system over the next ten years. To help fund this expansion, the Affordable Care Act outlines certain reductions in Medicare reimbursement rates for various healthcare providers, including long-term acute care hospitals and skilled nursing facilities, as well as certain other changes to Medicare payment methodologies. This comprehensive health care legislation provides for extensive future rulemaking by regulatory authorities, and also may be altered or amended. We cannot accurately predict whether any legislative proposals will be adopted or, if adopted, what effect, if any, these proposals would have on our operators and tenants and, thus, our business. Similarly, while we can anticipate that some of the rulemaking that will be promulgated by regulatory authorities will affect our operators and tenants and the manner in which they are reimbursed by the federal health care programs, we cannot accurately predict today the impact of those regulations on our operators and tenants and thus on our business.

Increased competition, as well as an inability to grow revenues as originally forecast, have resulted and may further result in lower net revenues for some of our operators and tenants and may affect their ability to meet their financial and other contractual obligations to us.

The healthcare industry is highly competitive and can become more competitive in the future. The occupancy levels at, and rental income from, our facilities is dependent on our ability and the ability of our operators and tenants to maintain and increase such levels and income and to compete with entities that have substantial capital resources. These entities compete with other operators and tenants on a number of different levels, including the quality of care provided, reputation, the physical appearance of a facility, price, the range of services offered, family preference, alternatives for healthcare delivery, the supply of competing properties, physicians, staff, referral sources, location and the size and demographics of the population in the surrounding area. Private, federal and state payment programs and the effect of laws and regulations may also have a significant influence on the profitability of the properties and their tenants. Our operators and tenants also compete with numerous other companies providing similar healthcare services or alternatives such as home health agencies, life care at home, community-based service programs, retirement communities and convalescent centers. Such competition, which has intensified due to overbuilding in some segments in which we invest, has caused the occupancy rate of newly constructed buildings to slow and the monthly rate that many newly built and previously existing facilities were able to obtain for their services to decrease. We cannot be certain that the operators and tenants of all of our facilities will be able to achieve occupancy and rate levels that will enable them to meet all of their obligations to us. Further, many competing companies may have resources and attributes that are superior to those of our operators and tenants. Thus, our operators and tenants may encounter increased competition in the future that could limit their ability to maintain or attract residents or expand their businesses which could materially adversely affect their ability to meet their financial and other contractual obligations to us, potentially decreasing our revenues, impairing our assets, and increasing our collection and dispute costs.

Our operators and tenants may not procure the necessary insurance to adequately insure against losses.

Our leases generally require our tenants and operators to secure and maintain comprehensive liability and property insurance that covers us, as well as the tenants and operators. Some types of losses may not be adequately insured by our tenants and operators. Should an uninsured loss or a loss in excess of insured limits occur, we could incur liability or lose all or a portion of the capital we have invested in a property, as well as the anticipated future revenues from the property. In such an event, we might nevertheless remain obligated for any mortgage debt or other financial obligations related to the property. We continually review the insurance maintained by our tenants and operators and believe the coverage provided to be customary for similarly situated companies in our industry. However, we cannot assure you that material uninsured losses, or losses in excess of insurance proceeds, will not occur in the future.

Our operators and tenants are faced with litigation and may experience rising liability and insurance costs.

In some states, advocacy groups have been created to monitor the quality of care at healthcare facilities and these groups have brought litigation against the operators and tenants of such facilities. Also, in several instances, private litigation by patients has succeeded in winning large damage awards for alleged abuses. The effect of this litigation and other potential litigation may materially increase the costs incurred by our operators and tenants for monitoring and reporting quality of care compliance. In addition, their cost of liability and medical malpractice insurance can be significant and may increase so long as the present healthcare litigation environment continues. Cost increases could cause our operators to be unable to make their lease or mortgage payments or fail to purchase the appropriate liability and malpractice insurance, potentially decreasing our revenues and increasing our collection and litigation costs. In addition, as a result of our ownership of healthcare facilities, we may be named as a defendant in lawsuits allegedly arising from the actions of our operators or tenants, for which claims such operators and tenants have agreed to indemnify, defend and hold us harmless from and against, but which may require unanticipated expenditures on our part.

Tenants in the life science industry face high levels of regulation, expense and uncertainty.

Should we have life science tenants in the future, particularly those involved in developing and marketing pharmaceutical products, are subject to certain unique risks, as follows:

•

 some of our tenants require significant outlays of funds for the research, development and clinical testing of their products and technologies. If private investors, the government or other sources of funding are unavailable to support such activities, a tenant's business may be adversely affected or fail;

•

the research, development, clinical testing, manufacture and marketing of some of our tenants' products require federal, state and foreign regulatory approvals which may be costly or difficult to obtain;

•

even after a life science tenant gains regulatory approval and market acceptance, the product may still present significant regulatory and liability risks, including, among others, the possible later discovery of safety concerns, competition from new products, and ultimately the expiration of patent protection for the product;

•

our tenants with marketable products may be adversely affected by healthcare reform and the reimbursement policies of government or private healthcare payors; and

•

our tenants may be unable to adequately protect their intellectual property under patent, copyright or trade secret laws.

We cannot assure you that our life science tenants will be successful in their businesses. If our tenants' businesses are adversely affected, they may have difficulty making payments to us, which could materially adversely affect our business, results of operations and financial condition.

Risks Related to General Economic Conditions

Current economic conditions in the global economy, including ongoing disruptions in the debt and equity capital markets, may adversely affect our business, our results of operations, and our ability to obtain financing.

The global economic environment is currently volatile and uncertain, and the future economic environment may continue to be less favorable than that of recent years. The retail industry has experienced and may continue to experience significant downturns in connection with, or in anticipation of, declines in general economic conditions. The current economic environment has been characterized by higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending, leading to lowered demand for products and resulting in fewer customers visiting, and customers spending less, which could adversely affect our revenues. In addition, further declines in consumer and commercial spending may drive us and our competitors to reduce pricing, which would have a negative impact on our gross profit. We are unable to predict the timing, duration, and severity of any disruptions in debt and equity capital markets and adverse economic conditions in the United States and other countries, which could have an adverse effect on our business and results of operations, in part because we are dependent upon customer behavior and the impact on consumer spending that market disruptions may have.

The global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective and outstanding debt financings to widen considerably. These circumstances have materially impacted liquidity in the financial markets, making terms for certain financings materially less attractive, and in certain cases have resulted in the unavailability of certain types of financing. This volatility and illiquidity has negatively affected a broad range of mortgage and asset-backed and other fixed income securities. As a result, the market for fixed income securities has experienced decreased liquidity, increased price volatility, credit downgrade events, and increased defaults. Global equity markets have also been experiencing heightened volatility and turmoil, with issuers exposed to the credit markets particularly affected. These factors and the continuing market disruption have an adverse effect on us, in part because we, like many companies, from time to time may need to raise capital in debt and equity capital markets including in the asset-backed securities markets.

In addition, continued uncertainty in the stock and credit markets may negatively affect our ability to access additional short-term and long-term financing, including future securitization transactions, on reasonable terms or at all, which would negatively impact our liquidity and financial condition. In addition, if one or more of the financial institutions that support our future credit facilities fails, we may not be able to find a replacement, which would negatively impact our ability to borrow under the credit facilities. These disruptions in the financial markets also may adversely affect our credit rating and the market value of our common stock. If the current pressures on credit continue or worsen, we may not be able to refinance, if necessary, our outstanding debt when due, which could have a material adverse effect on our business. If our operating results worsen significantly and our cash flow or capital resources prove inadequate, or if interest rates increase significantly, we could face liquidity problems that could materially and adversely affect our results of operations and financial condition.

A worsening of the United States economy could materially adversely affect our business.

The success of our business operations depends significantly on consumer confidence and spending, which have deteriorated as a result of the worldwide economic downturn.  This economic downturn and decrease in consumer spending adversely impacted our revenue, and it may continue to adversely impact our revenue, ability to market our products, build customer loyalty, or otherwise implement our business strategy.  If the current economic situation persists, or deteriorates significantly, our business could be negatively impacted.

Risks Related to our Qualification as a REIT

To qualify as a REIT and Pass-Through Status, we must comply with all the requirements imposed by the Internal Revenue Code.

To qualify as a REIT, we must comply with each of the following requirements:

•

be structured as a corporation, business trust or similar association;

•

be managed by a board of directors or trustees;

•

offer fully transferable shares;

•

have at least 100 shareholders;

•

pay dividends of at least 90 percent of the REIT’s taxable income;

•

have no more than 50% of our shares held by five or fewer  individuals during the last half of each taxable year;

•

hold at least 75% of total investment assets in real estate;

•

have no more than 20% of our assets consist of securities in taxable REIT subsidiaries; and

•

derive at least 75% of gross income from rents or mortgage interest.

At least 95% of a REIT’s gross income must come from financial investments.  These include rents, dividends, interest and capital gains (the “95% income test”).  In addition, at least 75% of its income must come from certain real estate sources (the “75% income test”) including rents from real property, gains from the sale or other disposition of real property, and income and gain derived from foreclosure of property.

Our Articles of Incorporation will be amended to limit the amount of shares that can be beneficially owned by any single shareholder.

In order to ensure that the Company does not inadvertently violate the REIT requirement that no more than 50% of our shares are owned by five or fewer individuals, our Articles of Incorporation will be amended to limit the shareholdings of any shareholder to no more than 9.8% of our issued and outstanding shares.  If a shareholder violates this limitation, the Company is authorized to redeem the excess shares at market value. Until so redeemed, the excess shares cannot exercise voting rights, are not considered outstanding for purposes of determining a quorum at shareholder meetings, and distributions on excess shares are quarantined into an escrow account until the shareholder reduces their ownership to 9.8% or less.

We might fail to qualify or remain qualified as a REIT.

We intend to operate as a REIT under the Internal Revenue Code and believe we have and will continue to operate in such a manner. If we lose our status as a REIT, we will face serious income tax consequences that will substantially reduce the funds available for satisfying our obligations and for distribution to our stockholders because:

•

we would not be allowed a deduction for distributions to stockholders in computing our taxable income and would be subject to U.S. federal income tax at regular corporate rates;

•

we could be subject to the federal alternative minimum tax and possibly increased state and local taxes; and

•

unless we are entitled to relief under statutory provisions, we could not elect to be subject to tax as a REIT for four taxable years following the year during which we were disqualified.

Since REIT qualification requires us to meet a number of complex requirements, it is possible that we may fail to fulfill them, and if we do, our earnings will be reduced by the amount of U.S. federal and other income taxes owed. A reduction in our earnings would affect the amount we could distribute to our stockholders. If we do not qualify as a REIT, we would not be required to make distributions to stockholders since a non-REIT is not required to pay dividends to stockholders in order to maintain REIT status or avoid an excise tax.

In addition, if we fail to qualify as a REIT, all distributions to stockholders would continue to be treated as dividends to the extent of our current and accumulated earnings and profits, although corporate stockholders may be eligible for the dividends received deduction, and individual stockholders may be eligible for taxation at the rates generally applicable to long-term capital gains (currently at a maximum rate of 15%) with respect to distributions.

As a result of all these factors, our failure to qualify as a REIT also could impair our ability to implement our business strategy and would adversely affect the value of our common stock.

Qualification as a REIT involves the application of highly technical and complex Internal Revenue Code provisions for which there are only limited judicial and administrative interpretations. The determination of various factual matters and circumstances not entirely within our control may affect our ability to remain qualified as a REIT. Although we believe that we qualify as a REIT, we cannot assure you that we will continue to qualify or remain qualified as a REIT for U.S. federal income tax purposes.

The 90% annual distribution requirement will decrease our liquidity and may limit our ability to engage in otherwise beneficial transactions.

To comply with the 90% distribution requirement applicable to REITs and to avoid the nondeductible excise tax, we must make distributions to our stockholders. Although we anticipate that we generally will have sufficient cash or liquid assets to enable us to satisfy the REIT distribution requirement, it is possible that, from time to time, we may not have sufficient cash or other liquid assets to meet the 90% distribution requirement, or we may decide to retain cash or distribute such greater amount as may be necessary to avoid income and excise taxation.

This may be due to timing differences between the actual receipt of income and actual payment of deductible expenses, on the one hand, and the inclusion of that income and deduction of those expenses in arriving at our taxable income, on the other hand. In addition, non-deductible expenses such as principal amortization or repayments or capital expenditures in excess of non-cash deductions may cause us to fail to have sufficient cash or liquid assets to enable us to satisfy the 90% distribution requirement. In the event that timing differences occur, or we deem it appropriate to retain cash, we may borrow funds, issue additional equity securities (although we cannot assure you that we will be able to do so), pay taxable stock dividends, if possible, distribute other property or securities or engage in another transaction intended to enable us to meet the REIT distribution requirements. This may require us to raise additional capital to meet our obligations.

The amount of additional indebtedness we may incur is limited by the terms of our line of credit arrangement and the indentures governing our senior unsecured notes. In addition, adverse economic conditions may impact the availability of additional funds or could cause the terms on which we are able to borrow additional funds to become unfavorable. In those circumstances, we may be required to raise additional equity in the capital markets. Our access to capital depends upon a number of factors over which we have little or no control, including rising interest rates, inflation and other general market conditions and the market’s perception of our growth potential and our current and potential future earnings and cash distributions and the market price of the shares of our capital stock. We cannot assure you that we will be able to raise the capital necessary to make future investments or to meet our obligations and commitments as they mature.

The lease of qualified health care properties to a taxable REIT subsidiary is subject to special requirements.

We may lease certain qualified health care properties we acquire to taxable REIT subsidiaries (or limited liability companies of which the taxable REIT subsidiaries are members), which lessees contract with managers (or related parties) to manage the health care operations at these properties.  The rents from this taxable REIT subsidiary lessee structure are treated as qualifying rents from real property if (1) they are paid pursuant to an arms-length lease of a qualified health care property with a taxable REIT subsidiary and (2) the manager qualifies as an eligible independent contractor.  If any of these conditions are not satisfied, then the rents will not be qualifying rents.

If certain sale-leaseback transactions are not characterized by the Internal Revenue Service as “true leases,” we may be subject to adverse tax consequences.

We may purchase certain properties and lease them back to the sellers of such properties.  We intend for any such sale-leaseback transaction to be structured in such a manner that the lease will be characterized as a “true lease,” thereby allowing us to be treated as the owner of the property for U.S. federal income tax purposes. However, depending on the terms of any specific transaction, the Internal Revenue Service might take the position that the transaction is not a “true lease” but is more properly treated in some other manner. In the event any sale-leaseback transaction is challenged and successfully re-characterized by the Internal Revenue Service, we would not be entitled to claim the deductions for depreciation and cost recovery generally available to an owner of property. Furthermore, if a sale-leaseback transaction were so re-characterized, we might fail to satisfy the REIT asset tests or income tests and, consequently, could lose our REIT status effective with the year of re-characterization. Alternatively, the amount of our REIT taxable income could be recalculated, which may cause us to fail to meet the REIT annual distribution requirements for a taxable year.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF WEST PACES FERRY HEALTHCARE REIT, INC.

AND CONSOLIDATED SUBSIDIARY

Certain statements in this Management's Discussion and Analysis of Financial Condition and Results of Operations which are not historical facts are forward-looking statements such as statements relating to future operating results, existing and expected competition, financing and refinancing sources and availability and plans for future development or expansion activities and capital expenditures.  Such forward-looking statements involve a number of risks and uncertainties that may significantly affect our liquidity and results in the future and, accordingly, actual results may differ materially from those expressed in any forward-looking statements.  Such risks and uncertainties include, but are not limited to, those related to effects of competition, leverage and debt service financing and refinancing efforts, general economic conditions, changes in healthcare laws or regulations and risks related to development and construction activities.  The following discussion and analysis should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this information statement.

Overview

We were incorporated in the State of Georgia on March 13, 2013, primarily for the purpose of investing in and owning net-leased healthcare facilities, primarily long-term care, across the United States. We conduct our business operations in one segment. We have operated as a REIT from March 13, 2013 and will elect REIT status with the filing of our calendar year 2013 federal income tax return.  Our existing tenant is, and our prospective tenants will generally be, healthcare operating companies and other healthcare providers that use substantial real estate assets in their operations.  We offer real estate financing for these operators through 100% lease financing and generally seek lease terms from 5 to 15 years with a series of renewal terms at the option of our tenants.  We have included, and intend to include, in our lease agreements annual contractual minimum rate increases. Our lease requires and will require that the tenant pay all operating costs and expenses associated with the facility.

Effective March 15, 2013, we acquired from Ga. REIT its 65% interest in Dodge NH,  which acquired the real property and improvements historically operated as the Middle Georgia Nursing Facility located in Eastman, Georgia effective July 1, 2012.  Dodge NH leases the facility to a professional healthcare operator under a long term operating lease. Dodge NH has been under common control since its purchase by Ga. REIT effective July 1, 2012.

Results of Operations:  July 1, 2012 (inception) to March 14, 2013 (Dodge NH)

West Paces owns a 65% interest in Dodge NH, which currently has a 100% interest one property in its portfolio, a 100 bed nursing home in Eastman, Georgia.

The nursing home is being operated under a lease agreement by Eastman Healthcare and Rehab, LLC, (Eastman Rehab). The initial term of the lease is for five years commencing July 1, 2012, and ending June 30, 2017.  The lease requires lease payments to be made in advance in the amount of $45,000 per month for the first year of the lease. The monthly lease payments escalate by $1,000 per month on each lease anniversary, thereafter.  The initial term of the lease can be extended for one additional term of five years.  Payment terms of the rent will be negotiated at the time of renewal.

Future cash payments for rent to be received during the initial term of the lease are as follows:

Years Ending March 14:	Amount
2014	$ 549,000
2015	561,000
2016	573,000
2017	585,000
2018	147,000
$2,415,000

Rent income totaling $396,667, includes rent received from the lessee of $382,500, plus the straight line rent adjustment of $17,000, less amortization of the deferred lease incentive of $2,833, for the period ending March 14, 2013.

Operating expenses are nominal, consisting of general and administrative expenses for the period of $7,218.  Our primary expense is interest expense on our term loans, consisting of $288,706 for the period from inception to March 14, 2013.  We expect operating expense and interest expense to remain fairly constant in the near term.

Liquidity and Capital Resources: March 31, 2013 (West Paces, consolidated with Dodge NH)

Our primary source of cash is internally generated through operations.  As of March 31, 2013, neither the Company nor its parent have commercial bank credit facilities.  Consequently, we believe that cash necessary for future operations must be internally generated though our nursing home operating lease. We believe that cash flow will be sufficient during the next twelve months to continue our operations. From time to time, we may depend on funds received through debt and equity financing to address operating shortfalls and capital requirements.  We may also rely, from time to time, upon loans from affiliates to meet immediate cash demands.  There can be no assurance that these affiliates or other related parties will continue to provide funds to us in the future if necessary, as there is no legal obligation on these parties to provide such loans.

At March 31, 2013, we had cash of $11,188 and a working capital deficit of $(4,081).  We believe that cash flow from operations will be sufficient to provide needed working capital for the near term.

The Middle Georgia Facility was purchased using the proceeds of $1.1 million in notes issued by Dodge Investors, LLC (“Dodge Investors”) and the assumption of a senior secured loan to Colony Bank:

Colony Bank Loan

Note payable - Colony Bank, consisted of the following as of March 14, 2013:

Note payable to Colony Bank with interest at 6.25%, payable in equal monthly installments of $26,386 with a final balloon payment of the remaining principal and interest totaling approximately $4,064,000, on May 29, 2015. Collateral for this note is described below.	$4,155,212

Less current portion	54,210
$4,112,002

All assets of the Company are pledged as collateral on the Colony Bank note.  In addition, the following are listed as additional collateral:

The controlling owner of the majority member of the Company has personally guaranteed the payment of the full amount of the note and the performance of all conditions stipulated in the loan agreement.

As additional collateral for the loan, the following security instruments have been executed:

Coffee ALF, LLC (Coffee) - The bank owns a second priority deed to secure debt on an assisted living facility owned by Coffee located in Douglas, Georgia. Brogdon Family, LLC, of which the controlling owner of the majority member is a member and the manager, is a 50% owner of Coffee.

Bay Landing ALF, LLC (Bay Landing) - The bank owns a second mortgage on an assisted living facility owned by Bay Landing located in Lynn Haven, Florida. Brogdon Family, LLC, of which the controlling owner of the majority member is a member and the manager, is a 100% owner of Bay Landing.

The additional collateral from Coffee and Bay Landing will not be recorded unless the terms of the

Escrow Agreement (below) are not met.

Escrow Agreement

The Company intends to repay the loan from Colony Bank from the proceeds of a loan which is insured, guaranteed or extended by the United States Department of Agriculture (USDA) or some other agency of the United States of America.  To ensure the payment of the loan fees associated with the proposed loan, Colony Bank required the Company to deposit $200,000 into an escrow account to be used to pay those costs when incurred. The escrow agent will also hold in escrow the security documents for the security interests in Coffee and Bay Landing described above.

If the Company is unable to obtain the contemplated loan on or before June 30, 2013, the escrow agent will disburse the $200,000 maintained in the escrow account to be applied to the loan balance of Colony Bank. In addition, the security documents held in escrow for the Coffee and Bay Landing security interests will be released to Colony Bank who will have the right to record the security documents in the respective county and state in which each property lies.

Future maturities of the Note Payable - Colony Bank loan are as follows:

Years ending March 14:	Amount
2014	$54,210
2015	57,746
2016	4,054,256
$4,166,212

Note payable - Dodge Investors, LLC

Dodge Investors currently owns a 35% interest in Dodge NH. Dodge Investors loaned proceeds totaling $1,100,000, to Dodge NH which were used in conjunction with the loan from Colony Bank (Note 3) to acquire the nursing home. The note payable bears interest at 13% per annum with interest due monthly, in arrears.

The entire principal amount of the note is due on July 1, 2014.  The Company can prepay the note without penalty, without notice and at any time provided all interest is paid through the prepayment date. Repayment of the note is subordinate to the first mortgage held by Colony Bank on the nursing home.  Repayment of this note will be due immediately upon the sale of the facility.

In the event of early prepayment, the Company’s operating agreement provides for certain priority distributions to the members of Dodge Investors.  Furthermore, if less than $550,000 of the Dodge Investors note payable is repaid on or before December 31, 2013, the Company will not only continue to pay interest on the unpaid balance portion of the note at the rate of 13%, but it will also increase the member interest then owned by Dodge Investors from 35% to 37.5% of the Company.

Also in connection to this loan from Dodge Investors, the controlling owner of the majority member has provided assurances to the members of Dodge Investors of plans to issue to members of Dodge Investors warrants to purchase 200,000 shares of Global’s common stock, exercisable at $.60 per share for a period of four years from the consummation of the stock purchase agreement.

Future Acquisitions

The Company intends to acquire additional facilities within the healthcare industry segment.  Capital needed to fund those acquisitions will likely come from the sale of additional equity securities or debt.  Each acquisition target will be evaluated on a case by case basis in light of the terms of additional financing available to the Company.  No assurances can be given that capital will be available to finance future acquisitions or, if available, will be on terms acceptable to management.

Off-Balance Sheet Arrangements.

There are no off-balance sheet transactions or arrangements involving the Company or any of its affiliates, except as may be expressly disclosed herein.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Significant estimates included herein relate to the recoverability of assets, the value of long-lived assets and liabilities, including estimates of liabilities incurred under customer rewards programs, the value of share based compensation transactions, the value of common stock purchase warrants, the long-term viability of the business, the future impact of gaming regulations, and future obligations under various tax statutes.  Actual results may differ from estimates.

Other than the foregoing, management knows of no trends, demands, or uncertainties that are reasonably likely to have a material impact on the Company's liquidity and capital resources.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRIOR TO THE CHANGE OF CONTROL

As of May 14, 2013, there were 7,161,978 shares of Common Stock issued and outstanding.

 The table shows the number of shares owned as of May 14, 2013 by our Directors and Officers and security holders having a beneficial ownership of more than 5% of outstanding common stock.  Each person has sole voting and investment power with respect to the shares shown, except as noted.

Title	Name & Address	Shares Beneficially Owned
Of Class	of Beneficial Owner	Number	Percent(1)(5)
Common Stock	Clifford L. Neuman (2) 1507 Pine Street Boulder, Colorado 80302	737,273	10.29

	Pete Bloomquist (3)
	3600 Christy Ridge
	Sedalia, CO 80135	287,897	4.02

	Todd Huss
	6565 S Syracuse Way #2507	130,605	1.82
	Centennial, CO 80111

	A. Leonard Nacht (4) 10040 E. Happy Valley Rd. # 417	1,038,800	14.50
	Scottsdale, AZ 85255

	All Officers and Directors as a Group (4 Persons)	2,194,575	30.64

(1)

Shares not outstanding but beneficially owned by virtue of the individuals' right to acquire them as of the date of this report, or within sixty days of such date, are treated as outstanding when determining the percent of the class owned by such individual.

(2)	Includes 687,273 shares owned individually; and 50,000 shares owned of record by Ratna Foundation, of which Mr. Neuman is a Director.

(3)	Includes 236,417 shares owned individually, 51,480 shares owned of record by the Bloomquist Family Partnership, of which Mr. Bloomquist is a General Partner and 50% equity holder.

(4)	Includes 73,800 shares owned by A. Leonard Nacht IRA and 17,100 shares owned by the Arthur Leonard Nacht Trust.

(5)	Based on 7,161,978 shares issued and outstanding on May 14, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT FOLLOWING THE CHANGE OF CONTROL

The following table sets forth information with respect to the anticipated levels of beneficial ownership of our common stock owned after giving effect to the Split-Off Agreement by (1) Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock; (2) Each of our executive officers; (3) Each of our directors; and, (4) All of our executive officers and directors as a group.

Title	Name & Address	Shares Beneficially Owned
Of Class	of Beneficial Owner	Number	Percent(1)(5)
Common Stock	Clifford L. Neuman (2) 1507 Pine Street Boulder, Colorado 80302	737,273	7.53

	A. Leonard Nacht (3) 10040 E. Happy Valley Rd. # 417	1,038,800	10.61
	Scottsdale, AZ 85255

	Christopher & Connie Brogdon
	295 Buckhead Plaza
	3050 Peachtree Rd., # 355
	Atlanta, GA 30305	295,026	3.01

	John Joseph Sheehan, Jr.(4)
	295 Buckhead Plaza
	3050 Peachtree Rd., # 355	58,000	0.6
	Atlanta, GA 30305

	Steven M. Bathgate (6)
	5250 S. Roslyn Suite 400
	Greenwood Village, CO 80111	316,400	3.23

	All Officers and Directors as a Group (3 Persons)	669,426	6.8

(1)

Shares not outstanding but beneficially owned by virtue of the individuals' right to acquire them as of the date of this report, or within sixty days of such date, are treated as outstanding when determining the percent of the class owned by such individual.

(2)	Includes; 687,273 shares owned individually; and 50,000 shares owned of record by Ratna Foundation, of which Mr. Neuman is a Director.

(3)	Includes, 73,800 shares owned by A. Leonard Nacht IRA and 17,100 shares owned by the Arthur Leonard Nacht Trust.

(4)	Reflects shares of common stock issuable upon automatic conversion of an 8% convertible note in the principal amount of $25,000 upon completion of the Split-Off.

(5)

Based on 7,161,978 shares issued and outstanding on May 14, 2013, increased by an additional 2,626,417 shares which are issuable upon the automatic conversion upon completion of the Split-Off of the outstanding 8% convertible notes in the aggregate principal amount of $850,000 plus accrued interest, for a total pro forma outstanding number of shares of 9,787,395.

(6)

Does not include (i) a $50,000 note convertible into an aggregate of 200,000 shares, or  warrants exercisable to purchase 50,000 shares at an exercise price of $0.50 per share.  These securities are subject to a limitation on conversion and exercise that precludes the holder from exercising conversion rights if such exercise or conversion results in the holder owning more than 4.99% of the Company’s outstanding shares of common stock.

EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

Our board of directors, which currently consists of Clifford L. Neuman, Peter Bloomquist and A. Leonard Nacht, will appoint Christopher Brogdon, Steven M. Bathgate and John Joseph Sheehan, Jr. to the board of directors of our Company, with Christopher Brogdon serving as Chairman of the Board. These appointments will be made upon the closing of the Split-Off Agreement.   Mr. Neuman, who is currently our President and a director, and Mr. Bloomquist, who is currently our Secretary and a director, and Mr. Huss, who is currently our Chief Financial Officer, will then resign from all of their respective director and executive positions with our company upon the closing of the Split-Off Agreement.  In addition, concurrent with the closing of the Split-Off Agreement, our board will appoint Christopher Brogdon as our CEO and President and Steven Bathgate as Vice-President, Secretary and Treasurer.

.

Because of the change in the composition of our board of directors pursuant to the Split-Off Agreement, there will be a change-of-control of our Company on the date the Split-Off is completed.

The Company’s completion of the transactions contemplated under the Split-Off  Agreement are subject to the satisfaction of certain contingencies including, without limitation, among other things, preparation, filing and distribution to the Company’s stockholders of this Information Statement.  There can be no assurance that the Split-Off transaction will be completed.

CURRENT EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information regarding the Company’s current directors and executive officers:

The name, position with the Company, age of each Director and executive officer of the Company is as follows:

Name	Age	Position	Director/Officer Since
Clifford L. Neuman	64	President & Director	1997
Pete Bloomquist	56	Secretary & Director	2005
Todd Huss A. Leonard Nacht	60 82	Chief Financial Officer Director	2006 2012

Clifford L. Neuman has served as a Director of the Company since 1997.  Mr. Neuman is a licensed, practicing attorney and a partner in the law firm of Clifford L. Neuman, P.C., with offices located in Boulder, Colorado. Mr. Neuman also serves as a director of two tax-exempt non-profits: The Ratna Foundation and Medicine Horse Program. Mr. Neuman received his Bachelor of Arts degree from Trinity College in 1970 and his Juris Doctorate degree from the University of Pennsylvania School of Law in 1973.

Pete Bloomquist.   From August 2009 to present, Mr. Bloomquist has served as a controller for Digitech Systems, Inc.  Digitech is a privately-held manufacturer of software.  From 2006 to 2009, Mr. Bloomquist served as VP Corporate Finance with Smart Move, Inc.  From July 1997 to 2006, Mr. Bloomquist was employed by Bathgate Capital Partners LLC in the corporate finance group.  Bathgate Capital Partners, currently known as GVC Capital, LLC, is a full service investment bank, working with micro-cap companies.  From August 1994 to June 1997 Mr. Bloomquist was the Chief Financial Officer and a Director of Global Casinos, Inc.  From May 1989 to August 1994 he was employed by Cohig & Associates, Inc. in the corporate finance group.  Cohig & Associates, Inc. was a full service broker dealer.  From September 1980 to May 1989 Mr. Bloomquist worked for local and national accounting firms in the area of taxation.  He received his Bachelor of Science degree in Business Management with an emphasis in Accounting from the University of Northern Colorado in 1980.

Todd Huss.  Mr. Huss has been the Chief Financial Officer of the Company since January, 2006. Since 2002, Mr. Huss has performed contract accounting services for various public companies. From 1996 to 2002, he served as the Chief Financial Officer for Premier Concepts, Inc., the publicly-traded owner and operator of a national chain of specialty retail jewelry stores. From 1991 to 1995 he served as the Chief Financial Officer for Gardenswartz Sportz, Inc., a privately-held corporation which owned and operated eight full service retail sporting goods stores in New Mexico and Texas. Mr. Huss graduated from California State University-Long Beach in 1984, with a Bachelor of Science degree in business administration and professional accounting, and subsequently worked for KPMG Peat Marwick in its Los Angeles, California, and Albuquerque, New Mexico offices until 1991.

A. Leonard Nacht ..  Dr. Nacht graduated from Washington University School of Dental Medicine in 1954, from which institution he also received a Bachelor of Science degree.  He spent two years serving in the United States Air Force Dental Service and was discharged two years later with an Honorable Discharge.  He then moved to Colorado Springs and established a private dental practice which he continued until 1995. Beginning in 1972, Dr. Nacht acquired and developed real property located in Edwards, Colorado through various partnerships and entities, including Riverwalk at Edwards, LLLP, Eagle II Developers, Riverwalk Associates and Edwards Land Investors.  He is currently a principal in Riverwalk at Edwards, a mixed-use residential and commercial development in Edwards, Colorado.

All directors serve until their successors have been duly elected and qualified and are subject to reelection at the Company's regular Annual Meeting of Shareholders, unless they earlier resign.

Board Meeting and Compensation

During the fiscal year ended June 30, 2012 meetings of the Board of Directors were held both in person and telephonically, and business of the board was also conducted by written unanimous consent.  All Board members attended 100% of the Board meetings.  Directors are entitled to reimbursement of their expenses associated with attendance at such meeting or otherwise incurred in connection with the discharge of their duties as a Director. The Board of Directors has not adopted a compensation plan for outside directors.  In March 2011, Messrs. Neuman and Bloomquist were each granted 100,000 shares of common stock and Todd Huss was granted 50,000 shares of common stock as compensation for services.

During fiscal 2012 the entire Board of Directors assumed all responsibilities of the Audit, Compensation and Nominating Committees.  The board had no formal standing committees, but plans to create those committees when it determines that those committees would be beneficial.  No member of the Audit, Compensation or Nominating Committees will receive any additional compensation for his service as a member of that Committee.

Audit Committee

The Board as a whole serves as the audit committee.

Neither Mr. Neuman nor Mr. Bloomquist would be deemed to be "independent" within the meaning of the National Association of Securities Dealers, Inc.'s listing standards.  For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

The committee is responsible for accounting and internal control matters.  The audit committee:

-	reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;

-	reviews significant accounting matters;

-	approves any significant changes in accounting principles of financial reporting practices;

-	reviews independent auditor services; and

-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent accountants, controller or internal auditor whenever a special situation arises.

The Audit Committee of the Board of Directors will adopt a written charter, which when adopted will be filed with the Commission.

Compensation Advisory Committee

The composition of the compensation advisory committee has not been determined.

The compensation advisory committee did not meet during fiscal 2012.  The compensation advisory committee:

-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;

-	determines equity compensation for all employees;

-	reviews and approves the cash compensation and bonus objectives for the executive officers; and

-	reviews various matters relating to employee compensation and benefits.

Nomination Process

The Board of Directors has not appointed a standing nomination committee and does not intend to do so during the upcoming year. The process of determining director nominees has been addressed by the board as a whole, which consists of three members. The board has not adopted a charter to govern the director nomination process.

Of the currently serving three directors, Mr. Neuman would not be deemed to be independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards.  For this purpose, a director is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation.  The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Clifford L. Neuman, President, at the Company's principal executive offices located in Boulder, Colorado and provide to Mr. Neuman, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation S-K, and a statement of the reasons why the security holder is making the recommendation. Such recommendation must be received by the Company before June 30, 2013.

The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

All director nominees identified in this proxy statement were recommended by our President and Chief Financial Officer and unanimously approved by the board of directors. Shareholder Communications

Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Clifford L. Neuman, President, at the principal executive offices of the Company.  The board of directors will consider any such written communication at its next regularly scheduled meeting.

Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees during the fiscal year ended June 30, 2004.  We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics.  Such request should be made in writing and addressed to Investor Relations, Global Casinos, Inc. 1507 Pine Street, Boulder, CO  80302.  Further, our Code of Business Conduct and Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and can be reviewed on the website maintained by the SEC at www.SEC.gov.

No family relationship exists between any director and executive officer.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Except as noted herein or below, during the last ten (10) years no director or officer of the Company has:

       (1) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

       (2) been convicted in a criminal proceeding or subject to a pending criminal proceeding;

       (3) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

       (4) been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

EXECUTIVE OFFICERS AND DIRECTORS FOLLOWING CHANGE OF CONTROL

Upon closing of the Split-Off, it is currently contemplated that the following individuals are expected to be named to the board of directors and executive management of the Company:

Name	Age	Position
Christopher Brogdon	63	CEO, President and Director
Steven M. Bathgate	57	Vice-President, Secretary, Treasurer and Director
John Joseph Sheehan, Jr.	54	Director

Chris Brogdon, 63, is currently Chief Acquisition Officer and Vice Chairman of AdCare Healthcare Systems, Inc. (NYSE MKT: ADK).  He has been in the assisted living, nursing home and retirement community business for more than 20 years.  Mr. Brogdon co-founded Winter Haven Homes, Inc. in 1987.  Winter Haven Homes, Inc. developed, owned and operated assisted living and nursing homes primarily in the Southeastern United States.  Winter Haven is primarily involved with owning and leasing the operations to third parties today.  From 1991 through June of 1998, Mr. Brogdon served as the Chairman of the Board of Retirement Care Associates (RCA), a NYSE listed company that operated more than 120 assisted living and nursing home facilities. From 1994 through June of 1998, Mr. Brogdon was also Chairman of Contour Medical (Contour), a NASDAQ listed company that was in the medical supply business. In 1998 and 1999, Mr. Brogdon was also Chairman of NewCare Health Corporation, a NASDAQ listed company in the assisted living and nursing home business.  Mr. Brogdon co-founded J. Christopher’s in 1996, a restaurant specializing in breakfast, lunch and brunch.  Today there are sixteen stores in operation and five under development.  Since 1999, Mr. Brogdon has been an owner and the manager of Brogdon Family, L.L.C., which owns nursing homes, assisted living facilities, restaurants and commercial real estate. Mr. Brogdon is a founding board member of the Georgia Coastal Alzheimer’s Association which serves thirteen South Georgia counties.  Mr. Brogdon is also on the advisory board of SCAD Atlanta, (Savannah School of Art & Design).

Steven M. Bathgate, 57, has served as a member of the Board of Directors of Omni Bio since March 2009. From April 2008 until March 2009, he was a director of Apro Bio. Since 1996, Mr. Bathgate has served as Senior Managing Partner of GVC Capital and is one of its founders. Prior to starting GVC Capital, he was Chairman and Chief Executive Officer of Cohig & Associates, Inc., an investment banking firm. Mr. Bathgate formerly served on the board of directors of Peerless Systems Corp. (Nasdaq: PRLS) and formerly served on the board of directors of Birner Dental Management Services, Inc. (Nasdaq: BDMS). He received a BS degree in Finance from the University of Colorado.

John Joseph Sheehan, Jr., 54, received his Masters of Finance and Banking with emphasis in Accounting from the University of North Texas in December, 1982.  His Bachelor of Business Administration was earned in May, 1980 from Southern Methodist University.  Mr. Sheehan has served as President of Ocoee Foundation, Inc. a non-profit that owns three nursing homes located in Tennessee. (March 2008 to present).  He is an owner/operator of six for-profit nursing homes located in Tennessee. (March 2008 to present); a Managing Member of two closed door pharmacies located in Houston, Texas and Hendersonville, Tennessee. (March 2008 to present) and served as Senior Investment Officer for Nationwide Health Properties, Inc., Cleveland, Tennessee.  (February 1996 to March 2008).  He has primarily been responsible for the acquisition and development of long term facilities throughout the United States.  Last five years focused primarily on the southwestern and southeastern portion of the country. Deals of highlight include Hearthstone ALF portfolio and 39 facility SNF portfolio with Complete HealthCare. Mr. Sheehan has also served as Vice-President of Mortgage Finance, Life Care Centers of America Inc., Cleveland, Tennessee. (April 1990 to February 1996) and as Director of Asset Management, Southmark, Dallas, Texas.  (September 1987 to April 1990).  Mr. Sheehan was Principal and Broker for CSC Properties, Inc., Dallas, Texas.  (September 1985 to August 1987); an Acquisition Officer for Hall Financial Group, Dallas, Texas.  (October 1984 to September 1985); and a Tax Accountant,  Alexander Grant & Co.,  Dallas, Texas.  (January 1983 to October 1984).

Family Relationships

None.

Components of Compensation. For the year ended June 30, 2012, the President & CEO received no base salary but rather was compensated on the basis of legal services which he performed for the Company in his capacity as legal counsel to the Company.  For the year ended June 30, 2011, the CFO was paid a fixed hourly rate on all time devoted to his services to the Company.  Neither the CEO nor CFO received a base salary.  We did not provide additional compensation in the form of annual incentive bonus, long term incentives, retirement benefits, or perquisites.

The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards	Options Awards	Non equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Clifford L. Neuman, President & CEO	2011	$-0-	-0-	$30,000	-0-	-0-	-0-	-0-	$30,000
	2010	$-0-	-0-	$30,000	-0-	-0-	-0-	-0-	$30,000
	2009	$-0-(1)	-0-	$12,500	-0-	-0-	-0-	-0-	$12,500

(1)  Mr. Neuman receives no compensation for his services as President & CEO.  He provides legal services to the Company, for which he was paid fees for services in the amount of $77,684.95 for the fiscal year 2012; $59,723.62 for the fiscal year 2011; and, $84,341 for the fiscal year 2010.

The following table sets forth information concerning compensation paid to the Company’s directors during the most recently completed fiscal year:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Clifford L. Neuman	0	$10,000	0	0	0	0	$10,000
Pete Bloomquist	0	$10,000	0	0	0	0	$10,000

Company Stock Incentive Plans

In 1993, the Board of Directors and the Shareholders of the Company adopted the Global Casinos, Inc., Stock Incentive Plan (the "Incentive Plan").  The Incentive Plan allows the Company to grant incentive stock options non-qualified stock options and/or stock purchase rights (collectively "Rights") to officers, employees, former employees and consultants of the Company and its subsidiaries.  Options granted to eligible participants may take the form of Incentive Stock Options ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not qualify as ISO's ("Non-Qualified Stock Options" or "NQSO's").  As required by Section 422 of the Code, the aggregate fair market value (as defined by the Incentive Plan) of the Company's Common Stock (determined as of the date of grant of ISO) with respect to which ISO's granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000.  The foregoing limitation does not apply to NQSO's.  Rights to purchase shares of the Company's Common Stock may also be offered under the Incentive Plan at a purchase price under terms determined by the Incentive Plan Administrator.

Either the Board of Directors (provided that a majority of Directors are "disinterested") can administer the Incentive Plan) or a Board-appointed committee comprised of Directors meeting certain requirements may administer the Incentive Plan.  The Administrator will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards.

An aggregate of 100,000 shares of the Company's Common Stock is reserved for issuance under the Incentive Plan.  As of June 30, 2012, options to purchase 135,000 shares of Common Stock were issued and outstanding with a weighted average exercise price of $1.00 per share.  These options expired unexercised on December 31, 2012.  No shares were available for future option grants.

The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of the most recently completed fiscal year:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Exercise Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares of Units That Have Not Vested	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Clifford L. Neuman	50,000	-0-	-0-	$1.00	2006	-0-	-0-	-0-	-0-
Pete Bloomquist	50,000	-0-	-0-	$1.00	2006	-0-	-0-	-0-	-0-

Compliance with Section 16(a) of the Exchange Act

Under the Securities Laws of the United States, the Company's Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established and the Company is required to report in this report any failure to file by these dates.  All of these filing requirements were satisfied by its Officers, Directors, and ten- percent holders, except that Mr. Bloomquist failed to file one report covering one transaction in a timely manner. In making these statements, the Company has relied on the written representation of its Directors and Officers or copies of the reports that they have filed with the Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Throughout its history, the Company has experienced shortages in working capital and has relied, from time to time, upon loans from affiliates to meet immediate cash demands.  There can be no assurance that these affiliates or other related parties will continue to provide funds to the Company in the future, as there is no legal obligation to provide such loans.

In September 2008, Messrs. Neuman and Bloomquist were granted restricted stock awards consisting of 25,000 shares each for services as officers and directors.  Mr. Huss was granted a restricted stock award consisting of 15,000 shares for his services as CFO.

In January 2010, Messrs. Neuman and Bloomquist were granted restricted stock awards consisting of 100,000 shares each for services as officers and directors.  Mr. Huss was granted a restricted stock award consisting of 50,000 shares for his services as CFO.

In March 2011, Messrs. Neuman and Bloomquist were granted restricted stock awards consisting of 100,000 shares each for services as officers and directors.  Mr. Huss was granted a restricted stock award consisting of 50,000 shares for his services as CFO.

Except for the transactions involved in the Split-Off described in this Information Statement or as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K.

Forward-looking Statements

Certain statements contained herein are not statements of historical fact and constitute forward-looking statements.  These statements include specifically identified forward-looking statements herein. Examples of forward-looking statements, include: (i) projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure, and other financial items; (ii) statements of plans and objectives of the Company, or any of its management or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying those statements. Words such as "believes," "anticipates," "expects," "intends," "targeted," "may," "will" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include: (i) the strength of foreign and U.S. economies in general and the strength of the local economies in which operations are conducted; (ii) the ability of the Company to finance its planned operations; (iii) the ability of the Company to hire and retain key personnel, (iv) the ability of the Company to maintain as well as protect any patents that may issue from its pending applications; (v) the ability of the Company to compete with financially stronger competitors; (vi) the effects of and changes in trade, monetary and fiscal policies and laws; (vii) inflation, interest rates, market and monetary fluctuations and volatility; (viii) the timely development of and acceptance of new products and perceived overall value of these products by existing and potential customers; (ix)  the ability to control expenses; (x) the effect of changes in laws and regulations with which the Company must comply; (xi) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board; (xii) changes in the organization and compensation plans of the Company; (xiii) the costs and effects of litigation and of unexpected or adverse outcomes in litigation; and (xiv) the success of the Company at managing the above risks.

In light of the significant uncertainties inherent in the forward-looking statements made in this Information Statement, particularly in view of our early stage of operations, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved.

Information Incorporated by Reference

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission").  You may read and copy any document we file at the Commission's Public Reference Rooms in Washington, D.C.  Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms.  You can also obtain copies of our Commission filings by going to the Commission's website at http://www.sec.gov ..

The Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this Memorandum, and later information that we file with the Commission will automatically update and supersede this information.  We incorporate by reference the documents listed below and any future filings we make with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

(a)	Annual Report on Form 10-K for the period ended June 30, 2012 as filed with the Commission on October 12, 2012.

(b)	Quarterly Report on Form 10-Q for the period ended March 31, 2013 as filed with the Commission on May 20, 2013.

(c)

All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, shall be deemed to be incorporated by reference herein and to be a part of this Information Statement from the date of the filing of such reports and documents.

You may request a copy of these filings at no charge by a written or oral request to Clifford L. Neuman, 1507 Pine Street, Boulder, CO  80302; Telephone: 303-449-2100.  In addition, you can obtain these filings electronically at the Commission's worldwide website at http://www.sec.gov/edgarhp/htm ..

Any statement contained in this Information Statement, in a supplement to this Information Statement or in documents incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any document that is subsequently incorporated by reference herein modifies such statement.  Any statement so modified or superseded shall not be deemed, except as to be modified or superseded, to constitute a part of this Information Statement.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma consolidated balance sheet that follows has been prepared to give effect to the transactions described in this information statement as if they had occurred on March 31, 2013.

The accompanying unaudited pro forma consolidated statements of operations for the year ended June 30, 2012 and the nine months ended March 31, 2013 have been prepared as if such transactions had occurred separately on July 1, 2011 and July 1, 2012, respectively.  Explanations of the related pro forma adjustments follow the pro forma financial statements.

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNADITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2013

	Historical
	Global	West Paces	Pro Forma
	Casinos.	Ferry	Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$ 463,258	$ 11,188	$ (463,258)	(A)	$ 11,188
Accounts receivable
Accrued gaming income	113,549		(113,549)	(A)	-
Affiliates	-	131,682			131,682
Casinos	-		350,000	(A)	350,000
Majority stockholder	-	449,900			449,900
Current portion note receivable	-		17,561	(C)	17,561

Other current assets	105,364		(103,281)	(A)	-
			(2,083)	(E)
Total current assets	682,171	592,770	(314,610)		960,331

Notes receivable, less current portion	500,000		808,043	(C)	808,043
			(500,000)	(E)

Property, plant and equipment	7,926,415	4,880,100	(7,926,415)		4,880,100
Accumulated depreciation	(5,625,125)	(145,750)	5,625,125	(A)	(145,750)
Land, building and improvements, and equipment, net	2,301,290	4,734,350	(2,301,290)		4,734,350

Goodwill	-	100,000			100,000
Restricted cash and deferred costs	-	330,811			330,811

Total assets	$ 3,483,461	$ 5,757,931	$ (2,307,857)		$ 6,933,535

CONTINUED ON THE FOLLOWING PAGE

See accompanying notes to these pro forma financial statements

CONTINUED FROM THE PREVIOUS PAGE

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNADITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2013

	Historical
Global	West Paces	Pro Forma
Casinos.	Ferry	Adjustments			Pro Forma
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities
Trade payables	$ 575,015	$ 7,665	$ (575,015)	(B)	$ 7,665
Related parties	4,083	-	(4,083)	(B)	-

			(9,487)	(B)
Interest	108,651	34,976	(93,139)	(D)	38,918
			(2,083)	(E)

			(594,165)	(B)
Notes payable and current portion of long-term debt	1,258,645	554,210	(614,480)	(D)	104,210
			(500,000)	(E)

Other current liabilities	134,696	-	(134,696)	(B)	-
Total current liabilities	2,081,090	596,851	(2,527,148)		150,793

Long-term debt, less current portion	173,752	5,212,002	(173,752)	(B)	5,212,002
Other non-current liabilities	-	25,000			25,000
Total liabilities	2,254,842	5,833,853	(2,700,900)		5,387,795

Commitments and contingencies

Stockholders' equity (deficit):
Preferred stock: 10,000,000 shares authorized	1,101,000	-			1,101,000

Common stock	358,100	100	131,271	(D)	489,371
			(100)	(E)

Common stock subscription receivable	-	(100)	100	(E)	-
Additional paid-in capital	15,215,533		576,348	(D)	15,791,881
Accumulated deficit	(15,446,014)	(51,461)	(314,576)	(C)	(15,812,051)
Equity (deficit) before non-controlling interest	1,228,619	(51,461)	393,043		1,570,201
Non-controlling interest	-	(24,461)			(24,461)
Total stockholders' equity (deficit)	1,228,619	(75,922)	393,043		1,545,740

Total liabilities and stockholders' equity	$ 3,483,461	$ 5,757,931	$ (2,307,857)		$ 6,933,535

See accompanying notes to these pro forma financial statements

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNADITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED MARCH 31, 2013

	Historical
	Global	West Paces	Pro Forma
	Casinos.	Ferry	Adjustments		Pro Forma
Revenues:
Casino revenue, net	$ 3,660,961	$ -	$ (3,660,961)	(F)	$ -
Rent income	-	23,333	396,667	(H)	420,000
Other income	-	-	962	(H)	962
Net Revenues	3,660,961	23,333	(3,263,332)		420,962

Expenses:
Casino operations	3,770,487	-	(3,770,487)	(F)	-
Operating, general, and administrative	203,456	4,370	7,218		215,044
Depreciation and amortization	-	9,871	167,816	(H)	177,687
(Gain) loss on asset disposals	(2,369)	-	2,369	(F)	-
	3,971,574	14,241	(3,593,084)		392,731

Loss from operations	(310,613)	9,092	329,752		28,231

Other income (expense):
			(1,042)	(E)
Interest income	18,775	-	49,279	(G)	49,279
			(17,733)	(H)

			340,458	(D)
Interest expense	(399,748)	(18,903)	1,042	(E)	(308,644)
			57,213	(F)
			(288,706)	(H)

Settlement of debt	95,667	-	(95,667)	(F)	-
Loss before provision for income taxes	(595,919)	(9,811)	374,596		(231,134)
Provision for income taxes	-	-	-		-

Net loss	(595,919)	(9,811)	374,596		(231,134)

Net loss attributable to non-controlling interest	-	1,322	23,139	(H)	24,461
Series D Preferred dividends	(42,622)	-	-		(42,622)
Net loss attributable to common shareholders	$ (638,541)	$ (8,489)	$ 397,735		$ (249,295)

Loss per common share:
Basic	$ (0.09)				$ (0.03)
Diluted	$ (0.09)				$ (0.03)

Weighted average shares outstanding:
Basic	7,061,615		2,625,417	(D)	9,687,032
Diluted	7,061,615		2,625,417	(D)	9,687,032

See accompanying notes to these pro forma financial statements

GLOBAL CASINOS, INC. AND SUBSIDIARIES UNADITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2012

	Historical
	Global	West Paces	Pro Forma
	Casinos.	Ferry	Adjustments		Pro Forma
Revenues:
Casino revenue, net	$ 5,154,967	$ -	$ (5,154,967)	(F)	$ -
Rent income	-	-	560,000	(H)	560,000
Net Revenues	5,154,967	-	(4,594,967)		560,000

Expenses:
Casino operations	5,187,881	-	(5,187,881)	(F)	-
Operating, general, and administrative	410,728	-			410,728
Depreciation and amortization	-	-	236,916	(H)	236,916
(Gain) loss on asset disposals	9,852	-	(9,852)	(F)	-
	5,608,461	-	(4,960,817)		647,644

Loss from operations	(453,494)	-	365,850		(87,644)

Other income (expense):
Interest income	639	-	65,530	(G)	65,530
			(639)	(H)

			293,461	(D)
Interest expense	(392,416)	-	92,938	(F)	(390,958)
			(384,941)	(H)
Loss before provision for income taxes	(845,271)	-	432,199		(413,072)
Provision for income taxes	-	-	-		-

Net loss	(845,271)	-	432,199		(413,072)

Net loss attributable to non-controlling interest	-	-	21,650	(H)	21,650
Series D Preferred dividends	(56,933)	-	-		(56,933)
Net loss attributable to common shareholders	$ (902,204)	$ -	$ 453,849		$ (448,355)

Loss per common share:
Basic	$ (0.13)				$ (0.05)
Diluted	$ (0.13)				$ (0.05)

Weighted average shares outstanding:
Basic	6,818,616		2,625,417	(D)	9,444,033
Diluted	6,818,616		2,625,417	(D)	9,444,033

See accompanying notes to these pro forma financial statements

GLOBAL CASINOS, INC. AND SUBSIDIARIES NOTES TO UNADITED PRO FORMA FINANCIAL STATEMENTS
(A)

To record the sale and transfer to Gemini Gaming LLC (Gemini”) of all of the Company’s assets except the $500,000 note receivable from West Paces Ferry Healthcare REIT, Inc. and receivables for advances made to the gaming business during 2012 (collectively, the “gaming assets”), all pursuant to the Split-Off Agreement.

(B)

To record the assumption by Gemini of all of the Company’s liabilities except the 5% convertible debt and 8% convertible debt pursuant to the Split-Off Agreement.  For the purpose of this pro forma balance sheet, it has been assumed that, contemporaneously with the assumption of such obligations, the associated creditors released the Company from further obligations under the various debt obligations

(C)

To record (i) the fair value of the note receivable given by Gemini as payment for the gaming assets less assumed liabilities and (ii) the resulting loss on sale.  For the purpose of this pro forma balance sheet, management has estimated the fair value of the note using a rate of 8.0% to discount the required future cash flows.  The determination of fair value can be affected by a number of factors.  Further, as discussed elsewhere in this information statement, certain members of management and the Company’s board of directors will resign upon consummation of the split-off transaction and assume roles with Gemini.  Accordingly, the fair value of the note when issued upon actual consummation of the split-off transaction and the resulting gain or loss may differ significantly from the amounts shown in this pro forma balance sheet.

(D)

To give effect to the automatic conversion of the 8% convertible debt into 2,625,417 shares of common stock upon consummation of the split-off transaction, including the resulting reduction of interest expense for the nine months ended March 31, 2012.

(E)

To give effect to the acquisition of West Paces Ferry REIT, Inc. by the Company by eliminating the note payable by West Paces Ferry Healthcare REIT, Inc. to the Company, along with related accrued interest and interest income and expense.  The $100 purchase price to be paid for all of the outstanding shares of West Paces Ferry Healthcare REIT, Inc. is not recognized inasmuch as the amount is de minimis ..

(F)	To eliminate revenue and expenses associated with gaming business along with non-recurring items.
(G)	To record interest income resulting from amortization of the estimated fair value of the Gemini note receivable using an effective interest rate of 8.0%.
(H)

To give effect to the acquisition of Middle Georgia Nursing Home by Dodge NH, LLC and the related lease of the property to Eastman Healthcare and Rehab, LLC as if both transactions had occurred as of the beginning of each period presented.

West Paces Ferry Healthcare REIT, Inc. and Subsidiary

Consolidated Financial Statements

For the period from March 13, 2013

(date of inception) through March 31, 2013

LANEY, BOTELER & KILLINGER

Certified Public Accountants

100 Ashford Center North, Suite # 310

Atlanta, GA  30338

(770) 394-8000

Independent Auditor’s Report

To the Stockholders

West Paces Ferry Healthcare REIT, Inc. Atlanta, Georgia

We have audited the accompanying financial statements of West Paces Ferry Healthcare REIT, Inc. and Subsidiary, which comprises the consolidated balance sheet as of March 31, 2013, and the related consolidated statements of loss, changes in stockholders’ deficit and cash flows for the period from March 13, 2013 (date of inception) through March 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America.  This includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of West Paces Ferry Healthcare REIT, Inc. and Subsidiary as of March 31, 2013, and the results of its operations and its cash flows for the period from March 13, 2013 (date of inception) through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Laney, Boteler & Killinger

Atlanta, Georgia

April 19, 2013

WEST PACES FERRY HEALTHCARE REIT, INC. AND SUBSIDIARY

Consolidated Balance Sheet

March 31, 2013

ASSETS

Current assets

Cash and cash equivalents	$ 11,188
Due from affiliates	131,682
Due from majority stockholder	449,900
Total current assets	592,770

Property and equipment

Land	50,000
Land improvements	200,000
Building and improvements	4,230,100
Furniture, fixtures and equipment	400,000
4,880,100
Less: Accumulated depreciation	145,750
Property and equipment, net	4,734,350

Other assets

Restricted cash - escrow account	200,000
Deferred loan costs, net of accumulated amortization of $31,937	95,811
Deferred lease incentive, net of accumulated amortization of $3,000	17,000
Straight line rent adjustment	18,000
Goodwill	100,000
Total other assets	430,811

Total assets	$ 5,757,931

CONTINUED ON THE FOLLOWING PAGE

See accompanying notes to these financial statements

CONTINUED FROM THE PREVIOUS PAGE

WEST PACES FERRY HEALTHCARE REIT, INC. AND SUBSIDIARY

Consolidated Balance Sheet

March 31, 2013

Liabilities and Stockholders’ Deficit

Current liabilities

Current portion of note payable, Colony Bank	$ 54,210
Note payable - Global Casinos, Inc.	500,000
Accounts payable	4,783
Accrued property taxes	2,882
Accrued interest - Colony Bank	20,976
Accrued interest - Dodge Investors, LLC	11,917
Accrued interest - Global Casinos, Inc.	2,083
Total current liabilities	596,851

Note payable - Colony Bank, less current portion	4,112,002
Note payable - Dodge Investors, LLC	1,100,000
Lease security deposit	25,000
Total liabilities	5,833,853

Stockholders’ deficit
West Paces Ferry Healthcare REIT, Inc. and Subsidiary deficit
Common stock, 100 shares at $.10 par authorized, 1,000 shares to be
issued and outstanding	100
Common stock subscriptions receivable	(100)
Retained deficit	(51,461)
Total West Paces Ferry Healthcare REIT, Inc. and Subsidiary deficit	(51,461)

Non-controlling interest	(24,461)
Total stockholders’ deficit	(75,922)
Total liabilities and stockholders’ deficit	$5,757,931

See accompanying notes to these financial statements

WEST PACES FERRY HEALTHCARE REIT, INC. AND SUBSIDIARY

Consolidated Statement of Loss

For the period from March 13, 2013 (date of inception) through March 31, 2013

Revenue	$ 23,333
Rent income

Expenses
General and administrative	4,370
Depreciation	8,097
Amortization of loan costs	1,774
Interest	18,903
Total expenses	33,144

Consolidated net loss	(9,811)

Net loss attributable to the non-controlling interest in Dodge NH, LLC	1,322

Net loss attributable to West Paces Ferry Healthcare REIT, Inc. and Subsidiary	$ (8,489)

See accompanying notes to these financial statements

WEST PACES FERRY HEALTHCARE REIT, INC. AND SUBSIDIARY

Consolidated Statement of Changes in Stockholders’ Deficit

For the period from March 13, 2013 (date of inception) through March 31, 2013

	Common Stock to be Issued
	Shares	Amount	Subscriptions Receivable	Retained Deficit	Non-controlling Interest	Total Stockholders’ (Deficit)
Stockholder’s deficit – beginning of period	-	$ -	$ -	$ -	$ -	$ -

Acquisition of controlling interest in Dodge NH, LLC				(42,972)	(23,139)	(66,111)

Stock subscriptions	1,000	100	(100)		-	-

Net loss for the period	-	-	-	(8,489)	(1,322)	(9,811)

Stockholders’ deficit -	1,000	$ 100	$ (100)	$ (51,461)	$ (24,461)	$ (75,922)

See accompanying notes to these financial statements

WEST PACES FERRY HEALTHCARE REIT, INC. AND SUBSIDIARY

Consolidated Statement of Cash Flows

For the period from March 13, 2013 (date of inception) through March 31, 2013

Cash flows from operating activities
Consolidated net loss	$ (9,811)
Adjustments to reconcile consolidated net loss to net cash provided by operating expenses
Depreciation	8,097
Amortization of deferred loan costs	1,774
Amortization of deferred lease incentive	167
Increase in straight line rent adjustment	(1,000)
Increase (decrease) in operating liabilities:
Accounts payable	4,370
Accrued interest – Colony Bank	10,862
Accrued interest – Dodge Investors, LLC	5,958
Accrued interest – Global Casinos, Inc.	2,083
Deferred revenue	(22,500)
Cash provided by operating activities	-

Cash flows from investing activities
Purchase of property and equipment	(100)
Cash used in investing activities	(100)

Cash flows from financing activities
Repayment of advances from stockholder	100
Cash provided by financing activities	100

Net change in cash and cash equivalents	-
Cash and cash equivalents – beginning of period	11,188
Cash and cash equivalents – end of period	$ 11,188

See accompanying notes to these financial statements

WEST PACES FERRY HEALTHCARE REIT, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

For the period from March 13, 2013 (date of inception) through March 31, 2013

Note 1 - Summary of significant accounting policies

This summary of significant accounting policies of West Paces Ferry Healthcare REIT, Inc. and Subsidiary (the Company) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the financial statements.  The accounting policies conform to accounting principles generally accepted in the United States of America.

Organization, general and income taxes

West Paces Ferry Healthcare REIT, Inc. was organized as a real estate investment trust (REIT) corporation on March 13, 2013, for the purpose of investing in real estate related to the long-term care industry.

To qualify as a REIT, the company must meet a number of organizational and operational requirements including a requirement that it distribute at least 90% of its taxable income to its stockholders.  As a REIT, the Company generally will not be subject to corporate level federal income tax on net income it distributes currently to its stockholders. The Company intends to qualify as a REIT from its inception and, accordingly, no provision for income taxes has been included in the accompanying financial statements.  The Company may be subject to certain state and local taxes on its income and property and to federal income and excise tax on its undistributed taxable income. The Company has estimated that these taxes are not significant to the financial statements as of March 31, 2013.

The Company acquired a 65% controlling interest in Dodge NH, LLC (Dodge) on March 15, 2013, from Georgia Healthcare REIT, Inc (Ga. REIT). Ga. REIT is related to the Company thorough common ownership and control. Dodge was formed for the purpose of acquiring Middle Georgia Nursing Home, a 100 bed nursing home located in Eastman, Georgia. The nursing home acquisition was completed by Dodge effective July 1, 2012. From inception, Dodge has leased the facility to an unrelated third party nursing home operator described more fully in Note 6 below.

The remaining 35% of Dodge is owned by Dodge Investors, LLC (Dodge Investors).  Dodge Investors loaned funds totaling $1,100,000 to Dodge that were used in conjunction with a loan from Colony Bank (Note 3) to acquire the facility on July 1, 2012.  Dodge Investors, representing the “non-controlling” interest in these consolidated financial statements, is owned by several individual members that are not related to the majority stockholder of the Company.

Principles of consolidation

The Company’s consolidated financial statements include the accounts of its majority-owned subsidiary, Dodge. All significant inter-company transactions and balances have been eliminated in the consolidation. The net loss and deficit attributable to the parent and non-controlling interest are reported separately.

Basis of accounting

The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the Unites Stated of America. Accordingly, all revenues are recognized when earned and expenses when incurred.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Restricted cash - escrow account

Funds accumulated in the restricted cash - escrow account total $200,000, at March 31, 2013, and are restricted for uses described more fully in Note 3 below.

Property, equipment and depreciation

In accordance with purchase accounting guidance established for related party acquisitions, the original property and equipment owned by Dodge are stated at historic cost as held by Dodge on the date of acquisition.  Any subsequent betterments and improvements will also be stated at historic cost. Depreciation is provided using the straight-line method for financial reporting purposes over the estimated useful lives of the assets.  Upon sale, retirement or other disposition of an asset, the cost and accumulated depreciation are removed and any gain or loss on the disposition is included in income.  Useful lives of the assets are summarized as follows:

Land improvements	15 years
Building and improvements	30 years
Furniture, fixtures and equipment	10 years

Property and equipment were assessed for impairment at the acquisition date and will be assessed annually thereafter for possible impairment and, when events or circumstances indicate that the carrying value of the asset may not be recoverable, the recorded asset value will be written down to its net realizable value.  These reviews for impairment will be conducted using historical cash flows as well as current estimates of future cash flows or appraisals. The recoverability of these costs is assessed by comparing the current carrying value to its undiscounted future cash flows.

All property and equipment owned by the Company is held as collateral for the Colony Bank loan described in Note 3.  Depreciation expense totaled $8,097, for the period ending March 31, 2013.

Advances to and from affiliates

The Company will periodically advance cash to and from various related parties as a part of the normal course of business.  The Company plans to monitor these advances on a continual basis, evaluating the creditworthiness of the related party and its ability to repay the advance, generally using the strength and projected cash flows of the underlying related party operations as a basis for extending credit.  The Company records allowances for collection against the advances when indisputable factors are present that indicate the related party will not be able to repay the advance.

Deferred loan costs

Deferred loan costs are amortized over the life of the Colony Bank loan (Note 3).  Amortization expense for the period ended March 31, 2013, totaled $1,774. Amortization of this intangible asset is expected to total approximately $42,600, per year through the maturity date of the Colony Bank loan.

Deferred lease incentive

Dodge provided the lessee with an incentive to execute the lease on July 1, 2012, valued at $20,000. This amount has been capitalized and is being amortized over the life of the lease. Amortization of this intangible asset is expected to total approximately $4,000, per year through the initial term of the lease described in Note 6.

Goodwill

Goodwill arises in connection with business combinations accounted for as a purchase where the purchase price exceeds the fair value of the net assets of the acquired business. Purchased goodwill in the amount of $100,000, was recorded in connection with the acquisition of the nursing home owned by Dodge. The Company assessed goodwill for impairment at the acquisition date and plans to assess on an annual basis thereafter. No impairment losses have been reported during the period presented.

Revenue recognition

Rent from the Dodge facility is usually received in advance of the month and recognized as revenue by the Company in the month to which it relates. The Dodge lease is subject to annual escalations of the minimum monthly rent required under the lease.  The accompanying financial statements reflect rental income on a straight-line basis over the term of the lease.  Cumulative adjustments associated with the straight-line rent requirement are reflected as a long-term asset and totaled $18,000, as of March 31, 2013. Adjustments to reflect rent income on a straight line basis totaled $1,000 for the period ending March 31, 2013.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported.  Actual results could differ from those estimates.

Note 2 - Acquisition of a controlling interest in Dodge NH, LLC

In accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (the “ASC”) 805-50-30-5, Business Combinations - Transactions Between Entities Under Common Control, the Dodge acquisition was recorded by the Company by measuring the recognized assets and liabilities of Dodge at their carrying amount in the accounts of Ga. REIT at the date of transfer.

The Company completed the acquisition of a controlling 65% equity interest in Dodge on March 15, 2013. The accounting guidance cited above also requires presentation of the acquired operations of Dodge as if it occurred on the earliest date presented in the financial statements of the acquirer. Accordingly, the financial statements reflect rental operations of Dodge for the period from March 13, 2013, through March 31, 2013.  The purchase price of this 65% controlling interest was equal to $100.  The equity interest acquired is considered to be a controlling interest in Dodge. Accordingly, the Company has consolidated 100% of the carrying amount of the assets and liabilities of Dodge in the financial statements and has also accounted for the non-controlling 35% equity interest on the date of acquisition as follows:

Cash and cash equivalents	$ 11,188
Due from affiliates	131,682
Property and equipment, net	4,742,347
Restricted cash - USDA escrow	200,000
Intangible assets, net	231,752
Total assets	$5,316,969

Due to Member	$ 50,000
Other liabilities	66,868
Note payable - Colony Bank	4,166,212
Note payable - Dodge Investors, LLC	1,100,000
Total liabilities	5,383,080
Retained deficit	(42,972)
Non-controlling interest	(23,139)
Total liabilities and stockholder deficit	$5,316,969

Note 3 - Note payable - Colony Bank

Note payable - Colony Bank, consisted of the following as of March 31, 2013:

Note payable to Colony Bank with interest at 6.25%, payable in equal monthly installments of $26,386 with a final balloon payment of the remaining principal and interest totaling approximately $4,064,000 on May 29, 2015. Collateral for this note is described below	$4,166,212

Less current portion	54,210
$4,112,002

All assets of the Dodge nursing home are pledged as collateral on the Colony Bank note.   In addition, the following are listed as additional collateral:

The majority stockholder of the Company has personally guaranteed the payment of the full amount of the note and the performance of all conditions stipulated in the loan agreement.

As additional collateral for the loan, the following security instruments have been executed:

Coffee ALF, LLC (Coffee) - The bank owns a second priority deed to secure debt on an assisted living facility owned by Coffee located in Douglas, Georgia. Brogdon Family, LLC, of which the majority stockholder is a member and the manager, is a 50% owner of Coffee.

Bay Landing ALF, LLC (Bay Landing) - The bank owns a second mortgage on an assisted living facility owned by Bay Landing located in Lynn Haven, Florida. Brogdon Family, LLC, of which the majority stockholder is a member and the manager, is a 100% owner of Bay Landing.

The additional collateral from Coffee and Bay Landing will not be recorded unless the terms of the Escrow Agreement (below) are not met.

Escrow Agreement

The Company intends to repay the loan from Colony Bank from the proceeds of a loan which is insured, guaranteed or extended by the United States Department of Agriculture (USDA) or some other agency of the United States of America.  To ensure the payment of the loan fees associated with the proposed loan, Colony Bank required the Company to deposit $200,000 into an escrow account to be used to pay those costs when incurred. The escrow agent will also hold in escrow the security documents for the security interests in Coffee and Bay Landing described above.

If the Company is unable to obtain the contemplated loan on or before June 30, 2013, the escrow agent will disburse the $200,000 maintained in the escrow account to be applied to the loan balance of Colony Bank. In addition, the security documents held in escrow for the Coffee and Bay Landing security interests will be released to Colony Bank who will have the right to record the security documents in the respective county and state in which each property lies.

Future maturities of the Note Payable - Colony Bank loan are as follows:

Years ending March 31:	Amount
2014	$ 54,210
2015	57,746
2016	4,054,256
$4,166,212

Note 4 - Note payable - Dodge Investors, LLC

Dodge Investors currently owns a 35% interest in Dodge. Dodge Investors loaned proceeds totaling $1,100,000, to Dodge which were used in conjunction with the loan from Colony Bank (Note 3) to acquire the nursing home.  The note payable bears interest at 13% per annum with interest due monthly, in arrears.

The entire principal amount of the note is due on July 1, 2014.   Dodge NH can prepay the note without penalty, without notice and at any time provided all interest is paid through the prepayment date. Repayment of the note is subordinate to the first mortgage held by Colony Bank on the nursing home.  Repayment of this note will be due immediately upon the sale of the facility.

In the event of early prepayment, the Dodge LLC operating agreement provides for certain priority distributions to the members of Dodge Investors.  Furthermore, if less than $550,000 of the Dodge Investors note payable is repaid on or before December 31, 2013, Dodge will not only continue to pay interest on the unpaid balance portion of the note at the rate of 13%, but it will also increase the equity shares then owned by Dodge Investors from 35% to 37.5% of Dodge.

Also in connection to this loan from Dodge Investors, the majority shareholder has provided assurances to the members of Dodge Investors of plans to issue to members of Dodge Investors warrants to purchase 200,000 shares of Global’s (Note 5 and 10) common stock, exercisable at $.60 per share for a period of four years from the consummation of the stock purchase agreement described in Note 10.

Note 5 - Note payable - Global Casinos, Inc.

Effective on the inception date of March 13, 2013, the West Paces Ferry Healthcare REIT, Inc. assumed an outstanding note payable obligation owed to Global Casinos, Inc. in the principal amount of $500,000. The loan is evidenced by a promissory note providing that the loan shall bear interest at the rate of 5% per annum, interest payable monthly, with the total outstanding principal balance due on June 30, 2013 (Note 10). In exchange for this note assumption, the Company also accepted a receivable due from the majority stockholder also in the amount of $500,000 (Note 7).

Note 6 - Facility Lease

The Dodge nursing home is being operated under a lease agreement by Eastman Healthcare and Rehab, LLC, (Eastman Rehab).  The initial term of the lease is for five years commencing July 1, 2012, and ending June 30, 2017.  The lease requires lease payments to be made in advance in the amount of $45,000 per month for the first year of the lease. The monthly lease payments escalate by $1,000 per month on each lease anniversary, thereafter.  The initial term of the lease can be extended for one additional term of five years. Payment terms of the rent will be negotiated at the time of renewal.

Future cash payments for rent to be received during the initial term of the lease are as follows:

Years Ending March 31:	Amount
2014	$ 549,000
2015	561,000
2016	573,000
2017	585,000
2018	147,000
$2,415,000

Rent income totaling $23,333, includes the pro-rated minimum monthly March 2013 rent received from the lessee of $22,500, plus the straight line rent adjustment of $1,000, less amortization of the deferred lease incentive of $167, for the period ending March 31, 2013.

Note 7 - Related party advances and advances to and from the majority stockholder

The Company’s majority stockholder owns other companies to which advances have been made. As of March 31, 2013, the Company has unsecured and interest-free, net amounts due from companies affiliated with the majority stockholder as follows:

Saint Simons Healthcare, LLC	$ 23,500
Georgia Healthcare REIT, Inc.	108,182
$131,682

The affiliates in the schedule above are related to the Company through common control and ownership of its majority stockholder.

In addition to the related advances above, the Company has also accepted an unsecured, interest free receivable due from the majority stockholder totaling $500,000, as of March 31, 2013. This amount has been netted in the consolidation against an advance owed back to the majority stockholder by Dodge totaling $50,000. Additionally, the majority stockholder advanced funds totaling $100 to the Company used to purchase the 65% interest in Dodge (Note 2) on March 15, 2013.

These advances are expected to be collected or otherwise settled within a year from the balance sheet date and have, therefore, been classified as current as of March 31, 2013.

Note 8 - Fair value measurements

Financial accounting standards establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. This hierarchy consists of three broad levels: Level 1 inputs have the highest priority, and Level 3 inputs have the lowest priority.  In some cases, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. When this happens, the level in the fair value hierarchy that the asset or liability falls under is based on the lowest input level that is significant to the fair value measurement in its entirety.

Level 1 Inputs

Fair values are based on quoted prices (unadjusted) in active markets for identical assets that the Company has the ability to access at the measurement date (e.g. prices derived from NYSE, NASDAQ, or Chicago Board of Trade).

Level 2 Inputs

Fair values are based on inputs other than quoted prices included within Level 1 that are observable for valuing the asset or liability, either directly or indirectly (i.e. interest rate and yield curves observable at commonly quoted intervals, default rates, etc.)  Observable inputs include quoted prices for similar assets or liabilities in active or non-active markets.  Level 2 inputs may also include insignificant adjustments to market observable inputs.

Level 3 Inputs

Fair values are based on unobservable inputs used for valuing the asset or liability. Unobservable inputs are those that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, based on the best information available in the circumstances.

Cash and cash equivalents and restricted cash - carrying amounts approximate the respective fair values due to the short maturities of those instruments.

Long-term debt - fair value was estimated using the discounted cash flows analysis based on current incremental borrowing rate for similar types of borrowing arrangements.

Considerable judgment is required in interpreting market data to develop the estimates of fair value and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Note 9 - Supplemental Disclosure of cash flow information

The Company assumed a note payable owed to Global Casinos, Inc. in the amount of $500,000, in exchange for a receivable in the amount of $500,000 due from the majority stockholder on March 13, 2013.

The Company recorded a subscriptions receivable for the issuance of 1,000 shares of common stock at par value totaling $100, on March 13, 2013.

The Company acquired a controlling 65% interest in Dodge NH, LLC on March 15, 2013 for the purchase price of $100.  On this acquisition date, unrestricted cash and cash equivalents held by Dodge and included in the consolidation totaled $11,188. The non-cash elements of this acquisition are described in more detail in Notes 1 & 2.

There were no cash payments for interest or income taxes during the period presented.

Note 10 - Subsequent events

Management has evaluated subsequent events through April 19, 2013, which is the date the financial statements were available to be issued.

On April 13, 2013, the stockholders entered into a stock purchase agreement (SPA) whereby they agreed to sell all of their shares to Global Casinos, Inc. (Global) for the purchase price of $100. Global is a publically traded company that owns two casinos in Colorado.  Global’s shares are traded on the Over-The-Counter Bulletin Board.

The consummation of the SPA is conditioned upon the following terms: (i) the approval of the Global shareholders, (ii) the approval of the Colorado Division of Gaming for a change in ownership of gaming licenses of the casinos owned by Global that are subject to a split-off agreement, (iii) the concurrent closing of the split-off agreement and (iv) the filing and acceptance of certain documents with the Securities and Exchange Commission regarding the above transactions.

After the closing of the SPA the Company will be wholly owned by Global. Also, concurrent with the conclusion of the stock purchase, Global will cause it Board of Directors and Executive Officers to be reconstituted to consist of the stockholders of the Company and their designees.

The stock purchase agreement also acknowledges that, upon conclusion of the stock purchase agreement, the outstanding note payable owed to Global Casinos, Inc. in the amount of $500,000, described more fully in Note 5, will then become an inter-company liability which will be eliminated on consolidation for financial reporting purposes.  The stockholders of the Company will also then have the right to cause Global to forgive the indebtedness.

Dodge NH, LLC

Financial Statements

For the period from July 1, 2012

(date of inception) through March 14, 2013

LANEY, BOTELER & KILLINGER

Certified Public Accountants

100 Ashford Center North, Suite # 310

Atlanta, GA  30338

(770) 394-8000

Independent Auditor’s Report

To the Members

Dodge NH, LLC

Atlanta, Georgia

We have audited the accompanying financial statements of Dodge NH, LLC, which comprises the balance sheet as of March 14, 2013, and the related consolidated statement of loss and changes in members’ deficit and cash flows for the period from July 1, 2012 (date of inception) through March 14, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America.  This includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Dodge NH, LLC as of March 14, 2013, and the results of its operations and its cash flows for the period from July 1, 2012 (date of inception) through March 14, 2013, in conformity with accounting principles generally accepted in the United States of America.

Laney, Boteler & Killinger

Atlanta, Georgia

May 15, 2013

Dodge NH, LLC

Balance Sheet

March 14, 2013

ASSETS

Current assets
Cash and cash equivalents	$ 11,188
Due from affiliate	23,500
Due from majority member	108,182
Total current assets	142,870

Property and equipment
Land	50,000
Land improvements	200,000
Building and improvements	4,230,000
Furniture, fixtures and equipment	400,000
4,880,000
Less: Accumulated depreciation	137,653
Property and equipment, net	4,742,347

Other assets
Restricted cash – escrow account	200,000
Deferred loan costs, net of accumulated amortization of $30,163	97,585
Deferred lease incentive, net of accumulated amortization of $2,833	17,167
Straight line rent adjustment	17,000
Goodwill	100,000
Total other assets	431,752
Total assets	$ 5,316,969

CONTINUED ON THE FOLLOWING PAGE

See accompanying notes to these financial statements

CONTINUED FROM THE PREVIOUS PAGE

Dodge NH, LLC

Balance Sheet

March 14, 2013

LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities
Current portion of note payable, Colony Bank	$ 54,210
Accounts payable	412
Accrued property taxes	2,882
Accrued interest – Colony Bank	10,115
Accrued interest – Dodge Investors, LLC	5,959
Deferred revenue	22,500
Due to affiliate	50,000
Total current liabilities	146,078

Note payable – Colony Bank, less current portion	4,112,002
Note payable – Dodge Investors, LLC	1,100,000
Lease security deposit	25,000
Total liabilities	5,383,080

Members’ deficit	(66,111)
Total liabilities and members’ deficit	$ 5,316,969

See accompanying notes to these financial statements

DODGE NH, LLC

Statement of Loss and Changes in Members’ Deficit

For the period from July 1, 2012 (date of inception) through March 14, 2013

Revenue
Rent income	$ 396,667
Other income	962
397,629

Expenses
General and administrative	7,218
Depreciation	137,653
Amortization of loan costs	30,163
Interest	288,706
Total expenses	463,740

Net loss	(66,111)

Members’ deficit – beginning of period	-

Members’ deficit – end of period	$ (66,111)

See accompanying notes to these financial statements

DODGE NH, LLC

Statement of Cash Flows

For the period from July 1, 2012 (date of inception) through March 14, 2013

Cash flows from operating activities
Net loss	$ (66,111)
Adjustments to reconcile net loss to net cash provided by operating expenses
Depreciation	137,653
Amortization of deferred loan costs	30,163
Amortization of deferred lease incentive	2,833
Increase in straight line rent adjustment	(17,000)
(Increase) decrease in operating assets::
Deferred lease incentive	(20,000)
Increase (decrease) in operation liabilities:
Accounts payable	412
Accrued property taxes	2,882
Accrued interest – Colony Bank	10,115
Accrued interest – Dodge Investors, LLC	5,959
Deferred revenue	22,500
Cash provided by operating activities	134,906

Cash flows from investing activities
Purchase of property and equipment	(4,880,000)
Purchase of goodwill	(100,000)
Increase in restricted cash – escrow account	(200,000)
Cash used in investing activities	(5,180,000)

Cash flows from financing activities
Proceeds received from note payable – Colony Bank	4,200,000
Repayment of note payable – Colony Bank	(33,788)
Proceeds received from note payable – Dodge Investors, LLC	1,100,000
Payment of deferred loan costs	(127,748)
Advance to affiliate	(23,500)
Advance to majority member	(108,182)
Advance from affiliate	50,000
Cash provided by financing activities	5,056,782

Net change in cash and cash equivalents	11,188
Cash and cash equivalents – beginning of period	-
Cash and cash equivalents – end of period	$ 11,188

See accompanying notes to these financial statements

DODGE NH, LLC

Notes to Financial Statements

For the period from July 1, 2012 (date of inception) through March 14, 2013

Note 1 - Summary of significant accounting policies

This summary of significant accounting policies of Dodge NH, LLC (the Company) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the financial statements.  The accounting policies conform to accounting principles generally accepted in the United States of America.

Organization, general and income taxes

Dodge NH, LLC was organized as a limited liability company consisting of the following members:

Georgia Healthcare REIT, Inc.	65.0%
Dodge Investors, LLC	35.0
100.0%

The Company was formed for the purpose of acquiring Middle Georgia Nursing Home, a 100 bed nursing home located in Eastman, Georgia.  The nursing home acquisition was completed by the Company effective July 1, 2012.  From inception, the Company has leased the facility to an unrelated third party nursing home operator described more fully in Note 4 below.

Basis of accounting

The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the Unites Stated of America. Accordingly, all revenues are recognized when earned and expenses when incurred.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Restricted cash - escrow account

Funds accumulated in the restricted cash - escrow account total $200,000 at March 14, 2013, and are restricted for uses described more fully in Note 2 below.

Property, equipment and depreciation

The property and equipment owned by the Company are stated at historic cost. Depreciation is provided using the straight-line method for financial reporting purposes over the estimated useful lives of the assets.  Upon sale, retirement or other disposition of an asset, the cost and accumulated depreciation are removed and any gain or loss on the disposition is included in income. Useful lives of the assets are summarized as follows:

Land improvements

15 years

Building and improvements

30 years

Furniture, fixtures and equipment

10 years

Property and equipment were assessed for impairment at the acquisition date and will be assessed annually thereafter for possible impairment and, when events or circumstances indicate that the carrying value of the asset may not be recoverable, the recorded asset value will be written down to its net realizable value.  These reviews for impairment will be conducted using historical cash flows as well as current estimates of future cash flows or appraisals. The recoverability of these costs is assessed by comparing the current carrying value to its undiscounted future cash flows.

All property and equipment owned by the Company is held as collateral for the Colony Bank loan described in Note 2. Depreciation expense totaled $137,653, for the period ending March 14, 2013.

Advances to and from affiliates

The Company periodically advances cash to and from various related parties as a part of the normal course of business.  The Company monitors these advances on a continual basis, evaluating the creditworthiness of the related party and its ability to repay the advance, generally using the strength and projected cash flows of the underlying related party operations as a basis for extending credit. The Company records allowances for collection against the advances when indisputable factors are present that indicate the related party will not be able to repay the advance.

Deferred loan costs

Deferred loan costs are amortized over the life of the Colony Bank loan (Note 2).  Amortization expense for the period ended March 14, 2013, totaled $30,163. Amortization of this intangible asset is expected to total approximately $42,600, per year through the maturity date of the Colony Bank loan.

Deferred lease incentive

Dodge provided the lessee with an incentive to execute the lease on July 1, 2012, valued at $20,000. This amount has been capitalized and is being amortized over the life of the lease. Amortization of this intangible asset is expected to total approximately $4,000, per year through the initial term of the lease described in Note 4.

Goodwill

Goodwill arises in connection with business combinations accounted for as a purchase where the purchase price exceeds the fair value of the net assets of the acquired business. Purchased goodwill in the amount of $100,000, was recorded in connection with the acquisition of the nursing home owned by the Company. The Company assessed goodwill for impairment at the acquisition date and plans to assess on an annual basis thereafter. No impairment losses have been reported during the period presented.

Income taxes

The Company was organized as a limited liability company (LLC) and has elected to be taxed as a partnership. Under the provisions of the Internal Revenue Code, the Company is considered a pass through entity and the members report their proportionate share of income, loss and credits on their respective income tax returns. Therefore, there is no income tax provision included in these financial statements.

The Company’s income tax filings are subject to audit by various taxing authorities to include the Internal Revenue Service.  As of the date of this report, the Company’s tax return filings subject to audit include filings for the years ended December 31, 2012.

Revenue recognition

Rent from the facility is usually received in advance of the month and recognized as revenue by the Company in the month to which it relates. The lease is subject to annual escalations of the minimum monthly rent required under the lease. The accompanying financial statements reflect rental income on a straight-line basis over the term of the lease.  Cumulative adjustments associated with the straight-line rent requirement are reflected as a long-term asset and totaled $17,000, as of March 14, 2013.  Adjustments to reflect rent income on a straight line basis totaled $17,000 for the period ended March 14, 2013.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported.  Actual results could differ from those estimates.

Note 2 - Note payable - Colony Bank

Note payable - Colony Bank, consisted of the following as of March 14, 2013:

Note payable to Colony Bank with interest at 6.25%, payable in equal monthly installments of $26,386 with a final balloon payment of the remaining principal and interest totaling approximately $4,064,000, on May 29, 2015. Collateral for this note is described below.

$ 4,155,212

Less current portion	54,210
$4,112,002

All assets of the Company are pledged as collateral on the Colony Bank note.  In addition, the following are listed as additional collateral:

The controlling owner of the majority member of the Company has personally guaranteed the payment of the full amount of the note and the performance of all conditions stipulated in the loan agreement.

As additional collateral for the loan, the following security instruments have been executed:

Coffee ALF, LLC (Coffee) - The bank owns a second priority deed to secure debt on an assisted living facility owned by Coffee located in Douglas, Georgia. Brogdon Family, LLC, of which the controlling owner of the majority member is a member and the manager, is a 50% owner of Coffee.

Bay Landing ALF, LLC (Bay Landing) - The bank owns a second mortgage on an assisted living facility owned by Bay Landing located in Lynn Haven, Florida. Brogdon Family, LLC, of which the controlling owner of the majority member is a member and the manager, is a 100% owner of Bay Landing.

The additional collateral from Coffee and Bay Landing will not be recorded unless the terms of the

Escrow Agreement (below) are not met.

Escrow Agreement

The Company intends to repay the loan from Colony Bank from the proceeds of a loan which is insured, guaranteed or extended by the United States Department of Agriculture (USDA) or some other agency of the United States of America.  To ensure the payment of the loan fees associated with the proposed loan, Colony Bank required the Company to deposit $200,000 into an escrow account to be used to pay those costs when incurred. The escrow agent will also hold in escrow the security documents for the security interests in Coffee and Bay Landing described above.

If the Company is unable to obtain the contemplated loan on or before June 30, 2013, the escrow agent will disburse the $200,000 maintained in the escrow account to be applied to the loan balance of Colony Bank. In addition, the security documents held in escrow for the Coffee and Bay Landing security interests will be released to Colony Bank who will have the right to record the security documents in the respective county and state in which each property lies.

Future maturities of the Note Payable - Colony Bank loan are as follows:

Years ending March 14:	Amount
2014	$ 54,210
2015	57,746
2016	4,054,256
$4,166,212

Note 3 - Note payable - Dodge Investors, LLC (Dodge Investors)

Dodge Investors currently owns a 35% interest in the Company. Dodge Investors loaned proceeds totaling $1,100,000, to the Company which were used in conjunction with the loan from Colony Bank (Note 3) to acquire the nursing home. The note payable bears interest at 13% per annum with interest due monthly, in arrears.

The entire principal amount of the note is due on July 1, 2014.  The Company can prepay the note without penalty, without notice and at any time provided all interest is paid through the prepayment date. Repayment of the note is subordinate to the first mortgage held by Colony Bank on the nursing home.  Repayment of this note will be due immediately upon the sale of the facility.

In the event of early prepayment, the Company’s operating agreement provides for certain priority distributions to the members of Dodge Investors.  Furthermore, if less than $550,000 of the Dodge Investors note payable is repaid on or before December 31, 2013, the Company will not only continue to pay interest on the unpaid balance portion of the note at the rate of 13%, but it will also increase the member interest then owned by Dodge Investors from 35% to 37.5% of the Company.

Also in connection to this loan from Dodge Investors, the controlling owner of the majority member has provided assurances to the members of Dodge Investors of plans to issue to members of Dodge Investors warrants to purchase 200,000 shares of Global’s (Note 7) common stock, exercisable at $.60 per share for a period of four years from the consummation of the stock purchase agreement.

Note 4 - Facility Lease

The nursing home is being operated under a lease agreement by Eastman Healthcare and Rehab, LLC, (Eastman Rehab). The initial term of the lease is for five years commencing July 1, 2012, and ending June 30, 2017.  The lease requires lease payments to be made in advance in the amount of $45,000 per month for the first year of the lease. The monthly lease payments escalate by $1,000 per month on each lease anniversary, thereafter.  The initial term of the lease can be extended for one additional term of five years.  Payment terms of the rent will be negotiated at the time of renewal.

Future cash payments for rent to be received during the initial term of the lease are as follows:

Years Ending March 14:	Amount
2014	$ 549,000
2015	561,000
2016	573,000
2017	585,000
2018	147,000
$ 2,415,000

Rent income totaling $396,667, includes rent received from the lessee of $382,500, plus the straight line rent adjustment of $17,000, less amortization of the deferred lease incentive of $2,833, for the period ending March 14, 2013.

Note 5 - Related party advances and advances to and from the majority stockholder

The controlling owner of the majority member owns other companies to which advances have been made.  As of March 14, 2013, the Company has unsecured and interest-free, net amounts due the majority member and from individuals and companies affiliated with the majority member as follows:

Advance to Saint Simons Healthcare, LLC	$ 23,500
Advance to Georgia Healthcare REIT, Inc. (the majority member)	108,182
Total advances to affiliates and members	131,682
Advance from controlling owner of the majority member	(50,000)
$ 81,682

The affiliates in the schedule above are related to the Company through common control and ownership.

These advances are expected to be collected or otherwise settled within a year from the balance sheet date and have, therefore, been classified as current as of March 14, 2013.

Note 6 - Fair value measurements

Financial accounting standards establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. This hierarchy consists of three broad levels: Level 1 inputs have the highest priority, and Level 3 inputs have the lowest priority.  In some cases, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. When this happens, the level in the fair value hierarchy that the asset or liability falls under is based on the lowest input level that is significant to the fair value measurement in its entirety.

Level 1 Inputs

Fair values are based on quoted prices (unadjusted) in active markets for identical assets that the Company has the ability to access at the measurement date (e.g. prices derived from NYSE, NASDAQ, or Chicago Board of Trade).

Level 2 Inputs

Fair values are based on inputs other than quoted prices included within Level 1 that are observable for valuing the asset or liability, either directly or indirectly (i.e. interest rate and yield curves observable at commonly quoted intervals, default rates, etc.)  Observable inputs include quoted prices for similar assets or liabilities in active or non-active markets.  Level 2 inputs may also include insignificant adjustments to market observable inputs.

Level 3 Inputs

Fair values are based on unobservable inputs used for valuing the asset or liability. Unobservable inputs are those that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, based on the best information available in the circumstances.

Cash and cash equivalents, restricted cash, accounts payable accrued expenses and due to/from affiliates - carrying amounts approximate the respective fair values due to the short maturities of those instruments.

Long-term debt - fair value was estimated using the discounted cash flows analysis based on current incremental borrowing rate for similar types of borrowing arrangements.

Considerable judgment is required in interpreting market data to develop the estimates of fair value and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Note 7 - Subsequent events

Management has evaluated subsequent events through May 15, 2013, which is the date the financial statements were available to be issued.

On March 15, 2013, Georgia Healthcare REIT, Inc., the majority member owning a 65% interest in the Company, sold its entire interest to West Paces Ferry Healthcare REIT, Inc. (WPF). WPF is a related party through common control and ownership.

On April 13, 2013, the stockholders of WPF entered into a stock purchase agreement (SPA) whereby they agreed to sell all of their shares to Global Casinos, Inc. (Global) for the purchase price of $100. Global is a publically traded company that owns two casinos in Colorado. Global’s shares are traded on the Over-The-Counter Bulletin Board.

The consummation of the SPA is conditioned upon the following terms:

(i) the approval of the Global shareholders,

(ii) the approval of the Colorado Division of Gaming for a change in ownership of gaming licenses of the casinos owned by Global that are subject to a split-off agreement,

(iii) the concurrent closing of the split-off agreement and

(iv) the filing and acceptance of certain documents with the Securities and Exchange

Commission regarding the above transactions.

After the closing of the SPA the Company will be majority owned by Global. Also, concurrent with the conclusion of the stock purchase, Global will cause it Board of Directors and Executive Officers to be reconstituted to consist of the stockholders of WPF and their designees.

MIDDLE GEORGIA NURSING HOME, INC.

D/B/A CRESCENT RIDGE

EASTMAN, GEORGIA

FINANCIAL STATEMENTS AS OF

JUNE 30, 2012 AND 2011 AND

REPORT OF INDEPENDENT ACCOUNTANTS

EXPLANATORY NOTE

Effective July 1, 2012, Georgia Healthcare REIT, Inc. acquired a 65% interest Dodge NH, LLC, which owns certain real property that has historically been operated as a 100 bed skilled nursing facility (the “Middle Georgia Nursing Home”).  Prior to its purchase by Dodge NH, LLC, the Middle Georgia Nursing Home was operated by Middle Georgia Nursing Home, Inc., d/b/a Crescent Ridge Eastman, Georgia (“Crescent Ridge”).  Concurrently with its purchase of the Middle Georgia Nursing Home, Dodge NH, LLC entered into a five year operating lease with an independent third party professional nursing home operator named Eastman Healthcare and Rehab, LLC (“Eastman Healthcare”).  The operating lease with Eastman Healthcare calls for initial monthly rental payments of $45,000 which escalate by $1,000 per month each year thereafter. Georgia Healthcare REIT, Inc. subsequently sold its interest in Dodge NH to West Paces Ferry Healthcare REIT, Inc.

The historical financial condition and results of operations of Crescent Ridge do not reflect the operating and revenue model of Dodge NH, LLC or its operating lessee Eastman Healthcare.  Where Crescent Ridge was a lessee/operator, West Paces and its majority owned subsidiary, Dodge NH, LLC are strictly lessors and have no financial interest or control in the operations of the nursing home by Eastman Healthcare.  Nevertheless, the historical financial statements of Crescent Ridge are included in this Information Statement under the guidance of Section 2340 of the Financial Reporting Manual published by the SEC which relates to the need to disclose the financial statements of a significant lessee of a registrant due to the concentration of risk associated with a reliance upon a significant lessee.  Since the indirect lessee of Georgia REIT, Eastman Healthcare, has no historical operating results at the Middle Georgia Nursing Home, we are including the historical financial statements of its predecessor, Crescent Ridge.

We caution all investors that no inference should be made that the historical financial condition and results of operations of Crescent Ridge are indicative of the financial condition or anticipated results of future operations of Eastman Healthcare at the Middle Georgia Nursing Home; and these financial statements should not be relied upon in evaluating the concentration of risk that West Paces might experience due to its reliance upon a single lessee of a single property.  Because the operating and revenue model of West Paces as a landlord and Crescent Ridge as an lessee/operator are so starkly different, actual future operating results of West Paces will be significantly different from the historical results of Crescent Ridge

MCNAIR, MCLEMORE, MIDDLEBROOKS & CO., LLC

CERTIFIED PUBLIC ACCOUNTANTS

389 Mulberry Street • Post Office Box One • Macon, GA 31202

Telephone (478) 746-6277 • Facsimile (478) 741-1129

www.mrnmcpa. corn

November 12, 2012

REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors

Middle Georgia Nursing Home, Inc. d/b/a Crescent Ridge

We have audited the accompanying balance sheets of Middle Georgia Nursing Home, Inc. d/b/a Crescent Ridge (a Georgia Corporation) as of June 30, 2012 and 2011 and the related statements of operations and changes in accumulated deficit, and cash flows for the years then ended. These financial statements are the responsibility of the management of Middle Georgia Nursing Home, Inc. d/b/a Crescent Ridge. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Middle Georgia Nursing Home, Inc. d/b/a Crescent Ridge as of June 30, 2012 and 2011, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

McNAIR, McLEMORE, MIDDLEBROOKS & CO., LLC

MIDDLE GEORGIA NURSING HOME, INC.

d/b/a CRESCENT RIDGE

BALANCE SHEET AS OF JUNE 30, 2012 AND 2011

ASSETS

Current Assets	2012	2011
Cash	$43,290	$5,658
Patient Accounts Receivable, Net of
Allowance for Doubtful Accounts of
$90,256 in 2012 and $490,256 in 2011	600,962	525,351
Prepaid Expenses	18,321	15,120
Estimated Third-Party Payor Settlements	211,098	158,217
	873,671	704,346

Property and Equipment
Buildings and Improvements	62,729	62,729
Departmental Equipment	181,378	181,378
	244,107	244,107
Accumulated Depreciation	($211,001)	($205,947)

	33,106	38,160

Total Assets	$906,777	$742,506

CONTINUED ON THE FOLLOWING PAGE

CONTINUED FROM THE PREVIOUS PAGE

MIDDLE GEORGIA NURSING HOME, INC.

d/b/a CRESCENT RIDGE

BALANCE SHEET AS OF JUNE 30, 2012 AND 2011

LIABILITIES AND ACCUMULATED DEFICIT

Current Liabilities
Accounts Payable	$336,493	$245,716
Estimated Third-Party Payor Settlements	-	66
Other Accrued Expenses	379,220	221,195

	715,713	466,977

Related Party Payables	919,902	1,096,650

Accumulated Deficit
Common Stock, $1 Par Value, 500,000 shares
Issued, 500 shares outstanding for the Years
Ended June 30, 2012 and 2011	500	500
Distributions	($37,500)	-
Accumulated Deficit	($691,838)	($821,621)

	($728,838)	($821,121)

Total Liabilities and Accumulated Deficit	$906,777	$742,506

MIDDLE GEORGIA NURSING HOME, INC.

d/b/a CRESCENT RIDGE

STATEMENTS OF OPERATIONS AND CHANGES IN ACCUMULATED DEFICIT
FOR THE YEARS ENDED JUNE 30

Operating Revenues	2012	2011
Net Patient Service Revenues	4,635,382	4,594,720
Other Operating Income, Net	10,215	6,602

	4,645,597	4,601,322

Operating Expenses
Nursing Services	1,936,104	1,977,425
Dietary Services	433,092	399,907
Recreational and Social Services	85,803	78,540
Laundry and Housekeeping Services	255,268	225,785
Plant Operations and Maintenance	257,829	256,931
General and Administrative Services	821,568	795,340
Management Fees	360,000	362,109
Interest	-	2,032
Depreciation and Amortization	5,055	10,239
Facility Lease, Taxes and Insurance	178,940	155,870
Bad Debts	170,584	513,950

	4,504,243	4,778,128

Operating Income (Loss)	141,354	(176,806)

Other Income (Expense)
Miscellaneous	(11,762)	72
Interest	191	71

	11,571	143

Net Income (Loss)	129,783	(176,663)

Accumulated Deficit, Beginning	(821,621)	(644,958)

Accumulated Deficit, Ending	(691,838)	(821,621)

MIDDLE GEORGIA NURSING HOME, INC.

d/b/a CRESCENT RIDGE

STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED JUNE 30

	2012	2011
Cash Flows from Operating Activities
Net Income (Loss)	$ 129,783	$ (176,663)
Adjustments to Reconcile Net Income (Loss)
to Net Cash Provided by Operating Activities
Depreciation and Amortization	5,055	10,239
Provision for Bad Debts	90,256	490,256
Change In
Patient Accounts Receivable	(165,867)	(273,982)
Prepaid Expenses	(3,202)	32,095
Estimated Third Party Payor Settlements	(52,947)	(123,164)
Accounts Payable	90,777	2,598
Other Accrued Expenses	158,025	(6,458)
Related Party Payables	(176,748)	97,613
	75,132	52,534
Cash Flows from Financing Activities
Distributions	(37,500)

Net Increase in Cash	37,632	52,534

Cash, Beginning	5,658	(46,876)

Cash, Ending	$ 43,290	$ 5,658

Supplemental Disclosure of Cash Flow Information
Cash Payments of Interest	$ -	$ 2,032

MIDDLE GEORGIA NURSING HOME, INC.
D/B/A CRESCENT RIDGE

NOTES TO FINANCIAL STATEMENTS

(1)

Nature of Business and Significant Accounting Policies

Nature of Business

Middle Georgia Nursing Home, Inc. d/b/a Crescent Ridge (the Corporation) is a Georgia company formed on September 9, 1994. The Corporation leases and operates a 100-bed nursing home, principally engaged in providing long-term medical and therapeutic care to elderly residents of Eastman, Georgia and the surrounding area.

Significant Accounting Policies

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

Property, Equipment and Depreciation

Depreciation of property and equipment is computed principally on the straight-line method over the following estimated useful lives:

Years
Buildings and Improvements	10-20
Departmental Equipment	7-10

Revenue Recognition and Net Patient Service Revenue

Revenues are derived from services rendered to patients for long-term care, including skilled and intermediate care, and rehabilitation therapy services.

Revenues are recorded when services are provided based upon established rates adjusted for amounts expected to be received under third-party contractual arrangements with governmental providers, Medicare and Medicaid. These revenues and receivables are stated at amounts estimated by management to be at their net realizable value.

For private pay in long-term care, the Corporation bills in advance for the following month, with the remittance being due on receipt of the statement and generally by the 10th' day of the month services are performed.

Payments are received from the Medicare program under a prospective payment system (PPS). For skilled nursing services, Medicare pays a fixed fee per Medicare patient day, based on the acuity level of the patient.

Medicaid program payments for long-term care services are based upon rates set by the state of Georgia using historical cost and adjusted quarterly for case mix.

Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation. Noncompliance with such laws and regulations can be subject to regulatory actions including fines, penalties and exclusion from the Medicare and Medicaid programs. Management believes the Corporation is in material compliance with all applicable laws and regulations.

The Medicare PPS methodology requires that patients be assigned to Resource Utilization Groups (RUGS) based on the acuity level of the patient to determine the amount paid for patient services. The assignment of patients to the various RUG categories is subject to post-payment review by Medicare intermediaries, Management believes the Corporation has made adequate provision for any adjustments that may result from these reviews. Any differences between the net revenues recorded and the final determination will be adjusted in future periods as adjustments become known.

Receivables

The Corporation grants credit without collateral to its residents, of whom most are insured under governmental programs or third-party contractual agreements. The collectability or reliability of the accounts receivable is dependent primarily upon the performance of the government unit, the third party or the resident's family, Management does not believe significant credit risks are associated with accounts receivable. Adequate provision for doubtful accounts has been established based upon historical experience, the aging of the account and the payor classification. Uncollectible accounts are written off after all collection efforts have been exhausted.

Impairment of Long-Lived Assets

The Corporation reviews long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount of which the carrying amount of the asset exceeds fair value of the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Corporation identified no such impairment losses during the years ended June 30, 2012 or 2011.

Income Taxes

The Corporation, with consent of its owner, has elected to be taxed under sections of the federal and state income tax laws which provide that, in lieu of corporation income taxes, the owner separately accounts for the Corporation's items of income, deductions, losses and credits. Therefore, these statements do not include any provision for corporate income taxes. The owner files the results of operations on a calendar year. The 2011, 2010 and 2009 returns have been filed and are still subject to examination, for a period of three years from filing, by the Internal Revenue Service.

On January 1, 2009, the Corporation adopted the recognition and disclosure provisions of ASC Topic 740, Income Taxes. Under this guidance, tax positions are evaluated for recognition using a more-likely-than-not threshold, and those tax positions requiring recognition are measured at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority that has knowledge of all relevant information. Liabilities for income tax matters include amounts for income taxes, penalties, and interest thereon and are a result of the potential alternative interpretations of tax laws and the judgmental nature of the timing of recognition of taxable income. Management does not believe the Corporation has taken any tax positions which would require accrual due to this guidance.

Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through November 12, 2012, the date the financial statements were available to be issued.

(2)

Other Accrued Expenses

The components of other accrued expenses as of June 30 are as follows:

	2012	2011
Payroll, Payroll Taxes and Related Benefits	$ 69,906	$ 27,321
Accrued Leave	-0-	20,013
Accrued Property Taxes	2,882	3,434
Accrued Provider Fees	306,432	170,427
	$ 379,220	$ 221,195

(3)

Related Party Transactions

The Corporation borrowed money from facilities related through common ownership during the normal course of business. The amount of the borrowings was $919,902 and $1,096,650 as of June 30, 2012 and 2011, respectively.

The advances are noninterest-bearing and are due on demand.

(4)

Major Customers

The Corporation's patient service revenues are derived primarily from federal (Medicare) and state (Medicaid) programs. Below is a summary of the composition of revenues and accounts receivable for the years ended June 30:

	2012		2011
	Revenue	Accounts Receivable	Revenue	Accounts Receivable
Medicaid	71.22%	32.88%	73.90%	23.08%
Medicare	23.06%	49.10%	22.09%	70.70%
Other	5.72%	18.02%	4.01%	6.22%
	100.00%	100.00%	100.00%	100.00%

(5) Lease Commitments

The Corporation leases the facility under an operating lease from Pine Health Care, Inc. (a related third party through common ownership). The lease began January 1, 2004 with a term of ten years and automatically renews for successive one year periods. The lease agreement may be canceled by either party with a written thirty-day notice. The lease was amended on July 1, 2011 to increase the monthly rate from $11,437 to $13,937. Lease expense of $167,240 and $137,249 was recognized for the years ended June 30, 2012 and 2011, respectively.

(6)

Management Agreement

The Corporation entered into a management agreement for operations with a company related through common ownership. The agreement began January 1, 2004 with a term of five years and automatically renews for successive one year periods. The cost of these services is at the related company's standard rates to unrelated customers. Management fees during the initial five year term were $18,000 per month and in the event the Agreement is extended, such fee shall be adjusted to the prevailing rate, $30,000 per month for the years ended June 30, 2012 and 2011. Management fees for the years ended June 30, 2012 and 2011 were $360,000, respectively.

(7)

Commitments and Contingencies

The Corporation is a party to various legal actions and is subject to various claims arising in the normal course of business. Management does not believe the ultimate disposition of these matters will result in a material adverse effect on the financial position or results of operations of the Corporation.

(8)

Subsequent Event

On June 29, 2012 the Corporation entered into a transition agreement with Eastman Healthcare & Rehab, LLC (an unrelated third party). Eastman Healthcare & Rehab, LLC will assume substantially all assets and contracts of the Corporation. The agreement became effective on July 1, 2012.

..

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-(202) 942-8088. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

SIGNATURES

Respectfully submitted,

GLOBAL CASINOS, INC.

Date: _____________, 2013	By:________________________ Clifford L. Neuman, President